File Nos. 33-51626
                                                                       811-07148

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                        Pre-Effective Amendment No.         [  ]

                        Post-Effective Amendment No.        [23]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                        Amendment No.                       [24]

                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         3707 West Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                         3707 West Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on May 1, 2009 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)(1)
/ /   on (date) pursuant to paragraph (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               SchwartzValueFund
                         ...............................
                           VALUE INVESTING SINCE 1984

                               [GRAPHIC OMITTED]


                                   PROSPECTUS
                         ...............................
                                   MAY 1, 2009



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS

                                                                     MAY 1, 2009


 SHAREHOLDER ACCOUNTS            [GRAPHIC OMITTED]       CORPORATE OFFICES
   c/o Ultimus Fund                                      3707 W. Maple Road
    Solutions, LLC                                            Suite 100
    P.O. Box 46707                                    Bloomfield Hills, MI 48301
 Cincinnati, OH 45246
    (888) 726-0753
                           SCHWARTZ VALUE FUND (RCMFX)
================================================================================

                              INVESTMENT OBJECTIVE:
                         Long-term capital appreciation

                               MINIMUM INVESTMENT:
                            Initial purchase - $1,000

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies that are believed to be selling below their intrinsic value.

This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    2
Expense Information .......................................................    5
Additional Investment Information .........................................    6
How to Purchase Shares ....................................................    7
How to Redeem Shares ......................................................   10
Dividends and Distributions ...............................................   12
Taxes .....................................................................   13
Operation of the Fund .....................................................   14
Calculation of Share Price ................................................   15
Financial Highlights ......................................................   16
Shareholder Privacy Policy ................................................   17
For More Information ..............................................   back cover

--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


Under normal market conditions, the Fund invests primarily in U.S. common stocks. The Fund may invest in the securities of companies of any size. The Adviser uses fundamental security analysis to identify and purchase shares of companies that are believed to be selling below their intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product offerings, or other significant changes that the Adviser believes will significantly enhance shareholder value in the future.


The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.


The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. However, when a company no longer meets the Adviser's investment criteria, it is sold, regardless of the time held by the Fund.


The Fund may invest in exchange traded funds ("ETFs") if the Adviser believes it is advisable to expose the Fund to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. As a result, there is a risk that you could lose money by investing in the Fund.

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to their intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the Adviser's opinion about the intrinsic value of a company is incorrect or if the market does not recognize these companies, their stock prices may remain stable or decrease.

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock.

Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF's shares may trade at a discount to its net asset value, or that an active trading market for an ETF's shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, the Fund's shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance for each of the past 10 calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              [BAR CHART OMITTED]

                                1999      -2.45%
                                2000       9.27%
                                2001      28.09%
                                2002     -14.91%
                                2003      39.28%
                                2004      22.60%
                                2005       3.83%
                                2006      14.29%
                                2007     -11.08%
                                2008     -35.94%

The 2009 year-to-date total return for the Fund through March 31, 2009 is -10.34%.

During the periods shown in the bar chart, the highest return for a quarter was 21.64% during the quarter ended June 30, 2003 and the lowest return for a quarter was -21.60% during the quarter ended December 31, 2008.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

The table below shows how the Fund's average annual total returns compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                    One        Five        Ten
                                                    Year      Years       Years
                                                   -----------------------------
SCHWARTZ VALUE FUND
   Return Before Taxes.........................    -35.94%    -3.69%      2.98%
   Return After Taxes on Distributions.........    -35.98%    -4.94%      1.69%
   Return After Taxes on Distributions
     and Sale of Fund Shares...................    -23.30%    -2.69%      2.61%

RUSSELL 2000 INDEX* (reflects no deduction for
   fees, expenses, or taxes)...................    -33.79%    -0.93%      3.02%

* The Russell 2000 Index, representing approximately 10% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). Performance assumes reinvestment of all dividends. You cannot invest directly in an index.

EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)
   Sales Charge (Load) Imposed on Purchases............................     None
   Contingent Deferred Sales Charge (Load).............................     None
   Sales Charge (Load) Imposed on Reinvested Dividends.................     None
   Redemption Fee......................................................     None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
   Management Fees.....................................................    1.00%
   Other Expenses......................................................    0.43%
   Acquired Fund Fees and Expenses*....................................    0.02%
                                                                           -----
   Total Annual Fund Operating Expenses................................    1.45%
                                                                           =====

* Acquired Fund Fees and Expenses represent the fees and expenses incurred indirectly by the Fund as a result of investing in shares of other investment companies and pooled investment vehicles.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 Year             $  148
                           3 Years               459
                           5 Years               792
                           10 Years            1,735

ADDITIONAL INVESTMENT INFORMATION
================================================================================

The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product offerings, or other significant changes that the Adviser believes will significantly enhance shareholder value in the future.

The Fund will typically invest a portion of its assets in small and mid-capitalization companies. While small and mid-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-capitalization companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may, in fact, not be undervalued or may continue to be undervalued for long periods of time. Some securities held by the Fund may not be actively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that the majority of the Fund's investments will appreciate rapidly.


For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. The money market instruments that the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.


HOW TO PURCHASE SHARES
================================================================================

Your initial investment in the Fund ordinarily must be at least $1,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are priced at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.
Checks should be made payable to the "Schwartz Value Fund."

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Shares of the Fund may be purchased or sold through brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent at 888-726-0753 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.

ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." In order to purchase additional shares of the Fund by bank wire, please telephone the Transfer Agent at 888-726-0753 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

AUTOMATIC INVESTMENT PLAN (AIP) AND DIRECT DEPOSIT PLAN. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 888-726-0753 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. In general, the Fund is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund's policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on the Fund's performance. The Fund reserves the right at any time to reject any purchase request that it believes to be market timing; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by their financial institution. Financial intermediaries may establish omnibus accounts in the Fund for their clients. The Fund relies on intermediaries to help enforce its market timing policies. Although the Fund has taken steps to discourage frequent purchases and redemptions of its shares, the Fund cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.


ADDITIONAL INFORMATION. The Fund will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================


You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your redemption will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly, semi-annual or annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-0753 for additional information.

ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund  reserves the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --   income   distributions   and   capital   gains   distributions
                  reinvested in additional shares

Income Option --  income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option --    income  distributions and capital gains  distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders. The Fund expects most of its distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Fund will annually mail a statement to you indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
================================================================================

The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


INVESTMENT ADVISER. The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has $464 million of assets under management as of December 31, 2008. The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman of the Trust and President of both the Trust and the Adviser.


The investment advisory fee paid to the Adviser during the fiscal year ended December 31, 2008 was equal to 1.00% of the Fund's average daily net assets. A discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's investment advisory agreement, including its conclusions with respect thereto, will be available in the Fund's semi-annual report for the period ending June 30, 2009.

PORTFOLIO MANAGERS. George P. Schwartz, CFA, and Timothy S. Schwartz, CFA, are co-portfolio managers of the Fund. George P. Schwartz has been a portfolio manager of the Fund since its inception and Timothy S. Schwartz has been a portfolio manager of the Fund since March 1, 2008. The portfolio managers are jointly responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Mr. George Schwartz has been President and Chief Investment Officer of the Adviser for more than 25 years. Mr. Timothy Schwartz joined the Adviser in 1998 and is Vice President and Treasurer of the Adviser. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), serves as the distributor of shares of the Fund. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Transfer Agent. The Fund may be distributed through other broker-dealers as well.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

CALCULATION OF SHARE PRICE
================================================================================

On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.


The Fund's portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value with respect to those assets is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================================
                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                   DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                     2008           2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........     $    22.15     $    25.52     $    25.44     $    27.04     $    25.84
                                                  ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:

   Net investment income/(loss). ............           0.07          (0.00)(a)      (0.09)         (0.17)         (0.21)

   Net realized and unrealized gains/(losses)
      on investments ........................          (8.03)         (2.82)          3.74           1.23           6.02
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations ............          (7.96)         (2.82)          3.65           1.06           5.81
                                                  ----------     ----------     ----------     ----------     ----------
Less distributions:

   From net investment income ...............          (0.07)            --             --             --             --

   From net realized gains on investments ...          (0.00)(a)      (0.55)         (3.57)         (2.66)         (4.61)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions .........................          (0.07)         (0.55)         (3.57)         (2.66)         (4.61)
                                                  ----------     ----------     ----------     ----------     ----------

Net asset value at end of year.. ............     $    14.12     $    22.15     $    25.52     $    25.44     $    27.04
                                                  ==========     ==========     ==========     ==========     ==========

Total return (b) ............................         (35.9)%        (11.1)%         14.3%           3.8%          22.6%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of year (000's) ...........     $   27,490     $   54,863     $   68,408     $   69,486     $   76,510
                                                  ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .....          1.43%          1.34%          1.38%          1.61%          1.82%

Ratio of net investment income/(loss)
   to average net assets ....................          0.33%         (0.00)%        (0.35)%        (0.65)%        (0.84)%

Portfolio turnover rate .....................           150%            78%            82%            78%            83%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------

                           SHAREHOLDER PRIVACY POLICY
================================================================================

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect shareholder privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former shareholders to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 888-726-0753 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------

                                BOARD OF TRUSTEES


                             Donald J. Dawson, Jr.
                            LEAD INDEPENDENT TRUSTEE
                                 John E. Barnds
                                 Peter F. Barry
                               Louis C. Bosco, Jr.
                                 Joseph M. Grace
                             George P. Schwartz, CFA



                               INVESTMENT ADVISER

                        SCHWARTZ INVESTMENT COUNSEL, INC.
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500


                          ADMINISTRATOR/TRANSFER AGENT

                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707


                                  LEGAL COUNSEL

                            SULLIVAN & WORCESTER LLP
                          1666 K Street N.W., Suite 700
                             Washington, D.C. 20006

                                    OFFICERS


                       George P. Schwartz, CFA, President
                    Richard L. Platte, Jr., CFA, VP/Secretary
                       Timothy S. Schwartz, CFA, Treasurer
                    Becky S. Renaud, Chief Compliance Officer
                      Robert G. Dorsey, Assistant Secretary
                       John F. Splain, Assistant Secretary
                     Mark J. Seger, CPA, Assistant Treasurer
                     Theresa M. Bridge, CPA, Asst. Treasurer
                   Shanda S. Gentry, Assistant Vice President



                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                              DELOITTE & TOUCHE LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606


                                   DISTRIBUTOR

                         ULTIMUS FUND DISTRIBUTORS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                    CUSTODIAN

                                  US BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                               SchwartzValueFund

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                  888-726-0753

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Fund's website at www.schwartzvaluefund.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

        FOR INFORMATION OR ASSISTANCE OPENING AN ACCOUNT, PLEASE CONTACT
          YOUR FINANCIAL ADVISER, CALL TOLL-FREE 888-726-0753 OR VISIT
                           WWW.SCHWARTZVALUEFUND.COM.

                               [GRAPHIC OMITTED]

                       Schwartz Investment Counsel, Inc.
                                Established 1980

      3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301
                                  800-449-9240

                             www.schwartzinvest.com

                               FILE NO. 811-07148

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                               [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
            [LOGO OMITTED]    SCHWARTZ INVESTMENT TRUST
-----------   AVE MARIA   ------------------------------------------------------
                MUTUAL
                FUNDS

  Ave Maria Catholic Values Fund

       Ave Maria Growth Fund

  Ave Maria Rising Dividend Fund

    Ave Maria Opportunity Fund

        Ave Maria Bond Fund


                                                                PROSPECTUS
                                                                May 1, 2009

                                   PROSPECTUS

                                   May 1, 2009


SHAREHOLDER ACCOUNTS             [LOGO OMITTED]            CORPORATE OFFICES
  c/o Ultimus Fund                 AVE MARIA              3707 W. Maple Road
   Solutions, LLC                    MUTUAL                    Suite 100
   P.O. Box 46707                    FUNDS            Bloomfield Hills, MI 48301
Cincinnati, OH 45246                                        (866) 283-6274
   (888) 726-9331                                        www.avemariafunds.com

AVE MARIA CATHOLIC VALUES FUND (AVEMX)
AVE MARIA GROWTH FUND (AVEGX)
AVE MARIA RISING DIVIDEND FUND (AVEDX)
AVE MARIA OPPORTUNITY FUND (AVESX)
AVE MARIA BOND FUND (CLASS R - AVEFX; CLASS I - AVEHX)

MINIMUM INVESTMENT  Initial purchase - $1,000

INVESTMENT OBJECTIVES

AVE MARIA CATHOLIC VALUES FUND:
Long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA GROWTH FUND:
Long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA RISING DIVIDEND FUND:
Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA OPPORTUNITY FUND:
Long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

AVE MARIA BOND FUND:
Preservation of principal with a reasonable level of current income.

Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and Ave Maria Bond Fund (individually a "Fund" or together the "Funds") have retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Funds' investments. The Adviser, with the approval of the Board of Trustees, has selected JLB & Associates, Inc. (the "Sub-Adviser") to serve as the sub-adviser to the Ave Maria Growth Fund. In addition, the Funds rely on guidance from the Catholic Advisory Board. The Catholic Advisory Board consists of six members who are actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The Funds are not authorized by the Roman Catholic Church nor is the Catholic Advisory Board affiliated with the Roman Catholic Church.

                                 [LOGO OMITTED]
                                    AVE MARIA
                                     MUTUAL
                                      FUNDS

                                TABLE OF CONTENTS

Risk/Return Summary........................................................    3

Expense Information........................................................   22

How to Purchase Shares.....................................................   24

How to Exchange Shares.....................................................   27

How to Redeem Shares.......................................................   28

Dividends and Distributions................................................   29

Taxes......................................................................   30

Operation of the Funds.....................................................   31

The Catholic Advisory Board................................................   33

Calculation of Share Price.................................................   34

Financial Highlights.......................................................   35

Shareholder Privacy Policy.................................................   41

For More Information...............................................   back cover


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Catholic Values Fund invests primarily in common stocks. The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The Adviser invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser's criteria for value. The prices of shares in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product offerings, and other significant changes that the Adviser believes will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the Fund's outstanding shares.

The Fund invests in securities of established companies of various market capitalizations. Generally, stocks are purchased with the intent to hold them for three years or more. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA CATHOLIC VALUES FUND?


GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. As a result, there is a risk that you could lose money by investing in the Fund.


MORAL INVESTING RISKS

The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.


SECURITY SELECTION AND INVESTMENT STYLE RISKS

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to their intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. A stock may never achieve the price appreciation the Adviser anticipates and the Fund's value style may go out of favor with investors.


SMALL-CAP AND MID-CAP COMPANY RISKS

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Catholic Values Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [BAR CHART OMITTED]


                                2002      -9.81%
                                2003      35.55%
                                2004      20.10%
                                2005       5.79%
                                2006      14.19%
                                2007      -4.03%
                                2008     -36.83%

The 2009 year-to-date total return for the Fund through March 31, 2009 is -11.50%.

During the periods shown in the bar chart, the highest return for a quarter was 19.59% during the quarter ended June 30, 2003 and the lowest return for a quarter was -25.71% during the quarter ended December 31, 2008.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

The table below shows how the Ave Maria Catholic Values Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                           ONE       FIVE       SINCE INCEPTION
AVE MARIA CATHOLIC VALUES FUND             YEAR      YEARS       (MAY 1, 2001)
                                         --------   --------     -------------
Return Before Taxes                       -36.83%    -2.54%          1.63%
Return After Taxes on Distributions       -36.84%    -2.89%          1.36%
Return After Taxes on Distributions
    and Sale of Fund Shares               -23.93%    -1.99%          1.49%

STANDARD & POOR'S 500 INDEX*
    (reflects no deduction for fees,
    expenses, or taxes)                   -37.00%    -2.19%         -2.53%

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK PRICES OF 500 WIDELY HELD U.S. STOCKS. PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


--------------------------------------------------------------------------------

AVE MARIA GROWTH FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. The Fund may invest in companies of all sizes.

In selecting investments, the Sub-Adviser will rely primarily on fundamental analysis by reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose polices undermine the Sacrament of Marriage.

The Fund's investments are also monitored in relation to the Sub-Adviser's criteria for a growth company. The Sub-Adviser evaluates a company's earnings growth and prospects, price to cash flow, along with other variables to determine whether the company meets its growth criteria. These companies may include small and mid-cap companies. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser's investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA GROWTH FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Sub-Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. As a result, there is a risk that you could lose money by investing in the Fund.


MORAL INVESTING RISKS

The Sub-Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Sub-Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Sub-Adviser that the security be sold.


SECURITY SELECTION AND INVESTMENT STYLE RISKS

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund invests in equity securities of companies that the Sub-Adviser believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and may lack the dividend income of value companies that can offset losses in a falling market. A company may never achieve the earnings growth the Adviser anticipates and the Fund's growth style may go out of favor with investors.


SMALL-CAP AND MID-CAP COMPANY RISKS

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [BAR CHART OMITTED]


                                2004      21.47%
                                2005       0.34%
                                2006      15.76%
                                2007      11.61%
                                2008     -32.10%

The 2009 year-to-date total return for the Fund through March 31, 2009 is -10.03%.

During the periods shown in the bar chart, the highest return for a quarter was 10.46% during the quarter ended December 31, 2004 and the lowest return for a quarter was -23.18% during the quarter ended December 31, 2008.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

The table below shows how the Ave Maria Growth Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                           ONE       FIVE       SINCE INCEPTION
AVE MARIA GROWTH FUND                      YEAR      YEARS       (MAY 1, 2003)
                                         --------   --------     --------------
Return Before Taxes                       -32.10%     1.35%          5.01%
Return After Taxes on Distributions       -32.10%     1.27%          4.94%
Return After Taxes on Distributions
    and Sale of Fund Shares               -20.87%     1.18%          4.35%

STANDARD & POOR'S 500 INDEX*
    (reflects no deduction for fees,
    expenses, or taxes)                   -37.00%    -2.19%          1.69%

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK PRICES OF 500 WIDELY HELD U.S. STOCKS. PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


--------------------------------------------------------------------------------

AVE MARIA RISING DIVIDEND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Ave Maria Rising Dividend Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. The Adviser believes that a track record of dividend increases is an excellent indicator of a company's financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

o either a track record of, or the potential for, above-average earnings and dividend growth;

o     a competitive dividend yield;

o a sound balance sheet and solid cash flow to support future dividend increases;

o     a sustainable competitive advantage and leading market position; and

o reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the Fund's outstanding shares.

In pursuing the Fund's investment objective, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA RISING DIVIDEND FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. As a result, there is a risk that you could lose money by investing in the Fund.


MORAL INVESTING RISKS

The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.


SECURITY SELECTION AND INVESTMENT STYLE RISKS

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. There is no guarantee that the Fund's dividends will increase over time. The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund's ability to generate income. The Adviser's approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend paying stocks.


SMALL-CAP AND MID-CAP COMPANY RISKS

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Rising Dividend Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [BAR CHART OMITTED]


                                2006      17.89%
                                2007      -0.59%
                                2008     -22.79%

The 2009 year-to-date total return for the Fund through March 31, 2009 is -10.59%.

During the periods shown in the bar chart, the highest return for a quarter was 7.05% during the quarter ended December 31, 2006 and the lowest return for a quarter was -19.23% during the quarter ended December 31, 2008.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

The table below shows how the Ave Maria Rising Dividend Fund's average annual total returns compare with those of the Standard & Poor's 500 Index and the Standard & Poor's 500 Dividend Aristocrats Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                  ONE        SINCE INCEPTION
AVE MARIA RISING DIVIDEND FUND                    YEAR        (MAY 2, 2005)
                                                --------      -------------
Return Before Taxes                              -22.79%          -0.95%
Return After Taxes on Distributions              -23.04%          -1.37%
Return After Taxes on Distributions
    and Sale of Fund Shares                      -14.40%          -0.71%

STANDARD & POOR'S 500 INDEX*
    (reflects no deduction for fees,
    expenses, or taxes)                          -37.00%          -4.73%

STANDARD & POOR'S 500 DIVIDEND
    ARISTOCRATS INDEX**
    (reflects no deduction for fees,
    expenses, or taxes)                          -21.88%          -1.50%

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCK PRICES OF 500 WIDELY HELD U.S. STOCKS. PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

** THE STANDARD & POOR'S 500 DIVIDEND ARISTOCRATS INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THE COMPANIES WITHIN THE STANDARD & POOR'S 500 INDEX THAT HAVE INCREASED THEIR DIVIDEND PAYMENTS IN EACH OF THE LAST 25 YEARS. PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


--------------------------------------------------------------------------------

AVE MARIA OPPORTUNITY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Opportunity Fund is to seek long-term capital appreciation from equity investments primarily in companies that do not violate core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Opportunity Fund may invest in the common stocks of companies of any capitalization and, under normal circumstances, will emphasize investments in mid-capitalization ("mid-cap"), small capitalization ("small-cap") and micro capitalization ("micro-cap") companies meeting the Fund's religious criteria (as discussed below). The Adviser uses fundamental security analysis to identify and purchase shares of companies that it believes are selling below their intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product offerings, and other significant changes that the Adviser believes will significantly enhance shareholder value in the future. The Adviser believes that the Russell 2000 Index, an index of small capitalization stocks, is the most appropriate broad-based securities market index against which to compare the Fund's performance. The median market capitalization of the companies included in the Russell 2000 Index was $520 million as of the most recent reconstitution of the Index. Although the Fund is permitted to invest in companies of any size, it is anticipated that the Fund will invest primarily in common stocks of mid-cap, small-cap and micro-cap companies, with market capitalizations within the ranges defined by the Adviser. The Adviser currently defines mid-cap companies as those whose market capitalization at the time of purchase is between $4 billion and $10 billion, defines small-cap companies as those whose market capitalization is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, most of the companies in the Fund's portfolio can be expected to have a market capitalization of $10 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest.


The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.


The Adviser intends to hold securities in the Fund for an average of three years or more. However, when a company no longer meets the Adviser's investment criteria, it is sold regardless of the time held by the Fund. High rates of portfolio turnover may involve additional brokerage commissions and other transaction costs and may result in the Fund recognizing greater capital gains, which would increase the amount of capital gains that must be distributed to shareholders.


Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA OPPORTUNITY FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. As a result, there is a risk that you could lose money by investing in the Fund.


MORAL INVESTING RISKS

The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.


SECURITY SELECTION AND INVESTMENT STYLE RISKS

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to their intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. A stock may never achieve the price appreciation the Adviser anticipates and the Fund's value style may go out of favor with investors.


MID-CAP, SMALL-CAP AND MICRO-CAP COMPANY RISKS

Investments in mid-cap, small-cap and micro-cap companies often involve higher risks because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of mid-cap, small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap, small-cap and micro-cap companies may be subject to wider price fluctuations. Mid-cap, small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks of investing in the Ave Maria Opportunity Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [BAR CHART OMITTED]


                                2007      -8.52%
                                2008     -32.19%

The 2009 year-to-date total return for the Fund through March 31, 2009 is -8.04%.

During the periods shown in the bar chart, the highest return for a quarter was 5.70% during the quarter ended June 30, 2007 and the lowest return for a quarter was -26.43% during the quarter ended December 31, 2008.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

The table below shows how the Ave Maria Opportunity Fund's average annual total returns compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                   ONE        SINCE INCEPTION
AVE MARIA OPPORTUNITY FUND                         YEAR        (MAY 1, 2006)
                                                 --------      -------------
Return Before Taxes                               -32.19%         -13.85%
Return After Taxes on Distributions               -32.23%         -14.16%
Return After Taxes on Distributions
    and Sale of Fund Shares                       -20.87%         -11.59%
RUSSELL 2000 INDEX*
    (reflects no deduction for fees,
    expenses, or taxes)                           -33.79%         -13.45%

* THE RUSSELL 2000 INDEX, REPRESENTING APPROXIMATELY 10% OF THE U.S. EQUITY MARKET, IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST U.S. DOMICILED PUBLICLY-TRADED COMMON STOCKS IN THE RUSSELL 3000 INDEX (AN UNMANAGED INDEX OF THE 3,000 LARGEST U.S. DOMICILED PUBLICLY-TRADED COMMON STOCKS BY MARKET CAPITALIZATION REPRESENTING APPROXIMATELY 98% OF THE U.S. PUBLICLY-TRADED EQUITY MARKET). PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------

AVE MARIA BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of primarily domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities, as well as mortgage-backed securities and money market instruments. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the Fund's outstanding shares.

The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities.

The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, convertible securities, and common stocks paying dividends. The Fund also seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.


The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage. Under normal circumstances, all of the Fund's investments in corporate debt and equity securities will satisfy the Fund's religious criteria. However, the Fund's investments in U.S.

government obligations (or money market instruments that the Fund may invest in for temporary defensive or liquidity purposes) may conflict with the Fund's religious goals.

The Fund will invest at least a majority of its assets in "investment-grade" debt securities and in securities issued by the U.S. government, its agencies or its instrumentalities. Investment-grade debt securities are corporate bonds, debentures, notes or money market instruments rated at least BBB (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities that the Adviser considers to be of comparable quality. Securities issued by the U.S. government, its agencies or its instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. government.

The Fund will invest no more than 20% of its assets in debt securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating) or lower. The Fund may invest up to 5% of its net assets in securities whose ratings are below investment-grade.

Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund's fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA BOND FUND?

GENERAL MARKET RISKS

The Fund is subject to the risk that the securities markets may decrease in value. Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by the Fund might decline in value. Any debt securities held by the Fund may be subject to certain risks, such as credit risks, interest rate risks, prepayment risks and liquidity risks. Any equity securities held by the Fund may be subject to certain risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, general economic and stock market conditions, investor perceptions and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. Convertible securities generally are debt obligations that pay income, but may convert into common or preferred stock under certain circumstances. Therefore, convertible securities may be subject to both debt and equity security risks described herein. As a result, there is a risk you could lose money by investing in the Fund.

SECURITY SELECTION RISKS

Like any mutual fund, the Fund's method of security selection may not be successful and the Fund might underperform the markets as a whole. The Adviser's opinion about the credit of a company or the intrinsic value of a security may be incorrect, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies.

MORAL INVESTING RISKS

The Adviser invests in corporate debt and equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

CREDIT RISKS

The value of the Fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong and they are more likely to be unable to make interest or principal payments, especially during periods of economic uncertainty or downturn.

The Fund's investment grade determination is made at the time of purchase. A determination of whether a security is investment grade represents the rating agency's opinion as to credit quality but is not an absolute standard of quality or a guarantee as to the creditworthiness of an issuer. If a security's rating is reduced below investment grade, the Fund is not required to liquidate the position. When a security's rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.


Government securities held by the Fund may or may not be backed by the "full faith and credit" of the U.S. government. Securities backed by the full faith and credit of the U.S. government include Treasury securities, Government National Mortgage Association securities and Overseas Private Investment Corporation securities. Securities that are not backed by the "full faith and credit" of the U.S. government include securities issued by various other government agencies.

INTEREST RATE RISKS

The value of the Fund's fixed income securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund's securities and its share price will decline. A change in interest rates will also change the amount of income the Fund generates. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities.

PREPAYMENT AND EXTENSION RISKS

Mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Prepayment risk is the risk that the underlying mortgages may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium.
Extension risk is the risk that the underlying mortgages may be refinanced or paid off more slowly than anticipated, particularly during periods of rising interest rates. This could cause the Fund to be unable to capitalize on higher interest rates because its investments are locked in at a lower interest rate for a longer period of time.

LIQUIDITY RISKS

Fixed-income securities may also be subject to liquidity risk which is the risk that a security can not be sold at an advantageous time or price. If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.


WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Bond Fund by showing the performance of the Fund's Class R shares for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. All figures assume reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               CLASS R PERFORMANCE

                               [BAR CHART OMITTED]

                                 2004     5.06%
                                 2005     1.39%
                                 2006     5.95%
                                 2007     4.75%
                                 2008     0.30%

The 2009 year-to-date total return for Class R shares of the Fund through March 31, 2009 is -1.07%.

During the periods shown in the bar chart, the highest return for a quarter was 3.48% during the quarter ended September 30, 2006 and the lowest return for a quarter was -1.56% during the quarter ended June 30, 2004.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will be higher than the performance of Class R shares since Class R shares' expenses are higher. Both classes invest in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008

The table below shows how the Ave Maria Bond Fund's average annual total returns compare with those of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            ONE       FIVE      SINCE INCEPTION
AVE MARIA BOND FUND                         YEAR      YEARS      (MAY 1, 2003)
                                          --------  --------     -------------
CLASS R SHARES
   Return Before Taxes                      0.30%     3.47%          3.48%
   Return After Taxes on Distributions     -0.82%     2.27%          2.34%
   Return After Taxes on Distributions
      and Sale of Fund Shares               0.34%     2.37%          2.40%

CLASS I SHARES
   Return Before Taxes                      0.42%     3.79%          3.80%

BARCLAYS CAPITAL U.S.
    INTERMEDIATE GOVERNMENT/
    CREDIT BOND INDEX*
    (reflects no deduction for
    fees, expenses, or taxes)               5.08%     4.21%          4.06%

* THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF
      INTERMEDIATE TERM BONDS. PERFORMANCE ASSUMES MONTHLY COMPOUNDING OF INTEREST PAYMENTS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------

                               EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases...............................     None
Contingent Deferred Sales Charge (Load)................................     None
Sales Charge (Load) Imposed on Reinvested Dividends....................     None
Redemption Fee.........................................................     None
Exchange Fee...........................................................     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                        Ave Maria      Ave      Ave Maria        Ave          Ave Maria
                         Catholic     Maria       Rising        Maria         Bond Fund
                          Values      Growth     Dividend    Opportunity   -----------------
                           Fund        Fund        Fund         Fund       Class R   Class I
                           ----        ----        ----         ----       -------   -------
Management Fees........    1.00%       1.00%       0.75%        1.00%       0.30%     0.30%

Service (12b-1) Fees...    0.25%       0.25%       None         None        0.20%(1)  0.00%(1)

Other Expenses ........    0.29%       0.35%(2)    0.40%        1.29%       0.41%     0.40%

Acquired Fund Fees
   and Expenses(2).....    0.01%       0.00%       0.01%        0.03%       0.01%     0.01%
                          ------      ------      ------       ------      ------    ------
Total Annual Fund
   Operating Expenses..    1.55%       1.60%       1.16%        2.32%       0.92%     0.71%

Less: Fee Reductions
   and/or Expense
   Reimbursements(3)...    0.04%       0.10%       None         1.04%       0.21%     0.30%
                          ------      ------      ------       ------      ------    ------
Net Annual Fund
   Operating Expenses..    1.51%       1.50%       1.16%        1.28%       0.71%     0.41%
                          ======      ======      ======       ======      ======    ======

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Example also takes into account the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level for the contractual periods currently in place. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            Ave Maria       Ave      Ave Maria     Ave            Ave Maria
             Catholic      Maria      Rising      Maria           Bond Fund
              Values      Growth     Dividend  Opportunity   -------------------
               Fund        Fund        Fund        Fund      Class R     Class I
              ------      ------      ------      ------     -------     -------
1 Year        $  154      $  153      $  118      $  130      $   73      $   42
3 Years          486         495         368         625         272         197
5 Years          841         861         638       1,146         489         365
10 Years       1,842       1,892       1,409       2,576       1,112         854

(1) The Trust has adopted a Shareholder Servicing Plan under which Class R shares and Class I shares of the Ave Maria Bond Fund may incur expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the Shareholder Servicing Plan is 0.25% and 0.10% of average daily net assets allocable to Class R shares and Class I shares, respectively. Class R shares and Class I shares incurred expenses of 0.20% and 0.00%, respectively, pursuant to the Shareholder Servicing Plan during the most recent fiscal year.


(2) Acquired Fund Fees and Expenses represent the fees and expenses incurred indirectly by the Funds as a result of investing in shares of other investment companies and pooled investment vehicles. Acquired Fund Fees and Expenses for the Ave Maria Growth Fund have been included under the subcaption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.

(3) The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2010 so that Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.50% with respect to each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund; do not exceed 1.25% with respect to each of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund; and do not exceed 0.70% and 0.40% with respect to Class R and Class I shares, respectively, of the Ave Maria Bond Fund. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund (or in the case of the Ave Maria Bond Fund, by each class of shares) for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of such Fund (or class) to exceed the applicable expense limitation. The Board of Trustees has authorized in advance these repayments to the Adviser. The Adviser will have no claim against a Fund and a Fund will not pay for any unpaid amounts if its expense limitation agreement expires or is terminated.

--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

Your initial investment in a Fund ordinarily must be at least $1,000 (except that a $10 million initial investment is required to purchase Class I shares of the Ave Maria Bond Fund). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are priced at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares of the Funds may be purchased or sold through brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-

3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.

ADDING TO YOUR ACCOUNT

You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. In order to purchase additional shares of the Funds by bank wire, please telephone the Transfer Agent at 888-726-9331?for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Funds.

AUTOMATIC INVESTMENT PLAN (AIP) AND DIRECT DEPOSIT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds. Please call 888-726-9331 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW

PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity in order to ensure it complies with the Funds' policies. The Funds will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund's investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Funds reserve the right at any time to reject any purchase or exchange request that they believe to be market timing; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions. Financial intermediaries may establish omnibus accounts in the Funds for their clients. The Funds rely on intermediaries to help enforce their market timing policies. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above apply uniformly in all cases.


ADDITIONAL INFORMATION

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Funds or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

--------------------------------------------------------------------------------

                             HOW TO EXCHANGE SHARES

Shares of one Fund may be exchanged for shares of another Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the net asset value next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

      o     Your name and telephone number
      o     The exact name of your account and your account number
      o     Taxpayer identification number (usually your Social Security number)
      o     Dollar value or number of shares to be exchanged
      o     The name of the Fund from which the exchange is to be made
      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

--------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES


You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly, semi-annual or annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

ADDITIONAL INFORMATION

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

Each Fund, when it is deemed to be in the best interest of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:

Share Option --   income   distributions   and   capital   gains   distributions
                  reinvested in additional shares

Income Option --  income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option --    income  distributions and capital gains  distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

--------------------------------------------------------------------------------

                                      TAXES

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund expect most of their distributions to be in the form of capital gains and the Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Funds will annually mail a statement to you indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------

                             OPERATION OF THE FUNDS

Each Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER


The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Funds' investments. The Adviser has been registered as an investment adviser since 1988 and has $464 million of assets under management as of December 31, 2008. The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman of the Trust and President of both the Trust and the Adviser.


The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser an investment advisory fee at the annual rate of 1.00% of the average value of its daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets. The Ave Maria Bond Fund pays the Adviser an investment advisory fee at the annual rate of 0.30% of the average value of its daily net assets.

SUB-ADVISER

Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser retains JLB & Associates, Inc. (the "Sub-Adviser"), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.30% of the average value of the Fund's daily net assets. The Sub-Adviser's fee is reduced on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund. The Sub-Adviser cannot recover any such fee reductions from the Fund.

The Sub-Adviser voluntarily agreed to waive its sub-advisory fees during the period from September 1, 2007 through April 30, 2008 to the extent necessary to reduce such fees to the annual rate of 0.25% of the average value of the Fund's daily net assets (subject to further reduction on a pro-rata basis to the extent the Adviser waived any of its advisory fees or reimbursed expenses of the Fund).

A discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds' investment advisory and sub-advisory agreements, including its conclusions with respect thereto, will be available in the Funds' semi-annual report for the period ending June 30, 2009.

PORTFOLIO MANAGERS

The portfolio manager(s) of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for such Fund. The business experience of each portfolio manager is described below. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

GEORGE P. SCHWARTZ, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, has been President and Chief Investment Officer of the Adviser for more than 25 years. He has served as a portfolio manager of the Ave Maria Catholic Values Fund since July 2002 and the Ave Maria Rising Dividend Fund since its inception on May 2, 2005.


GREGORY R. HEILMAN, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund since October 1, 2003. He joined the Adviser in 2003 and currently serves as Senior Vice President and Portfolio Manager.


JAMES L. BASHAW, CFA, portfolio manager of the Ave Maria Growth Fund since its inception on May 1, 2003. Mr. Bashaw has been President and Chief Investment Officer of the Sub-Adviser for more than 25 years.

RICHARD L. PLATTE, JR., CFA, portfolio manager of the Ave Maria Bond Fund and co-portfolio manager of the Ave Maria Rising Dividend Fund, has served in these capacities since each Fund's inception (May 1, 2003 and May 2, 2005, respectively). He joined the Adviser in 1987 and currently serves as Executive Vice President and Secretary.

TIMOTHY S. SCHWARTZ, CFA, portfolio manager of the Ave Maria Opportunity Fund since its inception on May 1, 2006. He joined the Adviser in 1998 and currently serves as Vice President and Treasurer.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor") serves as the distributor of shares of the Funds. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Transfer Agent. The Funds may be distributed through other broker-dealers as well.

SHAREHOLDER SERVICING PLAN (12B-1 FEES)

Each Fund (except for the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund) has adopted a Shareholder Servicing Plan (the "Plan"). The Plan allows the Funds to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

--------------------------------------------------------------------------------

                           THE CATHOLIC ADVISORY BOARD

Each member of the Catholic Advisory Board has served for many years on Catholic boards, committees, foundations and other Catholic organizations. They have all met with and discussed matters of Catholic dogma with the hierarchy of the Catholic Church, including bishops, archbishops, and in some cases, the Pope. All of them are familiar with the magisterium of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The companies considered for investment in the Funds are screened using publicly available information as well as information from the Adviser, shareholders and other sources. The Catholic Advisory Board members actively seek the advice and counsel of Catholic clergy in determining if companies meet the Funds' religious criteria.

The members of the Catholic Advisory Board are:

      PAUL R. RONEY, CHAIRMAN
      Executive Director of the Ave Maria Foundation

      LOU HOLTZ
      Former  football  coach,  ESPN  college  football  analyst,   author,  and
      motivational speaker


      LARRY KUDLOW
      Host  of CNBC's "The Kudlow Report" and nationally syndicated columnist


      THOMAS S. MONAGHAN
      Chancellor of Ave Maria University

      MICHAEL NOVAK
      Author, columnist, theologian and former U.S. Ambassador

      PHYLLIS SCHLAFLY
      Founder of Eagle Forum

HIS EMINENCE ADAM CARDINAL MAIDA is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular security is consistent with core values and teachings of the Catholic Church; however, the members of the Board do not represent the Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

--------------------------------------------------------------------------------

                           CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the share price (net asset value) of each Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. With respect to the Ave Maria Bond Fund, the net asset value of each class of shares is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.


The Funds' portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices of the securities used by the Funds to calculate their net asset value may differ from quoted or published prices for the same securities. To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value with respect to those assets is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

AVE MARIA CATHOLIC VALUES FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .......     $    15.70     $    16.50     $    15.06     $    14.62     $    12.75
                                                  ----------     ----------     ----------     ----------     ----------

Income/(loss) from investment operations:

   Net investment income/(loss) .............          (0.00)(a)       0.00(a)       (0.04)         (0.04)         (0.05)

   Net realized and unrealized gains/
      (losses) on investments ...............          (5.78)         (0.67)          2.18           0.89           2.61
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations ............          (5.78)         (0.67)          2.14           0.85           2.56
                                                  ----------     ----------     ----------     ----------     ----------

Less distributions:

   From net investment income ...............             --          (0.00)(a)         --             --             --

   From net realized gains on investments ...          (0.01)         (0.13)         (0.70)         (0.41)         (0.69)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions .........................          (0.01)         (0.13)         (0.70)         (0.41)         (0.69)
                                                  ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............     $     9.91     $    15.70     $    16.50     $    15.06     $    14.62
                                                  ==========     ==========     ==========     ==========     ==========

Total return (b) ............................         (36.8%)(c)      (4.0%)(c)      14.2%           5.8%          20.1%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of year (000's) ...........     $  132,814     $  247,195     $  258,012     $  246,375     $  248,070
                                                  ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (d) ...................          1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of net investment income/(loss)
   to average net assets ....................         (0.03%)         0.03%         (0.23%)        (0.28%)        (0.44%)

Portfolio turnover rate .....................            53%            52%            59%            61%            34%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.54%, 1.52%, 1.51% and 1.52% for the years ended December 31, 2008, 2006, 2005 and 2004, respectively.

AVE MARIA GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .......     $    18.94     $    17.22     $    15.00     $    14.99     $    12.34
                                                  ----------     ----------     ----------     ----------     ----------

Income/(loss) from investment operations:

   Net investment loss ......................          (0.06)         (0.09)         (0.04)         (0.05)         (0.03)

   Net realized and unrealized gains/
      (losses) on investments ...............          (6.02)          2.09           2.40           0.10           2.68
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations ............          (6.08)          2.00           2.36           0.05           2.65
                                                  ----------     ----------     ----------     ----------     ----------

Less distributions:

   From net realized gains on investments ...             --          (0.28)         (0.14)         (0.04)            --
                                                  ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............     $    12.86     $    18.94     $    17.22     $    15.00     $    14.99
                                                  ==========     ==========     ==========     ==========     ==========

Total return (a) ............................         (32.1%)         11.6%          15.8%           0.3%          21.5%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of year (000's) ...........     $   83,911     $  116,737     $   85,211     $   63,561     $   51,574
                                                  ==========     ==========     ==========     ==========     ==========

Ratio of net expenses
   to average net assets (b). ...............          1.50%          1.50%          1.50%          1.50%          1.50%


Ratio of net investment loss
   to average net assets ....................         (0.35%)        (0.55%)        (0.30%)        (0.34%)        (0.29%)


Portfolio turnover rate .....................            22%             9%            13%            29%             3%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.60%, 1.56%, 1.62%, 1.64% and 1.79% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

AVE MARIA RISING DIVIDEND FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR           YEAR           YEAR          PERIOD
                                                    ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2008           2007           2006          2005(a)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......     $    11.54     $    12.08     $    10.59     $    10.00
                                                  ----------     ----------     ----------     ----------

Income/(loss) from investment operations:

   Net investment income ....................           0.15           0.16           0.14           0.08

   Net realized and unrealized gains/(losses)
       on investments .......................          (2.74)         (0.22)          1.75           0.59
                                                  ----------     ----------     ----------     ----------
Total from investment operations ............          (2.59)         (0.06)          1.89           0.67
                                                  ----------     ----------     ----------     ----------

Less distributions:

   From net investment income ...............          (0.15)         (0.16)         (0.14)         (0.08)

   From net realized gains on investments ...          (0.08)         (0.32)         (0.26)         (0.00)(b)
                                                  ----------     ----------     ----------     ----------
Total distributions .........................          (0.23)         (0.48)         (0.40)         (0.08)
                                                  ----------     ----------     ----------     ----------

Net asset value at end of period ............     $     8.72     $    11.54     $    12.08     $    10.59
                                                  ==========     ==========     ==========     ==========

Total return (c) ............................         (22.8%)         (0.6%)         17.9%           6.7%(d)
                                                  ==========     ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of period (000's) .........     $   67,102     $   82,743     $   35,051     $   25,243
                                                  ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (e)        1.15%          1.14%          1.25%          1.24%(f)


Ratio of net investment income to average
   net assets ...............................          1.41%          1.26%          1.23%          1.19%(f)


Portfolio turnover rate .....................            39%            41%            65%            21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)   Annualized.

AVE MARIA OPPORTUNITY FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               YEAR           YEAR          PERIOD
                                                              ENDED          ENDED          ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               2008           2007          2006(a)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................    $     9.58     $    10.55     $    10.00
                                                            ----------     ----------     ----------

Income/(loss) from investment operations:

   Net investment income ...............................          0.03           0.07           0.06

   Net realized and unrealized gains/
      (losses) on investments ..........................         (3.11)         (0.97)          0.77
                                                            ----------     ----------     ----------
Total from investment operations .......................         (3.08)         (0.90)          0.83
                                                            ----------     ----------     ----------

Less distributions:

   From net investment income ..........................         (0.03)         (0.07)         (0.06)

   From net realized gains on investments ..............            --             --          (0.22)
                                                            ----------     ----------     ----------
Total distributions ....................................         (0.03)         (0.07)         (0.28)
                                                            ----------     ----------     ----------

Net asset value at end of period .......................    $     6.47     $     9.58     $    10.55
                                                            ==========     ==========     ==========

Total return (b) .......................................        (32.2%)         (8.5%)          8.3%(c)
                                                            ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of period (000's) ....................    $    9,859     $   18,163     $   17,714
                                                            ==========     ==========     ==========

Ratio of net expenses to average net assets (d) ........         1.25%          1.25%          1.24%(e)


Ratio of net investment income to average net assets ...         0.29%          0.66%          0.84%(e)


Portfolio turnover rate ................................          276%           126%           102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.29%, 1.80% and 1.90%(e) for the periods ended December 31, 2008, 2007 and 2006, respectively.

(e)   Annualized.

AVE MARIA BOND FUND - CLASS I

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .......     $    10.14     $    10.26     $    10.10     $    10.29     $    10.09
                                                  ----------     ----------     ----------     ----------     ----------

Income/(loss) from investment operations:

   Net investment income ....................           0.38           0.41           0.38           0.33           0.28

   Net realized and unrealized gains/
      (losses) on investments ...............          (0.34)          0.11           0.23          (0.15)          0.27
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations ............           0.04           0.52           0.61           0.18           0.55
                                                  ----------     ----------     ----------     ----------     ----------

Less distributions:

   From net investment income ...............          (0.38)         (0.41)         (0.38)         (0.33)         (0.28)

   From net realized gains on investments ...          (0.00)(a)      (0.23)         (0.07)         (0.04)         (0.07)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions .........................          (0.38)         (0.64)         (0.45)         (0.37)         (0.35)
                                                  ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............     $     9.80     $    10.14     $    10.26     $    10.10     $    10.29
                                                  ==========     ==========     ==========     ==========     ==========

Total return (b) ............................           0.4%           5.1%           6.2%           1.8%           5.5%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of year (000's) ...........     $    5,321     $    9,919     $   17,880     $   48,115     $   32,458
                                                  ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (c) ...................          0.40%          0.37%          0.30%          0.30%          0.30%


Ratio of net investment income
   to average net assets ....................          3.85%          3.96%          3.67%          3.32%          2.77%


Portfolio turnover rate .....................            63%            45%            21%            22%            47%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.70%, 0.68%, 0.65%, 0.61% and 0.72% for the years ended December 31,
      2008, 2007, 2006, 2005 and 2004, respectively.

AVE MARIA BOND FUND - CLASS R

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER  31,  DECEMBER 31,
                                                     2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year. .......     $    10.12     $    10.25     $    10.08     $    10.28     $    10.09
                                                  ----------     ----------     ----------     ----------     ----------

Income/(loss) from investment operations:

   Net investment income ....................           0.36           0.38           0.35           0.30           0.24

   Net realized and unrealized gains/
      (losses) on investments ...............          (0.33)          0.10           0.24          (0.16)          0.26
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations ............           0.03           0.48           0.59           0.14           0.50
                                                  ----------     ----------     ----------     ----------     ----------

Less distributions:

   From net investment income ...............          (0.36)         (0.38)         (0.35)         (0.30)         (0.24)

   From net realized gains on investments ...          (0.00)(a)      (0.23)         (0.07)         (0.04)         (0.07)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions .........................          (0.36)         (0.61)         (0.42)         (0.34)         (0.31)
                                                  ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............     $     9.79     $    10.12     $    10.25     $    10.08     $    10.28
                                                  ==========     ==========     ==========     ==========     ==========

Total return (b) ............................           0.3%           4.8%           6.0%           1.4%           5.1%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:

Net assets at end of year (000's) ...........     $   38,136     $   34,178     $   23,382     $   16,839     $    6,491
                                                  ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (c) ...................          0.62%          0.65%          0.60%          0.61%          0.70%


Ratio of net investment income
   to average net assets ....................          3.63%          3.69%          3.37%          3.01%          2.37%


Portfolio turnover rate .....................            63%            45%            21%            22%            47%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.91%, 0.96%, 0.94%, 0.92% and 1.31% for the years ended December 31,
      2008, 2007, 2006, 2005 and 2004, respectively.

================================================================================

                           SHAREHOLDER PRIVACY POLICY

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect shareholder privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former shareholders to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 888-726-9331 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

================================================================================

                                BOARD OF TRUSTEES


                             Donald J. Dawson, Jr.,
                            LEAD INDEPENDENT TRUSTEE
                                 John E. Barnds
                                 Peter F. Barry
                               Louis C. Bosco, Jr.
                              Donald J. Dawson, Jr.
                                 Joseph M. Grace
                             George P. Schwartz, CFA



                               INVESTMENT ADVISER

                        SCHWARTZ INVESTMENT COUNSEL, INC.
                               3707 W. Maple Road
                                    Suite 100
                        Bloomfield Hills, Michigan 48301
                                  248-644-8500


                          ADMINISTRATOR/TRANSFER AGENT

                           ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                                  888-726-9331


                                    CUSTODIAN

                                  US BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                   DISTRIBUTOR

                         ULTIMUS FUND DISTRIBUTORS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                    OFFICERS


                       George P. Schwartz, CFA, President
                    Richard L. Platte, Jr., CFA, VP/Secretary
                       Timothy S. Schwartz, CFA, Treasurer
                    Becky S. Renaud, Chief Compliance Officer
                      Robert G. Dorsey, Assistant Secretary
                       John F. Splain, Assistant Secretary
                     Mark J. Seger, CPA, Assistant Treasurer
                    Theresa M. Bridge, CPA, Assist. Treasurer
                   Shanda S. Gentry, Assistant Vice President



                             CATHOLIC ADVISORY BOARD

                             Paul R. Roney, Chairman
                                    Lou Holtz
                                  Larry Kudlow
                               Thomas S. Monaghan
                                  Michael Novak
                                Phyllis Schlafly


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                              DELOITTE & TOUCHE LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606


                                  LEGAL COUNSEL

                            SULLIVAN & WORCESTER LLP
                           1666 K Street NW, Suite 700
                             Washington, D.C. 20006

                                 [LOGO OMITTED]
                                   AVE MARIA
                                     MUTUAL
                                     FUNDS

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

                                  888-726-9331

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Funds' website at www.avemariafunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

    FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR FINANCIAL ADVISER, CALL TOLL-FREE 866-AVE-MARIA (866-283-6274) OR VISIT
                             www.avemariafunds.com.

                               [GRAPHIC OMITTED]

                       Schwartz Investment Counsel, Inc.
                                Established 1980

      3707 WEST MAPLE ROAD o SUITE 100 o BLOOMFIELD HILLS, MICHIGAN 48301

                             www.schwartzinvest.com

                               File No. 811-07148

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2009


                               SCHWARTZ VALUE FUND

      This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2009, as it may be revised or supplemented from time to time.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund's website: www.schwartzvaluefund. com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................3

CORPORATE BONDS AND PREFERRED STOCKS...........................................9

INVESTMENT LIMITATIONS........................................................11

TRUSTEES AND OFFICERS.........................................................13

THE INVESTMENT ADVISER........................................................16

PORTFOLIO MANAGERS............................................................17

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS................................18

PORTFOLIO TURNOVER............................................................21

CALCULATION OF SHARE PRICE....................................................22

SPECIAL SHAREHOLDER SERVICES..................................................22

TAXES.........................................................................24

REDEMPTION IN KIND............................................................26

HISTORICAL PERFORMANCE INFORMATION............................................27

PRINCIPAL SECURITY HOLDERS....................................................29

CUSTODIAN.....................................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................29

LEGAL COUNSEL.................................................................29

TRANSFER AGENT AND ADMINISTRATOR..............................................30

THE DISTRIBUTOR...............................................................30

FINANCIAL STATEMENTS..........................................................30

APPENDIX A (Ratings Descriptions).............................................31

APPENDIX B (Proxy Voting Policies and Procedures).............................35

THE TRUST
---------

      Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund
(formerly  the Ave Maria  Small Cap Fund)  and the Ave  Maria  Bond  Fund.  This
Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

      Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the Fund's shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper if rated A-1 by

Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

      Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.


      WHEN-ISSUED SECURITIES. The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

      When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government  obligations"  include
securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U. S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

      FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

      Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

      WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes and only in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.


      INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. An investment in shares of an investment company is not insured or guaranteed by any government agency.

      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company shares that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

      SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

      It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

      Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

      See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

      PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

      RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

      Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

      The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.


      When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.


      In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

      Under these fundamental limitations, the Fund MAY NOT:

      1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

      2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      3.    Invest 25% or more of the Fund's total assets in any one industry.

      4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

      5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

      6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

      7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

      8.    Invest for the purpose of exercising control of management.

      9. Issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

      10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

      12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

      13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

      The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                NUMBER OF
                                                                               PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN
                                                                               DURING PAST 5 YEARS AND         FUND COMPLEX
                                         LENGTH OF      POSITION(S) HELD           DIRECTORSHIPS OF            OVERSEEN BY
NAME, ADDRESS AND AGE                   TIME SERVED        WITH TRUST              PUBLIC COMPANIES              TRUSTEE
---------------------                   -----------        ----------              ----------------              -------
INTERESTED TRUSTEE:


*George P. Schwartz, CFA (age 64)     Since Aug. 1992   Trustee/Chairman   President and Chief Investment           6
3707 W. Maple Road, Suite 100                               President      Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.


INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 62)        Since Jan. 1993        Trustee       Chairman of Payroll 1, Inc.              6
3707 W. Maple Road, Suite 100                                              (payroll processing company)
Bloomfield Hills, MI  48301

John E. Barnds (age 77)               Since Jan. 2005        Trustee       Retired First Vice President of          6
3707 W. Maple Road, Suite 100                                              National Bank of Detroit
Bloomfield Hills, MI  48301                                                (renamed JP Morgan Chase &
                                                                           Company)

Peter F. Barry (age 81)               Since Jan. 2004        Trustee       Retired President of Cadillac            6
3707 W. Maple Road, Suite 100                                              Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)

Joseph M. Grace (age 72)              Since Aug. 2007        Trustee       Retired Senior Vice President            6
3707 W. Maple Road, Suite 100                                              of National Bank of Detroit
Bloomfield Hills, MI 48301                                                 (renamed JP Morgan Chase & Co.)

Louis C. Bosco, Jr. (age 73)          Since Dec. 2008        Trustee       Partner of Bosco Development             6
3707 W. Maple Road, Suite 100                                              Company (real estate firm)
Bloomfield Hills, MI  48301


EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA          Since Jan. 1993    Vice President    Executive Vice President  and
(age 58)                                                  and Secretary    Secretary of Schwartz
3707 W. Maple Road, Suite 100                                              Investment Counsel, Inc.
Bloomfield Hills, MI 48301

*Timothy S. Schwartz, CFA (age 37)    Since April 2000      Treasurer      Vice President and Treasurer of
3707 W. Maple Road, Suite 100                                              Schwartz Investment Counsel,
Bloomfield Hills, MI  48301                                                Inc.

*Becky S. Renaud (age 37)             Since Sept. 2006  Chief Compliance   Chief Financial Officer and
3707 W. Maple Road, Suite 100                                Officer       Chief Compliance Officer of
Bloomfield Hills, MI  48301                                                Schwartz Investment Counsel,
                                                                           Inc.


*     George P. Schwartz,  Richard L. Platte, Jr., Timothy S. Schwartz and Becky
      S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz is the son of George P. Schwartz.

      BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds, Peter F. Barry, Joseph M. Grace and Louis C. Bosco, Jr. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2008.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's dollar range of beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.

                             Dollar Range of               Aggregate Dollar
                            Fund Shares Owned           Range of Shares of All
Name of Trustee                 by Trustee            Funds Overseen by Trustee
--------------------------------------------------------------------------------
George P. Schwartz, CFA       Over $100,000                 Over $100,000
Donald J. Dawson, Jr.       $10,001 - $50,000             $10,001 - $50,000
John E. Barnds                     None                          None
Peter F. Barry                Over $100,000                 Over $100,000
Joseph M. Grace                    None                      $1 - $10,000
Louis C. Bosco, Jr.                None                          None

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The following table provides compensation amounts paid during 2008 to each of the Trustees:

                                                                                    Total
                          Aggregate         Pension or     Estimated Annual     Compensation
                         Compensation       Retirement       Benefits Upon     From the Fund
Trustee                 From the Fund    Benefits Accrued      Retirement     and Fund Complex
----------------------------------------------------------------------------------------------
George P. Schwartz*          None              None               None               None
Donald J. Dawson, Jr.      $ 5,500             None               None            $ 33,000
John E. Barnds             $ 5,167             None               None            $ 31,000
Peter F. Barry             $ 5,167             None               None            $ 31,000
Joseph M. Grace            $ 5,167             None               None            $ 31,000
Louis C. Bosco, Jr.**        None              None               None               None

*     "Interested person" of the Trust as defined by the 1940 Act.
**    Elected to the Board of Trustees on December 22, 2008.

THE INVESTMENT ADVISER
----------------------

      Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Fund's investment adviser. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of its average daily net assets. During the fiscal years ended December 31, 2008, 2007 and 2006, the Fund paid advisory fees of $403,273, $662,982 and $711,729, respectively.

      The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for compensation and expenses of the Trust's Chief Compliance Officer, who is an employee of the Adviser. During the fiscal year ended December 31, 2008, the Fund reimbursed the Adviser $2,238 for compensation and expenses of the Trust's Chief Compliance Officer. In addition, the Fund reimburses all officers and
Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

      By its terms, the Advisory Agreement will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      The portfolio managers for the Fund are George P. Schwartz, CFA and Timothy S. Schwartz, CFA. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser.

OTHER ACCOUNTS MANAGED
----------------------


      The following table indicates the other accounts managed by the portfolio manager as of December 31, 2008. None of these accounts has an advisory fee based on the performance of the account.

                                                                                               Number of
                                                                                                Accounts     Total Assets
                                                                 Total            Total       Managed with    of Accounts
                                                               Number of        Assets of     Advisory Fee   with Advisory
           Name of                                           Other Accounts  Other Accounts     Based on     Fee Based on
     Portfolio Manager              Type of Accounts            Managed          Managed      Performance     Performance
     -----------------              ----------------            -------          -------      -----------     -----------
George P. Schwartz, CFA    Registered Investment Companies:        2          $200 million         0              $ 0
                           Other Pooled Investment Vehicles:       0               $ 0             0              $ 0
                           Other Accounts:                         0               $ 0             0              $ 0

Timothy S. Schwartz, CFA   Registered Investment Companies:        1          $ 10 million         0              $ 0
                           Other Pooled Investment Vehicles:       0               $ 0             0              $ 0
                           Other Accounts:                         0               $ 0             0              $ 0


POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser's other clients come first.

COMPENSATION

      Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers' annual bonuses. Compensation of the portfolio managers also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. Neither portfolio manager's compensation is directly based upon the performance of the Fund nor the value of the Fund's assets.

OWNERSHIP OF FUND SHARES


      The following table indicates the dollar value of shares of the Fund beneficially owned by the portfolio managers as of December 31, 2008:

              ----------------------------------------------------
                    Name of                Dollar Value of Fund
               Portfolio Manager         Shares Beneficially Owned
              ----------------------------------------------------
              George P. Schwartz            $100,001 - $500,000
              Timothy S. Schwartz              $1 - $10,000
              ----------------------------------------------------

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

      Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $267,719, $219,740 and $199,095, respectively.

      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by ss.28 of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2008, the amount of transactions and related commissions directed to brokers because of research services provided were $98,751,909 and $234,403, respectively.


      The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

      The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
888-726-0753, or on the Securities and Exchange Commission's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

      o The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefund.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

      o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

----------------------------------------------------------------------------------------------------------------------
                                                                                              RECEIPT OF COMPENSATION
                                                       TIMING OF RELEASE AND CONDITIONS OR    OR OTHER CONSIDERATION
NAME OF RATING                                          RESTRICTIONS ON USE OF PORTFOLIO          BY THE FUND OR
OR RANKING ORGANIZATION  INFORMATION PROVIDED                 HOLDINGS INFORMATION               AFFILIATED PARTY
----------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.        CUSIP, security description,   Provided monthly, with a 30-day                  None
                         shares/par value, market       lag.  No formal conditions or
                         value, coupon rate,            restrictions.
                         maturity date and fixed
                         income survey
----------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.           CUSIP, shares/par value,       Provided quarterly, with a 30-day                None
                         market value, security         lag.  No formal conditions or
                         description, coupon rate,      restrictions.  Bloomberg has
                         maturity date and percent      indicated that it requires all
                         of total net assets            employees to sign confidentiality
                         assets                         agreements acknowledging all
                                                        information received during their
                                                        employment must be used for
                                                        legitimate business purposes only.
----------------------------------------------------------------------------------------------------------------------
Standard & Poor's, Inc.  CUSIP, security description,   Provided monthly, with a 30-day                  None
                         shares/par value, market       lag.  No formal conditions or
                         value, coupon rate, maturity   restrictions.  S&P has indicated
                         date and percent of total      that its employees are required to
                         net assets                     follow a code of business conduct
                                                        that prohibits them from using
                                                        portfolio information for anything
                                                        other than performing their job
                                                        responsibilities; S&P employees must
                                                        certify annually that they have
                                                        followed this code of business
                                                        conduct.
----------------------------------------------------------------------------------------------------------------------

Lipper                   CUSIP, shares/par value,       Provided monthly, with a 30-day                  None
                         market value, security         lag.  No formal conditions or
                         description, total net         restrictions.  Lipper has indicated
                         assets, coupon rate,           that it will not trade based on the
                         maturity date                  Fund's portfolio information, and it
                                                        prohibits its employees from any
                                                        such trading.
----------------------------------------------------------------------------------------------------------------------

      o These policies relating to disclosure of the Fund's holdings of portfolio securities do not prohibit: (i) disclosure of information to the Fund's investment adviser or to other Fund service providers, which are the Fund's administrator, distributor, custodian, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, accountants, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Fund's investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

      Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2008, 2007 and 2006, the Fund's portfolio turnover rate was 150%, 78% and 82%, respectively. The higher turnover rate during the most recent fiscal year was attributable to increased shareholder activity and repositioning of the portfolio during extraordinary market conditions.


CALCULATION OF SHARE PRICE
--------------------------

      The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Adviser to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the share price determined on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:

                               Schwartz Value Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things:
(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly trade partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $9,460,235, which expires on December 31, 2016. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

      The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV

Where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

      The Fund may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The table below shows the Fund's average annual total returns for periods ended December 31, 2008:

                                       One Year      Five Years      Ten Years
                                       --------      ----------      ---------
Return Before Taxes                     -35.94%        -3.69%           2.98%
Return After Taxes on Distributions     -35.98%        -4.94%           1.69%
Return After Taxes on Distributions
   and Sale of Fund Shares              -23.30%        -2.69%           2.61%

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

                        Year Ended
                        ----------
                     December 31, 1999                      -2.45%
                     December 31, 2000                       9.27%
                     December 31, 2001                      28.09%
                     December 31, 2002                     -14.91%
                     December 31, 2003                      39.28%
                     December 31, 2004                      22.60%
                     December 31, 2005                       3.83%
                     December 31, 2006                      14.29%
                     December 31, 2007                     -11.08%
                     December 31, 2008                     -35.94%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2008 is -13.33%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


PRINCIPAL SECURITY HOLDERS
--------------------------

      As of April 1, 2009, Precision Stamping Co. Inc., together with its Profit Sharing Trust and its Employee Pension Plan, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 9.1% of the outstanding shares of the Fund; the Linda J. Baroli Trust, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 7.1% of the outstanding shares of the Fund; and Mary Jo Argenta, either individually or jointly with others, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 5.1% of the outstanding shares of the Fund.

      As of April 1, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially 2.3% of the outstanding shares of the Fund.


CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of  Deloitte  & Touche  LLP,  111 South  Wacker  Drive,  Chicago,
Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2009. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

      Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR
--------------------------------

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Fund pursuant to a Mutual Fund Services Agreement with Ultimus. Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

      During the fiscal years ended December 31, 2008, 2007 and 2006, Ultimus received fees from the Fund of $62,171, $99,446 and $104,407, respectively.


THE DISTRIBUTOR
---------------

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


      Prior to September 1, 2006, shares of the Fund were subject to a contingent deferred sales charge. During the fiscal year ended December 31, 2006, the Distributor collected $545 in contingent deferred sales charges on redemptions of Fund shares.


FINANCIAL STATEMENTS
--------------------

      The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2008.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

      The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C - A preferred stock rated C is a non-paying issue.

      D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General Policy for Voting Proxies
---------------------------------
SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------
SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------
SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------
SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------
SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

      o     Ability to re-price underwater options

      o Ability to issue options with an exercise price below the stock's current market price.

      o     Ability to issue reload options.

      o     Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

      o     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      o Requiring stock acquired through option exercise to be held for a certain period of time.

      o     Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------
SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                               Schwartz Value Fund
                        . . . . . . . . . . . . . . . . .
                           VALUE INVESTING SINCE 1984

                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                        . . . . . . . . . . . . . . . . .
                                DECEMBER 31, 2008

 SHAREHOLDER ACCOUNTS          [GRAPHIC OMITTED]         CORPORATE OFFICES
   c/o Ultimus Fund                                      3707 W. Maple Road
    Solutions, LLC                                            Suite 100
    P.O. Box 46707                                   Bloomfield Hills, MI 48301
 Cincinnati, OH 45246
    (888) 726-0753
                               SCHWARTZ VALUE FUND

Dear Fellow Shareowner:

The meltdown of financial markets in 2008 resulted in the worst year for equity returns since 1931. There was virtually no place to hide for U.S. equity investors. Nearly every market sector and investment strategy suffered. Consumer, energy, financial, technology, value, growth, small-cap, large-cap, you name it - it got hammered. The Schwartz Value Fund (the "Fund") did not escape the carnage. For 2008 the Fund had a total return of -35.9% compared to -33.8% for the Russell 2000 Index. Stocks which contributed positively to performance during the year included Weyco Group, Inc. (footwear), Diebold Incorporated (ATM machines), and ADTRAN, Inc. (telecom equipment). Stocks which had a negative impact on performance included AmTrust Financial Corporation
(banking), Gannett Company, Inc. (newspapers), and Sparton Corporation (electronic manufacturing services).

A root cause of the credit crisis was the simple fact that too many companies and individuals borrowed too much money. Low interest rates, lax lending standards, and excessive leverage helped foster an era of easy credit, which manifested itself in the form of numerous financial asset bubbles. In hindsight, it now seems so obvious that a collapse was inevitable. Although the Fund had little exposure to the hardest hit sectors, we severely underestimated the collateral damage the broader economy would endure as a result of the credit crisis. Corporations and consumers are now de-leveraging. This process will be painful in the near-term as economic activity contracts, but we believe it will ultimately lead to a healthier economy and more stable financial markets in the long-run.

History tells us there will be another bull market, even though it may not look like it now, as investors are currently gripped with fear. Such periods of extreme uncertainty create tremendous opportunities on which we are attempting to capitalize, by purchasing shares of what we consider to be great companies at bargain prices. When economic prospects are bleak and pessimism is rampant, the future returns from equity investments can be excellent. Many investors don't realize that there is an inverse relationship between the price paid for an investment and its future rate of return - the lower the price paid, the higher the rate of return will be in the future. The low confidence and widespread fearfulness of investors today will potentially lead to outsized gains in the future. One of the world's most successful investors, Sir John Templeton used to say, "Buy at the point of maximum pessimism. That's when the bargains are the greatest." Would you say that investors today are at the point of maximum pessimism?

In managing the portfolio, we are emphasizing quality. The current recession and bear market has afforded the opportunity to purchase some companies that we consider to be extremely high quality at compelling prices. Recently initiated positions include 3M Company (diversified manufacturing), Federated Investors, Inc. (investment management), Coach, Inc. (retailing), Cisco Systems, Inc. (network equipment), and eBay, Inc. (internet services). These fine companies have fortress balance sheets, with little or no debt, which allows them flexibility and the ability to control their own destiny. During economic downturns we believe they are positioned to take market share from weaker competitors struggling under debt burdens. The aforementioned companies possess strong brand names, wonderful businesses, generate high returns on capital, and produce excess cash flow each year. With fear and pessimism widespread, even these truly exceptional companies can be found in the bargain bin. From currently depressed share prices, patient, long-term investors should be richly rewarded.

Thanks for being a shareholder of the Schwarz Value Fund.

With best regards,

/s/ George P. Schwartz                  /s/ Timothy S. Schwartz

George P. Schwartz, CFA                 Timothy S. Schwartz, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, ARE AVAILABLE BY CALLING THE FUND AT 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Schwartz Value Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

SCHWARTZ VALUE FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE SCHWARTZ VALUE FUND AND THE RUSSELL 2000 INDEX

                              [LINE GRAPH OMITTED]

                SCHWARTZ VALUE FUND          RUSSELL 2000 INDEX
              -----------------------      -----------------------
              DATE             VALUE       DATE             VALUE
              ----            -------      ----            -------
              12/31/98        $10,000      12/31/98        $10,000
              12/31/99          9,755      12/31/99         12,126
              12/31/00         10,659      12/31/00         11,760
              12/31/01         13,653      12/31/01         12,053
              12/31/02         11,618      12/31/02          9,584
              12/31/03         16,181      12/31/03         14,113
              12/31/04         19,838      12/31/04         16,700
              12/31/05         20,598      12/31/05         17,460
              12/31/06         23,541      12/31/06         20,667
              12/31/07         20,933      12/31/07         20,342
              12/31/08         13,410      12/31/08         13,469

                       Past performance is not predictive of future performance.

               --------------------------------------------------
                               Schwartz Value Fund
                         Average Annual Total Returns(a)
                      (for periods ended December 31, 2008)

                    1 Year           5 Year           10 Year
                    ------           ------           -------
                    -35.94%          -3.69%            2.98%
               --------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. THE FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
================================================================================

                            RUSSELL   RUSSELL
       SCHWARTZ   RUSSELL     2000      2000                  VALUE
         VALUE      2000     VALUE     GROWTH    NASDAQ        LINE      S&P 500
        FUND(a)    INDEX     INDEX     INDEX  COMPOSITE(b)  COMPOSITE(b)  INDEX
--------------------------------------------------------------------------------
1984     11.1%     -7.3%      2.3%    -15.8%     -11.2%        -8.4%       6.1%
1985     21.7%     31.1%     31.0%     31.0%      31.4%        20.7%      31.6%
1986     16.4%      5.7%      7.4%      3.6%       7.4%         5.0%      18.7%
1987     -0.6%     -8.8%     -7.1%    -10.5%      -5.3%       -10.6%       5.3%
1988     23.1%     24.9%     29.5%     20.4%      15.4%        15.4%      16.8%
1989      8.3%     16.2%     12.4%     20.2%      19.3%        11.2%      31.6%
1990     -5.3%    -19.5%    -21.8%    -17.4%     -17.8%       -24.3%      -3.2%
1991     32.0%     46.1%     41.7%     51.2%      56.8%        27.2%      30.4%
1992     22.7%     18.4%     29.1%      7.8%      15.5%         7.0%       7.6%
1993     20.5%     18.9%     23.8%     13.4%      14.7%        10.7%      10.1%
1994     -6.8%     -1.8%     -1.6%     -2.4%      -3.2%        -6.0%       1.3%
1995     16.9%     28.4%     25.8%     31.0%      39.9%        19.3%      37.5%
1996     18.3%     16.5%     21.4%     11.3%      22.7%        13.4%      22.9%
1997     28.0%     22.4%     31.8%     13.0%      21.6%        21.1%      33.4%
1998    -10.4%     -2.5%     -6.5%      1.2%      39.6%        -3.8%      28.6%
1999     -2.5%     21.3%     -1.5%     43.1%      85.6%        -1.4%      21.0%
2000      9.3%     -3.0%     22.8%    -22.4%     -39.3%        -8.7%      -9.1%
2001     28.1%      2.5%     14.0%     -9.2%     -21.0%        -6.1%     -11.9%
2002    -14.9%    -20.5%    -11.4%    -30.3%     -31.5%       -28.6%     -22.1%
2003     39.3%     47.3%     46.0%     48.5%      50.0%        37.4%      28.7%
2004     22.6%     18.3%     22.3%     14.3%       8.6%        11.5%      10.9%
2005      3.8%      4.6%      4.7%      4.2%       1.4%         2.0%       4.9%
2006     14.3%     18.4%     23.5%     13.4%       9.5%        11.0%      15.8%
2007    -11.1%     -1.6%     -9.8%      7.1%       9.8%        -3.8%       5.5%
2008    -35.9%    -33.8%    -28.9%    -38.5%     -40.5%       -48.7%     -37.0%

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2008 (UNAUDITED)
================================================================================

                              RUSSELL  RUSSELL
         SCHWARTZ   RUSSELL     2000     2000                 VALUE
           VALUE      2000     VALUE    GROWTH    NASDAQ       LINE      S&P 500
          FUND(a)    INDEX     INDEX    INDEX  COMPOSITE(b) COMPOSITE(b)  INDEX
--------------------------------------------------------------------------------
3 Years   -13.3%     -8.3%     -7.5%    -9.3%     -10.6%      -18.2%      -8.4%
5 Years    -3.7%     -0.9%      0.3%    -2.4%      -4.7%       -9.0%      -2.2%
10 Years    3.0%      3.0%      6.1%    -0.8%      -3.2%       -6.4%      -1.4%
25 Years    8.5%      7.9%     10.3%     5.0%       7.2%        0.6%       9.8%

(a) Schwartz Value Fund's performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)   Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================

                                                                         % OF
    SHARES    COMPANY                                   MARKET VALUE  NET ASSETS
--------------------------------------------------------------------------------
   182,700   Unico American Corporation                 $  1,609,587     5.9%
    25,000   Mohawk Industries, Inc.                       1,074,250     3.9%
        10   Berkshire Hathaway, Inc. - Class A              966,000     3.5%
   150,000   Meadowbrook Insurance Group, Inc.               966,000     3.5%
    50,000   Sun Hydraulics Corporation                      942,000     3.4%
    15,000   Johnson & Johnson                               897,450     3.3%
    10,000   SPDR Gold Trust                                 865,500     3.2%
    15,000   3M Company                                      863,100     3.1%
    25,000   Weyco Group, Inc.                               826,250     3.0%
    40,000   Microsoft Corporation                           777,600     2.8%

ASSET ALLOCATION  (UNAUDITED)
================================================================================

                                                                         % OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ..............................................    14.5%
Consumer Staples ....................................................     0.7%
Energy ..............................................................    16.4%
Financials ..........................................................    20.7%
Health Care .........................................................     8.0%
Industrials .........................................................    16.4%
Information Technology ..............................................    14.6%
Exchange-Traded Funds ...............................................     3.2%

Cash Equivalents, Other Assets and Liabilities ......................     5.5%
                                                                        ------
                                                                        100.0%
                                                                        ======

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 91.3%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.5%
   AUTO COMPONENTS -- 1.6%
      Gentex Corporation ..........................       50,000   $    441,500
                                                                   ------------
   AUTOMOBILES -- 1.2%
      Harley-Davidson, Inc. .......................       20,000        339,400
                                                                   ------------
   DIVERSIFIED CONSUMER SERVICES -- 0.4%
      Strayer Education, Inc. .....................          500        107,205
                                                                   ------------
   HOUSEHOLD DURABLES -- 3.9%
      Mohawk Industries, Inc. * ...................       25,000      1,074,250
                                                                   ------------
   MEDIA -- 2.0%
      Gannett Company, Inc. .......................       70,000        560,000
                                                                   ------------
   SPECIALTY RETAIL -- 1.2%
      Signet Jewelers Ltd. ........................       36,760        318,709
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 4.2%
      Coach, Inc. * ...............................       15,000        311,550
      K-Swiss, Inc. - Class A .....................        1,000         11,400
      Weyco Group, Inc. ...........................       25,000        826,250
                                                                   ------------
                                                                      1,149,200
                                                                   ------------
CONSUMER STAPLES -- 0.7%
   BEVERAGES -- 0.7%
      Coca-Cola Company (The) .....................        4,000        181,080
                                                                   ------------
ENERGY -- 16.4%
   ENERGY EQUIPMENT & SERVICES -- 10.1%
      Atwood Oceanics, Inc. * .....................       20,000        305,600
      ENSCO International, Inc. ...................       10,000        283,900
      Halliburton Company .........................       25,000        454,500
      Nabors Industries Ltd. * ....................       20,000        239,400
      National Oilwell Varco, Inc. * ..............       10,000        244,400
      Patterson-UTI Energy, Inc. ..................       37,500        431,625
      Rowan Companies, Inc. .......................       25,000        397,500
      Schlumberger Ltd. ...........................       10,000        423,300
                                                                   ------------
                                                                      2,780,225
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 6.3%
      Forest Oil Corporation * ....................        8,000        131,920
      Holly Corporation ...........................       15,000        273,450
      Peabody Energy Corporation ..................       15,000        341,250
      Rosetta Resources, Inc. * ...................      100,000        708,000
      Southwestern Energy Company * ...............        4,000        115,880
      XTO Energy, Inc. ............................        5,000        176,350
                                                                   ------------
                                                                      1,746,850
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 91.3% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 20.7%
   CAPITAL MARKETS -- 0.4%
      Federated Investors, Inc. - Class B .........        6,000   $    101,760
                                                                   ------------
   COMMERCIAL BANKS -- 2.2%
      Comerica, Inc. ..............................       30,000        595,500
                                                                   ------------
   DIVERSIFIED FINANCIAL SERVICES -- 1.0%
      PICO Holdings, Inc. * .......................       10,000        265,800
                                                                   ------------
   INSURANCE -- 16.3%
      Alleghany Corporation * .....................        1,500        423,000
      Berkshire Hathaway, Inc. - Class A* .........           10        966,000
      Brown & Brown, Inc. .........................       10,000        209,000
      Markel Corporation * ........................        1,000        299,000
      Meadowbrook Insurance Group, Inc. ...........      150,000        966,000
      Unico American Corporation * ................      182,700      1,609,587
                                                                   ------------
                                                                      4,472,587
                                                                   ------------
   REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
      I. Gordon Corporation * .....................       16,499        187,264
                                                                   ------------
   THRIFTS & MORTGAGE FINANCE -- 0.1%
      AmTrust Financial Corporation ...............          237         36,735
                                                                   ------------
HEALTH CARE -- 8.0%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
      Kinetic Concepts, Inc. * ....................       25,000        479,500
      Neogen Corporation * ........................        5,000        124,900
      Stryker Corporation .........................        5,000        199,750
                                                                   ------------
                                                                        804,150
                                                                   ------------
   PHARMACEUTICALS -- 5.1%
      Eli Lilly & Company .........................       10,000        402,700
      Johnson & Johnson ...........................       15,000        897,450
      Pfizer, Inc. ................................        5,000         88,550
                                                                   ------------
                                                                      1,388,700
                                                                   ------------
INDUSTRIALS -- 16.4%
   AEROSPACE & DEFENSE -- 4.4%
      Boeing Company (The) ........................        5,000        213,350
      General Dynamics Corporation ................        3,000        172,770
      Precision Castparts Corporation .............        4,000        237,920
      Rockwell Collins, Inc. ......................       15,000        586,350
                                                                   ------------
                                                                      1,210,390
                                                                   ------------
   AIR FREIGHT & LOGISTICS -- 0.4%
      Forward Air Corporation .....................        5,000        121,350
                                                                   ------------
   ELECTRICAL EQUIPMENT -- 0.5%
      AZZ, Inc. * .................................        6,000        150,600
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 91.3% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 16.4% (CONTINUED)
   INDUSTRIAL CONGLOMERATES -- 4.0%
      3M Company ..................................       15,000   $    863,100
      Raven Industries, Inc. ......................       10,000        241,000
                                                                   ------------
                                                                      1,104,100
                                                                   ------------
   MACHINERY -- 5.9%
      Graco, Inc. .................................        5,000        118,650
      Hurco Companies, Inc. * .....................       20,000        240,000
      Sun Hydraulics Corporation ..................       50,000        942,000
      Terex Corporation * .........................       10,000        173,200
      Trinity Industries, Inc. ....................       10,000        157,600
                                                                   ------------
                                                                      1,631,450
                                                                   ------------
   PROFESSIONAL SERVICES -- 1.2%
      Sparton Corporation * .......................      192,104        318,892
                                                                   ------------
INFORMATION TECHNOLOGY -- 14.6%
   COMMUNICATIONS EQUIPMENT -- 0.9%
      Cisco Systems, Inc. * .......................       15,000        244,500
                                                                   ------------
   COMPUTERS & PERIPHERALS -- 2.7%
      Dell, Inc. * ................................       50,000        512,000
      Teradata Corporation * ......................       15,000        222,450
                                                                   ------------
                                                                        734,450
                                                                   ------------
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 4.1%
      Arrow Electronics, Inc. * ...................       10,000        188,400
      Avnet, Inc. * ...............................       10,000        182,100
      Ingram Micro, Inc. - Class A* ...............       30,000        401,700
      MTS Systems Corporation .....................        6,000        159,840
      ScanSource, Inc. * ..........................       10,000        192,700
                                                                   ------------
                                                                      1,124,740
                                                                   ------------
   INTERNET SOFTWARE & SERVICES -- 0.5%
      eBay, Inc. * ................................       10,000        139,600
                                                                   ------------
   IT SERVICES -- 1.2%
      Accenture Ltd. - Class A ....................       10,000        327,900
                                                                   ------------
   OFFICE ELECTRONICS -- 1.8%
      Zebra Technologies Corporation - Class A* ...       25,000        506,500
                                                                   ------------
   SOFTWARE -- 3.4%
      Manhattan Associates, Inc. * ................       10,000        158,100
      Microsoft Corporation .......................       40,000        777,600
                                                                   ------------
                                                                        935,700
                                                                   ------------

TOTAL COMMON STOCKS (Cost $28,931,085) ............                $ 25,101,087
                                                                   ------------

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
EXCHANGE-TRADED FUNDS -- 3.2%                             SHARES    MARKET VALUE
--------------------------------------------------------------------------------
SPDR Gold Trust *  (Cost $758,264) ................       10,000   $    865,500
                                                                   ------------

================================================================================
OPEN-END FUNDS -- 0.0%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Sequoia Fund  (Cost $7,906) .......................           60   $      5,763
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 5.9%                                SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 1.13%(a) .................    1,158,393   $  1,158,393
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.38%(a) .................      475,743        475,743
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $1,634,136) ........                $  1,634,136
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.4%
   (Cost $31,331,391) .............................                $ 27,606,486

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%) ...                    (116,678)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 27,489,808
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008
================================================================================
ASSETS
Investments, at market value (cost of $31,331,391) (Note 1) ....   $ 27,606,486
Receivable for capital shares sold .............................          1,178
Receivable for investment securities sold ......................        302,250
Dividends receivable ...........................................         71,744
Other assets ...................................................         14,790
                                                                   ------------
   TOTAL ASSETS ................................................     27,996,448
                                                                   ------------
LIABILITIES
Payable for capital shares redeemed ............................          1,322
Payable for investment securities purchased ....................        416,523
Payable to Adviser (Note 2) ....................................         70,480
Payable to administrator (Note 2) ..............................          4,000
Other accrued expenses and liabilities .........................         14,315
                                                                   ------------
   TOTAL LIABILITIES ...........................................        506,640
                                                                   ------------

NET ASSETS .....................................................   $ 27,489,808
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital ................................................   $ 41,152,510
Accumulated net realized losses from security transactions .....     (9,937,797)
Net unrealized depreciation on investments .....................     (3,724,905)
                                                                   ------------
NET ASSETS .....................................................   $ 27,489,808
                                                                   ============

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) ............................      1,946,663
                                                                   ============

Net asset value, offering price and redemption price per share .   $      14.12
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
================================================================================
INVESTMENT INCOME
   Dividends (Net of foreign tax of $4,280) ....................   $    705,497
   Interest ....................................................            712
                                                                   ------------
      TOTAL INCOME .............................................        706,209
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 2) ...........................        403,273
   Administration, accounting and transfer agent fees (Note 2) .         62,171
   Trustees' fees and expenses .................................         28,506
   Legal and audit fees ........................................         26,361
   Registration fees ...........................................         19,797
   Custodian and bank service fees .............................         12,595
   Postage and supplies ........................................          8,385
   Insurance expense ...........................................          4,710
   Compliance service fees and expenses (Note 2) ...............          2,238
   Other expenses ..............................................          6,584
                                                                   ------------
      TOTAL EXPENSES ...........................................        574,620
                                                                   ------------

NET INVESTMENT INCOME ..........................................        131,589
                                                                   ------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ..............     (9,855,131)
   Net change in unrealized appreciation/(depreciation)
      on investments ...........................................     (7,432,185)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..............    (17,287,316)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .....................   $(17,155,727)
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================
                                                                     YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2008            2007
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income/(loss) .................................   $    131,589    $     (3,165)
   Net realized gains/(losses) from security transactions .......     (9,855,131)      1,295,456
   Net change in unrealized appreciation/
      (depreciation) on investments .............................     (7,432,185)     (8,248,217)
                                                                    ------------    ------------
Net decrease in net assets from operations ......................    (17,155,727)     (6,955,926)
                                                                    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...................................       (131,608)             --
   From net realized gains on investments .......................            (37)     (1,333,716)
                                                                    ------------    ------------
Decrease in net assets from distributions to shareholders .......       (131,645)     (1,333,716)
                                                                    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ....................................      1,375,492       2,731,231
   Reinvestment of distributions to shareholders ................        108,071       1,132,551
   Payments for shares redeemed .................................    (11,569,459)     (9,119,440)
                                                                    ------------    ------------
Net decrease in net assets from capital share transactions ......    (10,085,896)     (5,255,658)
                                                                    ------------    ------------

TOTAL DECREASE IN NET ASSETS ....................................    (27,373,268)    (13,545,300)

NET ASSETS
   Beginning of year ............................................     54,863,076      68,408,376
                                                                    ------------    ------------
   End of year ..................................................   $ 27,489,808    $ 54,863,076
                                                                    ============    ============

ACCUMULATED NET INVESTMENT INCOME ...............................   $         --    $         --
                                                                    ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..................................................         72,827         108,174
   Shares issued in reinvestment of distributions to shareholders          7,871          50,787
   Shares redeemed ..............................................       (611,212)       (362,557)
                                                                    ------------    ------------
   Net decrease in shares outstanding ...........................       (530,514)       (203,596)
   Shares outstanding, beginning of year ........................      2,477,177       2,680,773
                                                                    ------------    ------------
   Shares outstanding, end of year ..............................      1,946,663       2,477,177
                                                                    ============    ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                              DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                                2008           2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    22.15     $    25.52     $    25.44     $    27.04     $    25.84
                                             ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
   Net investment income/(loss) .........          0.07          (0.00)(a)      (0.09)         (0.17)         (0.21)
   Net realized and unrealized gains/
      (losses) on investments ...........         (8.03)         (2.82)          3.74           1.23           6.02
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         (7.96)         (2.82)          3.65           1.06           5.81
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
   From net investment income ...........         (0.07)            --             --             --             --
   From net realized gains on investments         (0.00)(a)      (0.55)         (3.57)         (2.66)         (4.61)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions .....................         (0.07)         (0.55)         (3.57)         (2.66)         (4.61)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........    $    14.12     $    22.15     $    25.52     $    25.44     $    27.04
                                             ==========     ==========     ==========     ==========     ==========

Total return (b) ........................        (35.9)%        (11.1)%         14.3%           3.8%          22.6%
                                             ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of year (000's) .......    $   27,490     $   54,863     $   68,408     $   69,486     $   76,510
                                             ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         1.43%          1.34%          1.38%          1.61%          1.82%

Ratio of net investment income/(loss)
   to average net assets ................         0.33%         (0.00)%        (0.35)%        (0.65)%        (0.84)%

Portfolio turnover rate .................          150%            78%            82%            78%            83%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the "Fund") is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant  accounting  policies  followed by the
Fund:

      (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

      Various  inputs  are  used  in   determining   the  value  of  the  Fund's
      investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities

      o     Level 2 - other significant observable inputs

      o     Level 3 - significant unobservable inputs

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      As of December 31, 2008, all of the inputs used to value the Fund's investments were Level 1.

      (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of December 31, 2008:

            Net unrealized depreciation                $ (4,202,467)
            Capital loss carryforward                    (9,460,235)
                                                       ------------
            Accumulated deficit                        $(13,662,702)
                                                       ============

      For  federal  income  tax  purposes,  the  cost of  portfolio  investments amounted to $31,808,953 at December 31, 2008. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

            Gross unrealized appreciation              $  3,308,415
            Gross unrealized depreciation                (7,510,882)
                                                       ------------
            Net unrealized depreciation                $ (4,202,467)
                                                       ============

      The   difference   between  the  federal  income  tax  cost  of  portfolio
      investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

      As of December 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $9,460,235, which expires on December 31, 2016. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

      For the year ended December 31, 2008, the Fund reclassified $19 of distributions in excess of net investment income against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statements and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                 Long-Term
                                   Ordinary       Capital         Total
      Year Ended                    Income         Gains      Distributions
      ---------------------------------------------------------------------
      December 31, 2008           $  131,608     $       37     $  131,645
      December 31, 2007           $       --     $1,333,716     $1,333,716

      (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund's policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      (f) ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (g) COMMON EXPENSES -- Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.    INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Fund's principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets.

The Chief Compliance Officer of the Fund (the "CCO") is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for any out-of-pocket expenses incurred for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Fund and the Distributor, the Distributor serves as the Fund's exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.    INVESTMENT TRANSACTIONS

During the year ended December 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $57,894,581 and $67,131,589, respectively.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

SCHWARTZ VALUE FUND
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 22, 2008 (UNAUDITED)
================================================================================

On December 22, 2008, a Special Meeting of Shareholders of the Trust was held to consider the election of seven Trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting, either in person or by proxy, represented 55.74% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

                                                      Number of Shares
                                              --------------------------------
Nominee/Trustee                                Affirmative           Withhold
-------------------------                     -------------         ----------
John E. Barnds                                19,557,013.21         234,902.36
Peter F. Barry                                19,554,786.33         237,129.24
Louis C. Bosco, Jr.                           19,435,048.92         356,866.65
Donald J. Dawson, Jr.                         19,650,885.59         141,029.98
Joseph M. Grace                               19,632,841.42         159,074.15
George P. Schwartz                            19,661,886.42         130,029.15
Gregory J. Schwartz                           19,663,861.22         128,054.35

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2009

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                              Position Held         Length of
Trustee/Officer                 Address                 Age   with the Trust        Time Served
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
* Gregory J. Schwartz           3707 W. Maple Road,     67    Chairman of the       Since 1992
                                Bloomfield Hills, MI          Board/Trustee

* George P. Schwartz, CFA       3707 W. Maple Road,     64    President/Trustee     Since 1992
                                Bloomfield Hills, MI

INDEPENDENT TRUSTEES:

  John E. Barnds                3707 W. Maple Road,     76    Trustee               Since 2005
                                Bloomfield Hills, MI

  Peter F. Barry                3707 W. Maple Road,     81    Trustee               Since 2004
                                Bloomfield Hills, MI

  Louis C. Bosco, Jr.           3707 W. Maple Road,     72    Trustee               Since 2008
                                Bloomfield Hills, MI

  Donald J. Dawson, Jr.         3707 W. Maple Road,     61    Trustee               Since 1993
                                Bloomfield Hills, MI

  Joseph M. Grace               3707 W. Maple Road,     72    Trustee               Since 2007
                                Bloomfield Hills, MI

EXECUTIVE OFFICERS:

* Richard L. Platte, Jr., CFA   3707 W. Maple Road,     57    Vice President        Since 1993
                                Bloomfield Hills, MI          and Secretary

* Timothy S. Schwartz, CFA      3707 W. Maple Road,     37    Treasurer             Since 2000
                                Bloomfield Hills, MI

* Becky S. Renaud               3707 W. Maple Road,     36    Chief Compliance      Since 2006
                                Bloomfield Hills, MI          Officer

*     Gregory J. Schwartz,  George P. Schwartz,  Richard L. Platte, Jr., Timothy
      S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth on the following page:

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., Inc., a registered broker-dealer.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Becky S. Renaud is Chief Financial Officer and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call (888) 726-0753.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Fund during the year ended December 31, 2008. On December 30, 2008, the Fund declared and paid an ordinary income distribution of $0.0679 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the ordinary income distribution of $131,608 and a long-term capital gain distribution of $37 may be subject to a maximum tax rate of 15%. Early in 2009, as required by federal regulations, shareholders received notification of their portion of the Fund's taxable distribution, if any, paid during the 2008 calendar year.

SCHWARTZ VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2008) and held until the end of the period (December 31, 2008).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's Prospectus.

--------------------------------------------------------------------------------
                                  Beginning         Ending
                                Account Value    Account Value    Expenses Paid
                                 July 1, 2008  December 31, 2008  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $  763.30          $6.53
Based on Hypothetical 5% Return
   (before expenses)               $1,000.00       $1,017.80          $7.48
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.47% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SCHWARTZ VALUE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
================================================================================

Schwartz Value Fund (the "Fund") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. Because the Adviser believes small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

SCHWARTZ VALUE FUND
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

BOARD OF TRUSTEES
Gregory J. Schwartz, Chairman
George P. Schwartz, CFA
John E. Barnds
Peter F. Barry
Donald J. Dawson, Jr.
Joseph M. Grace

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President
Becky S. Renaud, Chief Compliance Officer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2009


                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                         AVE MARIA RISING DIVIDEND FUND
                           AVE MARIA OPPORTUNITY FUND
                               AVE MARIA BOND FUND

      This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2009, as it may be revised or supplemented from time to time.

      Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds' website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                          3707 W. Maple Road, Suite 100
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS

THE TRUST......................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS....................................4

CORPORATE BONDS AND PREFERRED STOCKS..........................................12

INVESTMENT LIMITATIONS........................................................15

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD............................18

THE INVESTMENT ADVISER........................................................22

THE SUB-ADVISER...............................................................25

PORTFOLIO MANAGERS............................................................25

SHAREHOLDER SERVICING PLAN....................................................27

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS................................28

PORTFOLIO TURNOVER............................................................32

CALCULATION OF SHARE PRICE....................................................32

SPECIAL SHAREHOLDER SERVICES..................................................33

TAXES.........................................................................35

REDEMPTION IN KIND............................................................38

HISTORICAL PERFORMANCE INFORMATION............................................38

PRINCIPAL SECURITY HOLDERS....................................................41

CUSTODIAN.....................................................................41

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................42

LEGAL COUNSEL.................................................................42

TRANSFER AGENT AND ADMINISTRATOR..............................................42

THE DISTRIBUTOR...............................................................42

FINANCIAL STATEMENTS..........................................................43

APPENDIX A (Ratings Descriptions).............................................44

APPENDIX B (Proxy Voting Policies and Procedures).............................48

THE TRUST
---------

      Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund (formerly the Ave Maria Small Cap
Fund), the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Schwartz Value Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

      Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), in order to facilitate communications among shareholders.

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      The Ave Maria Bond Fund offers both Class R shares and Class I shares. Each Class of shares represents an interest in the same assets of the Ave Maria Bond Fund, has the same rights and is identical in all material respects except that: (1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

      A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper if rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

      Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

      The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

      BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.


      These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.


      WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

      When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Funds will not accrue income with respect to a when-issued security prior to its stated delivery date. Each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers having a net worth of at least $50 million. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

      Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

      LENDING PORTFOLIO SECURITIES. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

      Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

      The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

      In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities.

      U.S.  GOVERNMENT   OBLIGATIONS.   "U.S.  Government  obligations"  include
securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

      Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

      FOREIGN SECURITIES. Subject to the Funds' investment policies and quality standards, each Fund may invest in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Such securities may be traded domestically on a national securities exchange, including those traded domestically as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

      Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

      WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

      BORROWING AND PLEDGING. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Catholic Values Fund, the Ave Maria

Rising Dividend Fund and the Ave Maria Opportunity Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. The Funds' policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.


      INVESTMENT COMPANY SHARES. Investment company shares are securities of other open-end or closed-end investment companies. Each Fund may invest in shares of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. An investment in shares of an investment company is not insured or guaranteed by any government agency.

      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company shares that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

      MORTGAGE-BACKED SECURITIES. The Ave Maria Bond Fund may invest in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are described below.

      GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The Guaranteed Government Agency Mortgage-Backed Securities in which the Ave Maria Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of

1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.


      FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the U.S. Government.


      FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the U.S. created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

      Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (1) foreclosure sale; (2) payment of claim by any mortgage insurer; or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

      MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Ave Maria Bond Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity. Certain classes of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

      Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

      No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities. Determination as to the liquidity of such securities will be made in accordance with guidelines adopted by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Ave Maria Bond Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

      Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and the London Interbank Offered Rate ("LIBOR") are among the most common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

      ILLIQUID INVESTMENTS. Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser and/or the Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

      ZERO COUPON SECURITIES. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.


      INFLATION-INDEXED SECURITIES. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation. Treasury inflation-protected securities (TIPs) are inflation-linked securities issued by the U.S. government. Inflation-indexed securities are also issued by corporations, U.S. government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

      Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%). If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.


      SHORT-TERM TRADING. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

      The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. It is not the Adviser's intention to have the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund or the Ave Maria Opportunity Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

      Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. Each Fund does not hold, nor intends to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. A Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

      See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

      PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      GENERAL RISK FACTORS OF FIXED-INCOME SECURITIES. Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

      RISK FACTORS OF LOWER-RATED SECURITIES. Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

      Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

      The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.


      When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect a Fund's ability to dispose of portfolio securities at a desirable price.


      In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

      The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

AVE MARIA CATHOLIC VALUES FUND, AVE MARIA RISING DIVIDEND FUND AND AVE MARIA OPPORTUNITY FUND

      Under these fundamental limitations, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund MAY NOT:

      1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

      2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      3.    Invest 25% or more of the Fund's total assets in any one industry.

      4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

      5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

      6. Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

      7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

      8.    Invest for the purpose of exercising control of management.

      9. Issue senior securities as defined in the Investment Company Act of 1940, as amended, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

      10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

      12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

      13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

      The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND

      The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

      1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

      3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

      4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

      5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

      6. Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

      7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

      9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

      10. Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

      The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

      1. Neither Fund's investments in illiquid securities will exceed 15% of the value of its net assets.

      2. Neither Fund will make investments for the purpose of exercising control or management of any company.

      3.    Neither  Fund  will  mortgage,   pledge  or  hypothecate  more  than
one-third of its total assets.

      The Ave Maria Bond Fund has never engaged in, nor does it presently intend to engage in, any of the following transactions referred to above in fundamental investment limitation 2 -- entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

      With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and investing in illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

      Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING         TRUST
                                         LENGTH OF      POSITION(S) HELD            PAST 5 YEARS AND              OVERSEEN BY
NAME, ADDRESS AND AGE                   TIME SERVED        WITH TRUST      DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE
INTERESTED TRUSTEE:


*George P. Schwartz, CFA (age 64)          Since        Trustee/Chairman   President and Chief Investment             6
3707 W. Maple Road, Suite 100           August 1992         President      Officer of Schwartz Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.


INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 62)             Since             Trustee       Chairman of Payroll 1, Inc.                6
3707 W. Maple Road, Suite 100           January 1993                       (payroll processing company)
Bloomfield Hills, MI 48301

John E. Barnds (age 77)                    Since             Trustee       Retired First Vice President of            6
3707 W. Maple Road, Suite 100           January 2005                       National Bank of Detroit
Bloomfield Hills, MI  48301                                                (renamed  JP Morgan Chase &
                                                                           Company)

Peter F. Barry (age 81)                    Since             Trustee       Retired President of Cadillac              6
3707 W. Maple Road, Suite 100           January 2004                       Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)

Joseph M. Grace (age 72)                   Since             Trustee       Retired Senior Vice President of           6
3707 W. Maple Road, Suite 100           August 2007                        National Bank of Detroit
Bloomfield Hills, MI 48301                                                 (renamed  JP Morgan Chase &
                                                                           Company)

Louis C. Bosco, Jr. (age 73)               Since             Trustee       Partner of Bosco Development               6
3707 W. Maple Road, Suite 100          December 2008                       Company (real estate firm)
Bloomfield Hills, MI  48301


EXECUTIVE OFFICERS:

*Richard L. Platte, Jr., CFA               Since         Vice President    Executive Vice President and
(age 58)                                January 1993      and Secretary    Secretary of Schwartz Investment
3707 W. Maple Road, Suite 100                                              Counsel, Inc.
Bloomfield Hills, MI 48301

*Timothy S. Schwartz (age 37)              Since            Treasurer      Vice President and Treasurer of
3707 W. Maple Road, Suite 100            April 2000                        Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

*Becky S. Renaud (age 37)                  Since        Chief Compliance   Chief Financial Officer and Chief
3707 W. Maple Road, Suite 100          September 2006        Officer       Compliance Officer of Schwartz
Bloomfield Hills, MI  48301                                                Investment Counsel, Inc.


*     George P. Schwartz,  Richard L. Platte, Jr., Timothy S. Schwartz and Becky
      S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz is the son of George P. Schwartz.

      BOARD COMMITTEE. The Board of Trustees has established a Committee of Independent Trustees, the members of which are Donald J. Dawson, Jr., John E. Barnds, Peter F. Barry, Joseph M. Grace and Louis C. Bosco, Jr. The Committee is responsible for, among other things, overseeing the Trust's accounting and financial reporting policies and the annual audit of its financial statements; nominating and selecting any future Trustees of the Trust who are not "interested persons" of the

Trust; and receiving and investigating evidence of a material violation of securities laws, a material breach of fiduciary duty or a similar material violation. The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices, and meet any minimum qualifications that may be adopted by the Committee. The Committee of Independent Trustees held four meetings during the fiscal year ended December 31, 2008.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                            Ave Maria                        Ave Maria        Ave Maria                       Aggregate Dollar Range
                            Catholic        Ave Maria          Rising        Opportunity         Ave Maria    of Shares of All Funds
Name of Trustee            Values Fund     Growth Fund     Dividend Fund         Fund            Bond Fund     Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz, CFA   Over $100,000   Over $100,000    Over $100,000  $50,001 - $100,000   Over $100,000       Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Dawson, Jr.         None            None              None             None               None         $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
John E. Barnds                None            None              None             None               None                None
------------------------------------------------------------------------------------------------------------------------------------
Peter F. Barry                None            None              None             None               None           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Joseph M. Grace               None        $1 - $10,000      $1 - $10,000         None               None            $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------
Louis C. Bosco, Jr.           None            None              None             None               None                None
------------------------------------------------------------------------------------------------------------------------------------


      THE CATHOLIC  ADVISORY  BOARD.  The Catholic  Advisory  Board  attempts to ensure that each Fund's investments are consistent with core values and teachings of the Roman Catholic Church. Each member of the Catholic Advisory Board is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or the Sub-Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

      The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

      His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but receives no compensation from the Funds, nor is he affiliated with the Funds in any way.

      The following is a list of the members of the Catholic Advisory Board:


                                       Length of                      Principal Occupation(s) During
      Name, Address and Age           Time Served                              Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Paul R. Roney, Chairman (age 51)    Since April 2001       Executive Director of the Ave Maria Foundation
3707 W. Maple Road, Suite 100                              (a non-profit foundation supporting Roman Catholic
Bloomfield Hills, MI 48301                                 organizations); President of Domino's Farms Corp.

Lou Holtz (age 72)                  Since April 2007       Former football coach at University of Notre Dame among
3707 W. Maple Road, Suite 100                              others, ESPN college football analyst, author and
Bloomfield Hills, MI 48301                                 motivational speaker

Larry Kudlow (age 61)               Since July 2005        Economist, author, nationally syndicated columnist,
3707 W. Maple Road, Suite 100                              contributing editor of National Review magazine and host
Bloomfield Hills, MI 48301                                 of CNBC's "The Kudlow Report"; Chief Executive Officer of
                                                           Kudlow & Co., LLC (an economic and investment research
                                                           firm)

Thomas S. Monaghan (age 72)         Since April 2001       Chairman of the Ave Maria Foundation (a non-profit
3707 W. Maple Road, Suite 100                              foundation supporting Roman Catholic organizations);
Bloomfield Hills, MI 48301                                 Chancellor of Ave Maria University

Michael J. Novak (age 75)           Since April 2001       Theologian, author, columnist and former U.S. Ambassador;
3707 W. Maple Road, Suite 100                              Director of Social and Political Studies of the American
Bloomfield Hills, MI 48301                                 Enterprise Institute

Phyllis Schlafly (age 84)           Since April 2001       Author, columnist and radio commentator; President of
3707 W. Maple Road, Suite 100                              Eagle Forum (an organization promoting conservative,
Bloomfield Hills, MI 48301                                 pro-life and pro-family values)

      The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


      COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, the Sub-Adviser, or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Trustee who is not affiliated with the Adviser, the Sub-Adviser, or the Distributor receives from the Trust an annual retainer of $10,000, payable quarterly (except that such retainer is $12,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $3,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees. The Chairman of the Catholic Advisory Board receives an annual retainer of $12,000, payable quarterly, and each member of the Catholic Advisory Board receives a fee of $2,000 for each Advisory Board meeting attended (except that such fee is $2,500 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2008 to Trustees and members of the Catholic Advisory Board (CAB):

                                      Aggregate             Pension or           Estimated Annual       Total Compensation
                                    Compensation            Retirement            Benefits Upon         From the Funds and
Name and Position                  From the Funds        Benefits Accrued           Retirement             Fund Complex
-----------------                  --------------        ----------------           ----------             ------------
George P. Schwartz*                      None                  None                    None                     None
  PRESIDENT/TRUSTEE
Donald J. Dawson                      $ 27,500                 None                    None                  $ 33,000
  TRUSTEE
John E. Barnds                        $ 25,833                 None                    None                  $ 31,000
  TRUSTEE
Peter F. Barry                        $ 25,833                 None                    None                  $ 31,000
  TRUSTEE
Joseph M. Grace                       $ 25,833                 None                    None                  $ 31,000
  TRUSTEE
Louis C. Bosco, Jr.**                    None                  None                    None                     None
  TRUSTEE
Paul R. Roney                         $ 19,000                 None                    None                  $ 19,000
  CAB MEMBER
Lou Holtz                             $  3,500                 None                    None                  $  3,500
  CAB MEMBER
Larry Kudlow                             None                  None                    None                     None
  CAB MEMBER
Thomas S. Monaghan                    $  5,500                 None                    None                  $  5,500
  CAB MEMBER
Michael J. Novak                      $  4,000                 None                    None                  $  4,000
  CAB MEMBER
Phyllis Schlafly                      $  5,500                 None                    None                  $  5,500
  CAB MEMBER

* "Interested person" of the Trust as defined by the Investment Company Act of 1940.
**    Elected to the Board of Trustees on December 22, 2008.


THE INVESTMENT ADVISER
----------------------

      Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% of such Fund's average daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.30% of its average daily net assets.

      During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Catholic Values Fund accrued advisory fees of $1,970,722, $2,760,220 and $2,467,162, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $81,529 and $40,693 during the fiscal years ended December 31, 2008 and 2006, respectively. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Growth Fund accrued advisory fees of $1,052,179, $1,058,040 and $726,474, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during such years by $104,027, $65,346 and $90,617, respectively. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Rising Dividend Fund accrued advisory fees of $557,988, $595,285 and $229,848, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $19,794 during the fiscal year ended December 31, 2006. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Opportunity Fund accrued advisory fees of $133,776, $202,586 and $112,052; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser did not collect any of its advisory fees and reimbursed the Fund for $4,601 of other operating expenses during the fiscal year ended December 31, 2008 and reduced its advisory fees during the fiscal years ended December 31, 2007 and 2006 by $110,801 and $73,278, respectively. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Bond Fund accrued advisory fees of $142,678, $128,134 and $155,008, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees by $138,241 and reimbursed the Fund for $865 of other operating expenses during the fiscal year ended December 31, 2008 and did not collect any of its advisory fees and reimbursed the Fund for $5,637 and $22,970 of other operating expenses for the fiscal years ended December 31, 2007 and 2006, respectively.

      Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser and members of the Catholic Advisory Board, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse the Adviser for compensation and expenses of the Trust's Chief Compliance Officer, who is an employee of the Adviser. During the fiscal year ended December 31, 2008, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund reimbursed the Adviser $10,266, $5,794, $4,244, $900 and $2,748, respectively, for compensation and expenses of the Trust's Chief Compliance Officer. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

      Pursuant to an Expense Limitation Agreement in effect until May 1, 2010, the Adviser has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation and other extraordinary expenses) do not exceed an amount equal to 1.50% annually of the average daily net assets of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, 1.25% annually of the average daily net assets of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, and 0.70% and 0.40% annually of the average daily net assets allocable to Class R shares and Class I shares, respectively, of the Ave Maria Bond Fund.


      Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the time such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. As of December 31, 2008, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

                  Ave Maria Catholic Values Fund     $ 122,222
                  Ave Maria Growth Fund              $ 259,990
                  Ave Maria Opportunity Fund         $ 322,456
                  Ave Maria Bond Fund                $ 450,855

      As of December 31, 2008, the Adviser may recapture a portion of the above amounts no later than the dates reflected in the table below:

                                   Dec. 31, 2009   Dec. 31, 2010   Dec. 31, 2011
                                   -------------   -------------   -------------
Ave Maria Catholic Values Fund        $ 40,693              --        $ 81,529
Ave Maria Growth Fund                 $ 90,617        $ 65,346        $104,027
Ave Maria Opportunity Fund            $ 73,278        $110,801        $138,377
Ave Maria Bond Fund                   $177,978        $133,771        $139,106


      By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by:
(1) the Board of Trustees; or (2) a vote of a majority of a Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

      The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.


      Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.30% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser voluntarily agreed to waive its sub-advisory fees during the period from September 1, 2007 through April 30, 2008 to the extent necessary to reduce its fees to the annual rate of 0.25% of the value of the Ave Maria Growth Fund's average daily net assets. Prior to September 1, 2007, the Adviser paid the Sub-Adviser a fee at an annual rate of 0.40% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund. For the fiscal years ended December 31, 2008, 2007 and 2006, the Adviser paid sub-advisory fees to the Sub-Adviser of $267,378, $342,154 and $254,343, respectively.


      By its terms, the Sub-Advisory Agreement will remain in force from year-to-year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Ave Maria Growth Fund's outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding shares, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS
------------------

      The portfolio  managers for the Ave Maria Catholic  Values Fund are George
P. Schwartz, CFA and Gregory R. Heilman, CFA. The portfolio manager for the Ave Maria Growth Fund is James L. Bashaw, CFA, who is President of the Sub-Adviser, JLB & Associates, Inc. The portfolio managers for the Ave Maria Rising Dividend Fund are George P. Schwartz, CFA and Richard L. Platte, Jr., CFA. The portfolio manager for the Ave Maria Opportunity Fund is Timothy S. Schwartz, CFA. The portfolio manager for the Ave Maria Bond Fund is Richard L. Platte, Jr., CFA. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser or the Sub-Adviser.

OTHER ACCOUNTS MANAGED


      The following table indicates the other accounts managed by the portfolio managers as of December 31, 2008. None of these accounts has an advisory fee based on the performance of the account.

                                                                                                       Number of
                                                                       Total                            Accounts       Total Assets
                                                                     Number of                        Managed with      of Accounts
                                                                       Other           Total          Advisory Fee     with Advisory
           Name of                                                   Accounts     Assets of Other       Based on       Fee Based on
     Portfolio Manager                  Type of Accounts              Managed     Accounts Managed    Performance       Performance
     -----------------                  ----------------              -------     ----------------    -----------       -----------
George P. Schwartz, CFA        Registered Investment Companies:          1          $27 million            0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                           0              $ 0                0                $ 0

Richard L. Platte, Jr., CFA    Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          10          $69 million            0                $ 0

Gregory R. Heilman, CFA        Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          11           $6 million            0                $ 0

James L. Bashaw, CFA           Registered Investment Companies:          0              $ 0                0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                          185         $161 million           0                $ 0

Timothy S. Schwartz, CFA       Registered Investment Companies:          1          $27 million            0                $ 0
                               Other Pooled Investment Vehicles:         0              $ 0                0                $ 0
                               Other Accounts:                           0              $ 0                0                $ 0


POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for two different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser's other clients come first.

COMPENSATION

      Each of the portfolio managers, except for Mr. Bashaw, receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers' annual bonuses. Compensation of Messrs. George Schwartz, Timothy Schwartz, Platte and Heilman also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. No portfolio manager's compensation is directly based upon the performance of any Fund nor the value of the Funds' assets.

      Mr. Bashaw is compensated by the Sub-Adviser. Compensation received by Mr. Bashaw from the Sub-Adviser includes a fixed annual cash salary plus profits of the Sub-Adviser. The profitability of the Sub-Adviser depends primarily upon the value of accounts under management, including the Ave Maria Growth Fund.

OWNERSHIP OF FUND SHARES


      The following table indicates the dollar range of shares of the Funds beneficially owned by the portfolio managers as of December 31, 2008:

------------------------------------------------------------------------------------------------------------------------------------
                           Dollar Range of       Dollar Range of     Dollar Range of Ave   Dollar Range of Ave    Dollar Range of
                         Ave Maria Catholic     Ave Maria Growth        Maria Rising        Maria Opportunity   Ave Maria Bond Fund
       Name of           Values Fund Shares        Fund Shares      Dividend Fund Shares       Fund Shares      Shares Beneficially
  Portfolio Manager      Beneficially Owned    Beneficially Owned    Beneficially Owned    Beneficially Owned          Owned
------------------------------------------------------------------------------------------------------------------------------------
George P. Schwartz      $500,001 - 1,000,000   $100,001 - $500,000   $100,001 - $500,000   $50,001 - $100,000   $100,001 - $500,000
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Platte, Jr.      $1 - $10,000        $10,001 - $50,000     $10,001 - $50,000           None           $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Gregory R. Heilman       $100,001 - $500,000          None            $10,001 - $50,000           None                  None
------------------------------------------------------------------------------------------------------------------------------------
James L. Bashaw                 None                  None                  None                  None                  None
------------------------------------------------------------------------------------------------------------------------------------
Timothy S. Schwartz             None                  None                  None              $1 - $10,000              None
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN (AVE MARIA CATHOLIC VALUES FUND, AVE MARIA GROWTH FUND AND AVE MARIA BOND FUND ONLY)
--------------------------------------------------------------------------------

      The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan") that permits the Funds to pay compensation to the Funds' principal underwriter, broker-dealers and other financial intermediaries that have clients who invest in the Funds or that have a servicing relationship with the beneficial owners of shares of the Funds. These Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets, except that such limitation is .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. During the fiscal year ended December 31, 2008, the total fees paid by the Ave Maria Catholic Values Fund pursuant to the Plan were $492,681; the total fees paid by the Ave Maria Growth Fund pursuant to the Plan were $263,045; and the total fees paid by Class R shares of the Ave Maria Bond Fund pursuant to the Plan were $78,995. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personnel and account maintenance services to Fund shareholders.

      The Plan will continue in effect from year-to-year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund. In the event the Plan is terminated in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      Expenditures made by a Fund under the Plan will not benefit all shareholders of the Fund equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that such Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for service fees under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of his affiliation with the Adviser, George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------


      Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Catholic Values Fund paid brokerage commissions of $432,692, $436,421 and $410,325, respectively; the Ave Maria Growth Fund paid brokerage commissions of $42,824, $35,665 and $29,156, respectively; the Ave Maria Rising Dividend Fund paid brokerage commissions of $73,794, $113,013 and $41,102, respectively; the Ave Maria Opportunity Fund paid brokerage commissions of $139,289, $127,743 and $63,773, respectively; and the Ave Maria Bond Fund paid brokerage commissions of $12,200, $14,720 and $8,643, respectively.

      The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by ss.28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

      Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2008, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $212,724,357 and $411,024, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $31,709,601 and $34,744, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Rising Dividend Fund because of research services were $35,174,441 and $59,570, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Opportunity Fund because of research services provided were $45,223,649 and $119,624, respectively; and the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $4,449,187 and $8,600, respectively.


      The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

      The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.


      As of December 31, 2008, the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund owned common stock issued by the parent company of BB&T Investment Services, Inc., one of the Trust's regular broker-dealers as defined by the 1940 Act, which common stock had a market value of $1,373,000 and $1,373,000, respectively, as of such date. As of December 31, 2008, the Ave Maria Bond Fund owned common stock and bonds issued by the parent company of BB&T Investment Services, Inc., which common stock and bonds had a market value of $343,250 and $951,879, respectively, as of such date.

      CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

      PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

      o Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. These listings are typically available at the website within 5 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

      o Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the "CCO") as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Trust's Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust's policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

------------------------------------------------------------------------------------------------------------------------
                                                      TIMING OF RELEASE AND CONDITIONS OR   RECEIPT OF COMPENSATION OR
NAME OF RATING                                          RESTRICTIONS ON USE OF PORTFOLIO    OTHER CONSIDERATION BY THE
OR RANKING ORGANIZATION  INFORMATION PROVIDED                 HOLDINGS INFORMATION           FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.        CUSIP, security description,   Provided monthly, with a 30-day               None
                         shares/par value, market       lag. No formal conditions or
                         value, coupon rate, maturity   restrictions.
                         date and fixed income
                         survey
------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.           CUSIP, shares/par value,       Provided quarterly, with a 30-day             None
                         market value, security         lag.  No formal conditions or
                         description, coupon rate,      restrictions.  Bloomberg has
                         maturity date and              indicated that it requires all
                         percent of total net           employees to sign confidentiality
                         assets                         agreements acknowledging all
                                                        information received during their
                                                        employment must be used for
                                                        legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------
Standard & Poor's, Inc.  CUSIP, security description,   Provided monthly, with a 30-day               None
                         shares/par value, market       lag.  No formal conditions or
                         value, coupon rate, maturity   restrictions.  S&P has indicated
                         date and percent of            that its employees are required to
                         total net assets               follow a code of business conduct
                                                        that prohibits them from using
                                                        portfolio information for anything
                                                        other than performing their job
                                                        responsibilities; S&P employees
                                                        must certify annually that they
                                                        have followed this code of business
                                                        conduct.
------------------------------------------------------------------------------------------------------------------------

Lipper                   CUSIP, shares/par value,       Provided monthly, with a 30-day               None
                         market value, security         lag.  No formal conditions or
                         description, total net         restrictions.  Lipper has indicated
                         assets, coupon rate,           that it will not trade based on the
                         maturity date                  Fund's portfolio information, and
                                                        it prohibits its employees from any
                                                        such trading.
------------------------------------------------------------------------------------------------------------------------


      o These policies relating to disclosure of the Funds' holdings of portfolio securities do not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, accountants, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER
------------------


      A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the portfolio turnover rate of each Fund, except for the Ave Maria Opportunity Fund, normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

      Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser or the Sub-Adviser, as applicable, believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2008, 2007 and 2006, the Ave Maria Catholic Values Fund's portfolio turnover rate was 53%, 52% and 59%, respectively; the Ave Maria Growth Fund's portfolio turnover rate was 22%, 9% and 13%, respectively; the Ave Maria Rising Dividend Fund's portfolio turnover rate was 39%, 41% and 65%, respectively; the Ave Maria Bond Fund's portfolio turnover rate was 63%, 45% and 21%, respectively; and the Ave Maria Opportunity Fund's portfolio turnover rate was 276%, 126% and 102% (annualized), respectively. The higher portfolio turnover rate for the Ave Maria Opportunity Fund during the most recent fiscal year was attributable to increased shareholder activity and repositioning of the portfolio during extraordinary market conditions.


CALCULATION OF SHARE PRICE
--------------------------

      The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr.

Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

      In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

      As noted in the Prospectus, the Funds offer the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

      AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the share price determined on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

                             Ave Maria Mutual Funds
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

      You may request an exchange in writing or by telephone (888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

      The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

      The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

      Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


      Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2008, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in a merger with the Catholic Equity Fund (a series of The Catholic Funds, Inc.) of $114,291, of which $108,803 expires September 30, 2009 and $5,488 expires September 30, 2010. As of December 31, 2008, the Funds had the following additional capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------------------------------------------
                         Ave Maria                             Ave Maria            Ave Maria
                          Catholic         Ave Maria        Rising Dividend        Opportunity         Ave Maria
Expires:                Values Fund       Growth Fund            Fund                 Fund             Bond Fund
--------------------------------------------------------------------------------------------------------------------
Dec. 31, 2015           $        --       $        --        $        --           $   777,264         $      --
--------------------------------------------------------------------------------------------------------------------
Dec. 31, 2016           $ 1,636,432       $    16,221        $ 4,221,818           $ 4,370,650         $  45,002
--------------------------------------------------------------------------------------------------------------------

These capital loss  carryforwards  may be utilized in future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

      Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

      Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

      Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

      Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

      From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P (1 + T)^n = ERV

Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Funds may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

      The table below shows the average annual total returns of the Funds for periods ended December 31, 2008:

                                                                              Since Inception
                                                 One Year      Five Years      (May 1, 2001)
                                                 --------      ----------      -------------
Ave Maria Catholic Values Fund
   Return Before Taxes                           -36.83%         -2.54%            1.63%
   Return After Taxes on Distributions           -36.84%         -2.89%            1.36%
   Return After Taxes on Distributions and
      Sale of Fund Shares                        -23.93%         -1.99%            1.49%

                                                                              Since Inception
                                                 One Year      Five Years      (May 1, 2003)
                                                 --------      ----------      -------------
Ave Maria Growth Fund
    Return Before Taxes                          -32.10%          1.35%            5.01%
    Return After Taxes on Distributions          -32.10%          1.27%            4.94%
    Return After Taxes on Distributions
      and Sale of Fund Shares                    -20.87%          1.18%            4.35%

                                                                              Since Inception
                                                 One Year                      (May 2, 2005)
                                                 --------                      -------------
Ave Maria Rising Dividend Fund
   Return Before Taxes                           -22.79%                          -0.95%
   Return After Taxes on Distributions           -23.04%                          -1.37%
   Return After Taxes on Distributions and
      Sale of Fund Shares                        -14.40%                          -0.71%

                                                                              Since Inception
                                                 One Year                      (May 1, 2006)
                                                 --------                      -------------
Ave Maria Opportunity Fund
  Return Before Taxes                            -32.19%                         -13.85%
  Return After Taxes on Distributions            -32.23%                         -14.16%
  Return After Taxes on Distributions and
      Sale of Fund Shares                        -20.87%                         -11.59%


                                                                              Since Inception
                                                 One Year      Five Years      (May 1, 2003)
                                                 --------      ----------      -------------
Ave Maria Bond Fund (Class I)
   Return Before Taxes                             0.42%          3.79%            3.80%
   Return After Taxes on Distributions            -0.77%          2.49%            2.56%
   Return After Taxes on Distributions and
      Sale of Fund Shares                          0.42%          2.59%            2.62%

Ave Maria Bond Fund (Class R)
   Return Before Taxes                             0.30%          3.47%            3.48%
   Return After Taxes on Distributions            -0.82%          2.27%            2.34%
   Return After Taxes on Distributions and
      Sale of Fund Shares                          0.34%          2.37%            2.40%

      Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2008 was 13.21%. For the period since inception (May 1, 2003) to December 31, 2008, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 31.94%, and the cumulative returns of the Ave Maria Bond Fund as calculated in this manner were 21.38% for Class R shares and 23.51% for Class I shares. The cumulative return for the Ave Maria Rising Dividend Fund as calculated in this manner for the period since inception (May 2, 2005) to December 31, 2008 was -3.44%. The cumulative return for the Ave Maria Opportunity Fund as calculated in this manner for the period since inception (May 1, 2006) to December 31, 2008 was -32.83%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return for the three years ended December 31, 2008 is -11.54% for the Ave Maria Catholic Values Fund, -4.27% for the Ave Maria Growth Fund, and 3.88% and 3.64% for Class I and Class R shares, respectively, of the Ave Mara Bond Fund. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


      From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2 [(a-b/cd + 1)^(6) - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class R shares and Class I shares of the Ave Maria Bond Fund for the 30-day period ended December 31, 2008 were 4.01% and 4.39%, respectively.

      The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

      From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Standard & Poor's 500 Dividend Aristocrats Index, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

      In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


      As of April 1, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 7.7% of the outstanding shares of the Ave Maria Growth Fund, 5.8% of the outstanding shares of the Ave Maria Catholic Values Fund and 7.2% of the outstanding shares of the Ave Maria Opportunity Fund; Louis C. and Mary Jo Argenta, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 14.7% of the outstanding shares of the Ave Maria Opportunity Fund; the Community Foundation for Southeast Michigan, 333 W. Fort Street, Suite 2010, Detroit, Michigan 48226, owned of record 10.2% of the outstanding shares of the Ave Maria Bond Fund; Saxon & Co., P.O. Box 7780-1888, Philadelphia, Pennsylvania 19182, owned of record 16.7% of the outstanding shares of the Ave Maria Rising Dividend Fund; and Calhoun & Co., c/o Comerica Bank, Detroit, Michigan 48275, owned of record 11.4% of the outstanding shares of the Ave Maria Bond Fund (including 100% of the Ave Maria Bond Fund's Class I shares) and 13.7% of the outstanding shares of the Ave Maria Opportunity Fund.

      As of April 1, 2009, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.


CUSTODIAN
---------

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, U.S. Bank, N.A. acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

      The firm of  Deloitte  & Touche  LLP,  111 South  Wacker  Drive,  Chicago,
Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2009. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

      Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.


TRANSFER AGENT AND ADMINISTRATOR
--------------------------------

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement with Ultimus. Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund (except the Ave Maria Bond Fund) pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets and the Ave Maria Bond Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

      During the fiscal years ended December 31, 2008, 2007 and 2006, Ultimus received fees from the Ave Maria Catholic Values Fund of $296,172, $414,082 and $370,007, respectively; fees from the Ave Maria Growth Fund of $158,157, $158,800 and $109,000, respectively; fees from the Ave Maria Rising Dividend Fund of $111,772, $119,171 and $49,354, respectively; fees from the Ave Maria Opportunity Fund of $48,000, $48,000 and $32,000, respectively; and fees from the Ave Maria Bond Fund of $49,369, $48,000 and $53,031, respectively.


THE DISTRIBUTOR
---------------

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


      Prior to September 1, 2006, shares of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund were subject to a contingent deferred sales charge. During the fiscal year ended December 31, 2006, the Distributor collected $1,337, $2,091 and $565 in contingent deferred sales charges on redemptions of shares of the Ave Maria Catholic Values Fund, shares of the Ave Maria Growth Fund and Class R shares of the Ave Maria Bond Fund, respectively.


FINANCIAL STATEMENTS
--------------------

      The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2008.

                        APPENDIX A (RATINGS DESCRIPTIONS)
                        ---------------------------------

      The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as   medium-grade
obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well-assured. Earnings and asset protection may be very moderate and not well-safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Ratings Group
      -------------------------------

      AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

      BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C - A preferred stock rated C is a non-paying issue.

      D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

                APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
                -------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's ("SIT") Board of Trustees has delegated to Schwartz Investment Counsel, Inc. ("SICI") the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies
---------------------------------
SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest
---------------------
SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of SICI's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT's holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT's holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI's Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors
----------------------------------
SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors
--------------------------------
SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans
-------------------------------
SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

      o     Ability to re-price underwater options

      o Ability to issue options with an exercise price below the stock's current market price.

      o     Ability to issue reload options.

      o     Automatic share replenishment ("evergreen") feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

      o     Requiring senior executives to hold a minimum amount of stock in the
            company   (frequently   expressed  as  a  certain  multiple  of  the
            executive's salary).

      o Requiring stock acquired through option exercise to be held for a certain period of time.

      o     Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering SICI's case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------
SICI believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President of SICI ("Proxy Manager"). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                           SCHWARTZ INVESTMENT TRUST
--------------------------------------------------------------------------------

             [GRAPHIC OMITTED]
                 AVE MARIA
                   MUTUAL
                   FUNDS
                 ---------

      Ave Maria Catholic Values Fund

          Ave Maria Growth Fund

      Ave Maria Rising Dividend Fund

        Ave Maria Opportunity Fund

           Ave Maria Bond Fund

                                          ANNUAL REPORT
                                               2008

   SHAREHOLDER ACCOUNTS        [GRAPHIC OMITTED]        CORPORATE OFFICES
     c/o Ultimus Fund            AVE MARIA             3707 W. Maple Road
      Solutions, LLC               MUTUAL                  Suite 100
      P.O. Box 46707                FUNDS           Bloomfield Hills, MI 48301
   Cincinnati, OH 45246
      (888) 726-9331

Dear Shareowner of:

      Ave Maria Catholic Values Fund (AVEMX)
      Ave Maria Growth Fund (AVEGX)
      Ave Maria Rising Dividend Fund (AVEDX)
      Ave Maria Opportunity Fund (AVESX)
      Ave Maria Bond Fund (AVEFX)
      Ave Maria Money Market Account

2008 was a bad year by almost any measure for investors. Fortunately, the Ave Maria Mutual Funds had better investment performance than most. In fact, each equity Fund beat its respective index, some quite handily. The year began with the credit problems that originated in the sub prime mortgage sector spreading to other parts of the debt markets. Ultimately, the problems grew to the point where financial institutions that were thought to be too big to fail, began to fail. This led to a full blown credit crisis prompting the U.S. Treasury and the Fed to inject unprecedented sums into the economy. The year was capped off by the Bernard Madoff Ponzi scheme, resulting in billions of dollars of additional losses for unsuspecting investors. It was a bad year.

My greatest regret was not having the foresight to anticipate the economic developments which are now so evident. In retrospect, it now seems so obvious that a financial meltdown was brewing. With residential housing prices dropping from what are now recognized as ridiculously inflated levels, the financial underpinnings of the economy were wobbly. Added to that were the structural distortions caused by badly skewed incentives within the Financials sector. Wall Street executives were being rewarded with massive bonuses for essentially gambling with 30 to 1 leveraged balance sheets. Mortgage bankers loaned with reckless abandon to borrowers that were unqualified because they knew they were going to sell the loans to Wall Street. Wall Street financial engineers in turn sliced and diced those suspect loans into mortgage-backed securities, gussied them up with investment grade credit ratings and re-sold them to unsuspecting institutional investors around the world. It was a scheme that ran on greed, complexity and financial leverage. It all worked as long as housing prices continued to rise. When home prices rolled over, everything collapsed.

Responding to the ensuing debacle, the Federal Reserve and the U.S. Treasury have taken unprecedented measures pouring billions of dollars into the economy to stimulate consumer spending, and bail out financial institutions not to mention GM and Chrysler. The rest of the country has embarked upon a massive process of de-leveraging which will have the effect of shrinking personal and corporate balance sheets. This painful process will ultimately result in greater financial stability and a healthier economic environment, but in the interim, economic activity will be negatively impacted.

Understandably, investor confidence has been very badly shaken by all of this and the fate of the financial markets rests in many respects on improving sentiment. At market bottoms, by definition, investor confidence is always at its lowest. It is very possible that the low point in the current cycle has already passed. In my 40 years of investment counsel, I have never seen pessimism and fear as widespread as the past few months. Panic-struck investors have sold stocks relentlessly at any price, just to get out. Under the weight of pessimism and fear, stock prices got crushed. The result was the worst year for equity returns since 1931.

This massive liquidation of equites has resulted in an unprecedented level of cash parked on the sidelines. Currently, $4 trillion of investors' cash is sitting in money market funds yielding essentially zero. That represents roughly 40% of the market capitalization of all U.S. stocks. This is the highest ratio of cash-to-market value on record. That alone doesn't guarantee an immediate new bull market, but it does reduce the level of downside risk and create the potential for an explosive rally on the basis of almost any positive news.

The portfolio managers of the Ave Maria Mutual Funds have been working to capitalize on the opportunities that have been created. With virtually every asset class pounded, remarkable bargains appear almost everywhere. (This is especially so in the case of investment grade bonds of short and intermediate maturities, which are well represented in the Ave Maria Bond Fund.) In the Ave Maria equity Funds, additional cash reserves have been committed, focusing on the highest quality issues.

Amid the present financial turmoil, it's worth remembering that U.S. style capitalism remains the best economic system ever created, and no doubt will continue to be an efficient wealth-producing machine. While the recent U.S. government "investments" in U.S. companies is troublesome to hard-core capitalists like us, it was probably necessary to forestall an even worse economic contraction. The test will be when the economy recovers. Will the Federal government reverse these socialistic actions? Importantly, will the Federal Reserve have the willpower and self-discipline to remove the excess liquidity currently being created? If not, the massive money supply growth of the last six months will make inflation untenable a few years out. It's our view that the currently depressed valuation levels more than adequately reflect these unknowns, and that long-term investors will be amply rewarded for their patience and faith.

With our portfolio managers keenly focused on quality, each Ave Maria Mutual Fund appears well-positioned to weather the storm and benefit in the recovery to follow. Your confidence and trust is greatly appreciated, as we continue to manage these Catholic Funds in accordance with morally responsible guidelines.

                                   Sincerely,

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

January 31, 2009

P.S. Shareholders now have the ability to access their account balances and view transaction history online at www.avemariafunds.com. You may call shareholder services toll-free at 1-888-726-9331 for help in accessing your account information.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
================================================================================
Ave Maria Catholic Values Fund:
      Portfolio Manager Commentary........................................     1
      Performance.........................................................     3
      Total Return Comparisons with Major Indices.........................     4
      Ten Largest Equity Holdings.........................................     5
      Asset Allocation....................................................     5
      Schedule of Investments.............................................     6
Ave Maria Growth Fund:
      Portfolio Manager Commentary........................................    10
      Performance.........................................................    12
      Total Return Comparisons with Major Indices.........................    13
      Ten Largest Equity Holdings.........................................    14
      Asset Allocation....................................................    14
      Schedule of Investments.............................................    15
Ave Maria Rising Dividend Fund:
      Portfolio Manager Commentary........................................    18
      Performance.........................................................    20
      Total Return Comparisons with Major Indices.........................    21
      Ten Largest Equity Holdings.........................................    22
      Asset Allocation....................................................    22
      Schedule of Investments.............................................    23
Ave Maria Opportunity Fund:
      Portfolio Manager Commentary........................................    26
      Performance.........................................................    27
      Ten Largest Equity Holdings.........................................    28
      Asset Allocation....................................................    28
      Schedule of Investments.............................................    29
Ave Maria Bond Fund:
      Portfolio Manager Commentary........................................    32
      Performance.........................................................    33
      Total Return Comparisons with Major Indices.........................    34
      Ten Largest Holdings................................................    35
      Asset Allocation....................................................    35
      Schedule of Investments.............................................    36
Statements of Assets and Liabilities......................................    40
Statements of Operations..................................................    41

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS (CONTINUED)
================================================================================
Statements of Changes in Net Assets:
   Ave Maria Catholic Values Fund.........................................    42
   Ave Maria Growth Fund..................................................    43
   Ave Maria Rising Dividend Fund.........................................    44
   Ave Maria Opportunity Fund.............................................    45
   Ave Maria Bond Fund....................................................    46
Financial Highlights:
   Ave Maria Catholic Values Fund.........................................    47
   Ave Maria Growth Fund..................................................    48
   Ave Maria Rising Dividend Fund.........................................    49
   Ave Maria Opportunity Fund.............................................    50
   Ave Maria Bond Fund - Class I..........................................    51
   Ave Maria Bond Fund - Class R..........................................    52
Notes to Financial Statements.............................................    53
Report of Independent Registered Public Accounting Firm...................    61
Board of Trustees and Executive Officers..................................    62
Catholic Advisory Board...................................................    64
Federal Tax Information...................................................    65
About Your Funds' Expenses................................................    66
Other Information.........................................................    69
Results of Special Meeting of Shareholders................................    69

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE AVE MARIA MUTUAL FUNDS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUNDS. TO OBTAIN A COPY OF THE PROSPECTUS, PLEASE VISIT OUR WEBSITE OR CALL 1-888-726-9331 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE AVE MARIA MUTUAL FUNDS ARE DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, ARE AVAILABLE AT THE AVE MARIA FUNDS WEBSITE AT WWW.AVEMARIAFUNDS.COM OR BY CALLING 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund's (the "Fund") return for 2008 was -36.8% compared to -37.0% for the S&P 500 Index and -36.2% for the S&P 400 MidCap Index. Since inception on May 1, 2001, the Fund's return versus its benchmarks is:

                                      Since 5-01-01 Inception through 12-31-2008
                                                      Total Returns
                                         ------------------------------------
                                             Cumulative     Annualized
                                             ----------     ----------
Ave Maria Catholic Values Fund (AVEMX)          13.2%           1.6%
S&P 500 Index                                  -17.9%          -2.5%
S&P 400 MidCap Index                            14.9%           1.8%

History will record 2008 as the stock market's third worst year in over a century. Unlike the dot-com bear market early this decade, which devastated mostly technology and internet related stocks, there were few places to hide from last year's decline. All S&P market sectors suffered double-digit negative returns. Our philosophy of investing in high quality companies with solid balance sheets at attractive prices proved less than effective because valuations declined across the board as the financial crisis unfolded and fearful investors dumped shares of virtually all companies.

In spite of the breadth of last year's decline, the Fund held a number of stocks which produced positive returns. Most significant were Dollar Tree, Inc., Ross Stores, Inc. and Sherwin Williams Company, as well as Southwestern Energy Company and XTO Energy, Inc. Pulte Homes, Inc. was also a positive contributor, perhaps surprisingly, given the weakness in housing.

Stocks negatively impacting performance included Ion Geophysical Corporation (Energy), Thor Industries, Inc. (RV's), Kinetic Concepts, Inc. (Medical Devices), Waters Corporation (Test & Measurement Instruments) and Zebra Technologies Corporation (Barcode Readers).

In the second half of 2008, the Fund eliminated a number of companies: Pulte Homes, Inc. and Ryland Group, Inc. (Homebuilders), Lifetime Brands, Inc. (Household Goods), Citizens Republic Bancorp, Inc., Legg Mason, Inc. (Asset Management), American Eagle Outfitters, Inc. (Retail) and XTO Energy, Inc. These sales were based on either deteriorating long-term business fundamentals or full valuations at the time of sale.

Concurrently, the Fund added a number of new companies to the portfolio, including Peabody Energy Corporation (Coal), Forest Oil Corporation (Oil and Gas Production), BE Aerospace, Inc. and General Cable Corporation (Capital Goods),

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

Coach, Inc. (Retail), and two bank stocks: Comerica, Inc. and BB&T Corporation. All of these stocks were purchased at what we consider compelling valuations after substantial price declines. We are confident they will persevere during this recession and do very well as the economy recovers.

The fiscal and monetary response to the current crisis should stabilize the economy, setting the stage for a return to economic expansion. The stock market will likely anticipate better times long before they make the headlines. On average, the market bottoms about half way through recessions, and this recession is already more than a year old. Whether the market goes up or down in the short term, we can say with confidence that for long-term value investors, the market is currently offering an opportunity to own great companies at prices that should also make them great investments.

Thank you for being a shareholder.

/s/ George P. Schwartz                  /s/ Gregory R. Heilman

George P. Schwartz, CFA                 Gregory R. Heilman, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA CATHOLIC VALUES FUND, THE S&P 500 INDEX,
                         AND THE S&P 400 MID CAP INDEX

                              [LINE GRAPH OMITTED]

      AVE MARIA
 CATHOLIC VALUES FUND           S&P 500 INDEX            S&P 400 MID CAP INDEX
---------------------        ---------------------       ---------------------
DATE           VALUE         DATE           VALUE        DATE           VALUE
----          -------        ----          -------       ----          -------
5/1/2001      $10,000        5/1/2001      $10,000       5/1/2001      $10,000
6/30/2001      10,370        6/30/2001       9,690       6/30/2001      10,110
9/30/2001       9,360        9/30/2001       8,268       9/30/2001       8,435
12/31/2001     10,529        12/31/2001      9,151       12/31/2001      9,952
3/31/2002      11,201        3/31/2002       9,177       3/31/2002      10,622
6/30/2002      10,970        6/30/2002       7,947       6/30/2002       9,633
9/30/2002       9,236        9/30/2002       6,574       9/30/2002       8,039
12/31/2002      9,496        12/31/2002      7,128       12/31/2002      8,508
3/31/2003       8,904        3/31/2003       6,904       3/31/2003       8,131
6/30/2003      10,649        6/30/2003       7,967       6/30/2003       9,564
9/30/2003      11,552        9/30/2003       8,177       9/30/2003      10,194
12/31/2003     12,872        12/31/2003      9,173       12/31/2003     11,538
3/31/2004      13,982        3/31/2004       9,328       3/31/2004      12,123
6/30/2004      14,184        6/30/2004       9,489       6/30/2004      12,240
9/30/2004      14,235        9/30/2004       9,311       9/30/2004      11,984
12/31/2004     15,459        12/31/2004     10,171       12/31/2004     13,441
3/31/2005      15,459        3/31/2005       9,952       3/31/2005      13,387
6/30/2005      15,660        6/30/2005      10,088       6/30/2005      13,958
9/30/2005      15,956        9/30/2005      10,452       9/30/2005      14,639
12/31/2005     16,354        12/31/2005     10,670       12/31/2005     15,129
3/31/2006      17,950        3/31/2006      11,119       3/31/2006      16,284
6/30/2006      17,244        6/30/2006      10,959       6/30/2006      15,771
9/30/2006      17,244        9/30/2006      11,580       9/30/2006      15,600
12/31/2006     18,674        12/31/2006     12,355       12/31/2006     16,690
3/31/2007      19,319        3/31/2007      12,434       3/31/2007      17,658
6/30/2007      20,429        6/30/2007      13,215       6/30/2007      18,689
9/30/2007      19,399        9/30/2007      13,483       9/30/2007      18,527
12/31/2007     17,922        12/31/2007     13,034       12/31/2007     18,022
3/31/2008      16,529        3/31/2008      11,803       3/31/2008      16,426
6/30/2008      16,142        6/30/2008      11,481       6/30/2008      17,318
9/30/2008      15,239        9/30/2008      10,520       9/30/2008      15,436
12/31/2008     11,321        12/31/2008      8,213       12/31/2008     11,492

Past performance is not predictive of future performance.

                  ---------------------------------------------
                         Ave Maria Catholic Values Fund
                        Average Annual Total Returns(a)
                     (for periods ended December 31, 2008)

                     1 Year    5 Years    Since Inception(b)
                     ------    -------    ------------------
                     -36.83%    -2.54%           1.63%
                  ---------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2008.

AVE MARIA CATHOLIC VALUES FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
================================================================================

    AVE MARIA CATHOLIC   S&P 500     S&P 400     S&P 600 SMALL    NASDAQ      VALUE LINE
        VALUES FUND       INDEX   MID CAP INDEX    CAP INDEX   COMPOSITE (b) COMPOSITE(b)
-----------------------------------------------------------------------------------------
2001(a)     5.3%          -8.5%        -0.5%           5.0%       -10.1%         -7.3%
2002       -9.8%         -22.1%       -14.5%         -14.6%       -31.5%        -28.6%
2003       35.6%          28.7%        35.6%          38.8%        50.0%         37.4%
2004       20.1%          10.9%        16.5%          22.7%         8.6%         11.5%
2005        5.8%           4.9%        12.6%           7.7%         1.4%          2.0%
2006       14.2%          15.8%        10.3%          15.1%         9.5%         11.0%
2007       -4.0%           5.5%         8.0%          -0.3%         9.8%         -3.8%
2008      -36.8%         -37.0%       -36.2%         -31.1%       -40.5%        -48.7%

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2008 (UNAUDITED)
================================================================================

             AVE MARIA CATHOLIC   S&P 500      S&P 400     S&P 600 SMALL    NASDAQ        VALUE LINE
                 VALUES FUND       INDEX    MID CAP INDEX    CAP INDEX   COMPOSITE (b)   COMPOSITE (b)
------------------------------------------------------------------------------------------------------
3 Years            -11.5%          -8.4%        -8.8%           -7.5%       -10.6%          -18.2%
5 Years             -2.5%          -2.2%        -0.1%            0.9%        -4.7%           -9.0%
Since Inception      1.6%          -2.5%         1.8%            3.5%        -4.1%           -7.1%

(a) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.

(b)   Excluding dividends.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                                        % OF NET
  SHARES     COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
 1,000,000   Meadowbrook Insurance Group, Inc. .......     $6,440,000     4.8%
    90,000   Sherwin-Williams Company (The) ..........      5,377,500     4.0%
   200,000   Zebra Technologies Corporation - Class A       4,052,000     3.1%
   450,000   Gentex Corporation ......................      3,973,500     3.0%
   100,000   Genuine Parts Company ...................      3,786,000     2.9%
    50,000   Burlington Northern Santa Fe Corporation       3,785,500     2.9%
   125,000   Graco, Inc. .............................      2,966,250     2.2%
    50,000   General Dynamics Corporation ............      2,879,500     2.2%
    50,000   United Technologies Corporation .........      2,680,000     2.0%
   185,000   Western Union Company (The) .............      2,652,900     2.0%

ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF NET
SECTOR                                                                   ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ..............................................    23.4%
Energy ..............................................................     9.2%
Financials ..........................................................    16.5%
Health Care .........................................................     6.4%
Industrials .........................................................    26.4%
Information Technology ..............................................    10.2%
Materials ...........................................................     3.4%

Cash Equivalents, Other Assets and Liabilities ......................     4.5%
                                                                        ------
                                                                        100.0%
                                                                        ======

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 95.5%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 23.4%
   AUTO COMPONENTS -- 4.0%
      Gentex Corporation ..........................      450,000   $  3,973,500
      Johnson Controls, Inc. ......................       75,000      1,362,000
                                                                   ------------
                                                                      5,335,500
                                                                   ------------
   AUTOMOBILES -- 2.7%
      Harley-Davidson, Inc. .......................      110,000      1,866,700
      Thor Industries, Inc. .......................      135,000      1,779,300
                                                                   ------------
                                                                      3,646,000
                                                                   ------------
   DISTRIBUTORS -- 2.9%
      Genuine Parts Company .......................      100,000      3,786,000
                                                                   ------------

   HOUSEHOLD DURABLES -- 0.3%
      Craftmade International, Inc. ...............      250,000        432,500
                                                                   ------------

   LEISURE EQUIPMENT & PRODUCTS -- 1.0%
      Brunswick Corporation .......................      300,000      1,263,000
                                                                   ------------

   MULTI-LINE RETAIL -- 0.8%
      Dollar Tree, Inc. * .........................       25,000      1,045,000
                                                                   ------------

   SPECIALTY RETAIL -- 8.3%
      Bed Bath & Beyond Inc. * ....................       90,000      2,287,800
      Chico's FAS, Inc. * .........................      600,000      2,508,000
      Ross Stores, Inc. ...........................       30,000        891,900
      Sherwin-Williams Company (The) ..............       90,000      5,377,500
                                                                   ------------
                                                                     11,065,200
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 3.4%
      Coach, Inc. * ...............................      125,000      2,596,250
      VF Corporation ..............................       35,000      1,916,950
                                                                   ------------
                                                                      4,513,200
                                                                   ------------
ENERGY -- 9.2%
   ENERGY EQUIPMENT & SERVICES -- 3.6%
      Halliburton Company .........................      135,000      2,454,300
      ION Geophysical Corporation * ...............      325,000      1,114,750
      Patterson-UTI Energy, Inc. ..................      100,000      1,151,000
                                                                   ------------
                                                                      4,720,050
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 5.6%
      Exxon Mobil Corporation .....................       25,000      1,995,750
      Forest Oil Corporation * ....................       75,000      1,236,750
      Frontier Oil Corporation ....................       70,000        884,100
      Peabody Energy Corporation ..................       85,000      1,933,750
      Southwestern Energy Company * ...............       50,000      1,448,500
                                                                   ------------
                                                                      7,498,850
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 95.5% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 16.5%
   COMMERCIAL BANKS -- 2.3%
      BB&T Corporation ............................       50,000   $  1,373,000
      Comerica, Inc. ..............................       20,000        397,000
      Synovus Financial Corporation ...............      150,000      1,245,000
                                                                   ------------
                                                                      3,015,000
                                                                   ------------
   INSURANCE -- 11.8%
      Alleghany Corporation * .....................        5,000      1,410,000
      American Safety Insurance Holdings Ltd. * ...      100,000      1,321,000
      Everest Re Group Ltd. .......................       25,000      1,903,500
      Hanover Insurance Group, Inc. (The) .........       50,000      2,148,500
      Meadowbrook Insurance Group, Inc. ...........    1,000,000      6,440,000
      Unico American Corporation * ................      282,945      2,492,745
                                                                   ------------
                                                                     15,715,745
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.4%
      Annaly Capital Management, Inc. .............       50,000        793,500
      Hatteras Financial Corporation ..............       40,000      1,064,000
      HCP, Inc. ...................................       50,000      1,388,500
                                                                   ------------
                                                                      3,246,000
                                                                   ------------
HEALTH CARE -- 6.4%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 4.9%
      Beckman Coulter, Inc. .......................       25,000      1,098,500
      Kinetic Concepts, Inc. * ....................      130,000      2,493,400
      Neogen Corporation * ........................       50,000      1,249,000
      Stryker Corporation .........................       40,000      1,598,000
                                                                   ------------
                                                                      6,438,900
                                                                   ------------
   LIFE SCIENCES TOOLS & SERVICES -- 1.5%
      Waters Corporation * ........................       55,000      2,015,750
                                                                   ------------

INDUSTRIALS -- 26.4%
   AEROSPACE & DEFENSE -- 5.3%
      BE Aerospace, Inc. * ........................      200,000      1,538,000
      General Dynamics Corporation ................       50,000      2,879,500
      United Technologies Corporation .............       50,000      2,680,000
                                                                   ------------
                                                                      7,097,500
                                                                   ------------
   BUILDING PRODUCTS -- 1.9%
      Simpson Manufacturing Company, Inc. .........       90,000      2,498,400
                                                                   ------------

   CONSTRUCTION & ENGINEERING -- 1.9%
      Foster Wheeler, Ltd. * ......................      105,000      2,454,900
                                                                   ------------

   ELECTRICAL EQUIPMENT -- 3.6%
      Belden Inc. .................................      125,000      2,610,000
      General Cable Corporation * .................      125,000      2,211,250
                                                                   ------------
                                                                      4,821,250
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 95.5% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 26.4% (CONTINUED)
   MACHINERY -- 10.2%
      Caterpillar Inc. ............................       45,000   $  2,010,150
      Graco, Inc. .................................      125,000      2,966,250
      Illinois Tool Works, Inc. ...................       75,000      2,628,750
      Lincoln Electric Holdings, Inc. .............       45,000      2,291,850
      Toro Company (The) ..........................       50,000      1,650,000
      Trinity Industries, Inc. ....................      125,000      1,970,000
                                                                   ------------
                                                                     13,517,000
                                                                   ------------
   PROFESSIONAL SERVICES -- 0.6%
      Manpower, Inc. ..............................       25,000        849,750
                                                                   ------------

   ROAD & RAIL -- 2.9%
      Burlington Northern Santa Fe Corporation ....       50,000      3,785,500
                                                                   ------------

INFORMATION TECHNOLOGY -- 10.2%
   COMMUNICATIONS EQUIPMENT -- 1.1%
      ADTRAN, Inc. ................................      100,000      1,488,000
                                                                   ------------

   COMPUTERS & PERIPHERALS -- 2.4%
      Logitech International S.A. * ...............       70,000      1,090,600
      Stratasys, Inc. * ...........................       20,000        215,000
      Teradata Corporation * ......................      125,000      1,853,750
                                                                   ------------
                                                                      3,159,350
                                                                   ------------
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.6%
      Arrow Electronics, Inc. * ...................       30,000        565,200
      MTS Systems Corporation .....................       45,000      1,198,800
      Rofin-Sinar Technologies, Inc. * ............       20,000        411,600
                                                                   ------------
                                                                      2,175,600
                                                                   ------------
   IT SERVICES -- 2.0%
      Western Union Company (The) .................      185,000      2,652,900
                                                                   ------------

   OFFICE ELECTRONICS -- 3.1%
      Zebra Technologies Corporation - Class A * ..      200,000      4,052,000
                                                                   ------------

MATERIALS -- 3.4%
   CHEMICALS -- 2.4%
      Balchem Corporation .........................       73,600      1,833,376
      RPM International Inc. ......................      100,000      1,329,000
                                                                   ------------
                                                                      3,162,376
                                                                   ------------
   METALS & MINING -- 1.0%
      Alcoa, Inc. .................................      125,000      1,407,500
                                                                   ------------

TOTAL COMMON STOCKS (Cost $175,165,980) ...........                $126,858,721
                                                                   ------------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 4.8%                                SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 1.13% (a) ................    4,678,187   $  4,678,187
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.38% (a) ................    1,728,862      1,728,862
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $6,407,049) ........                $  6,407,049
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.3%
   (Cost $181,573,029) ............................                $133,265,770

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ...                    (452,072)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $132,813,698
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

For the year ended December 31, 2008, the Ave Maria Growth Fund (the "Fund") had a total return of -32.1% compared with -37.0% for the S&P 500 Index. For the three years ended December 31, 2008, the Fund's total return was -4.3% annualized compared with -8.4% annualized for the S&P 500 Index. Since inception (May 1, 2003), the Fund's total return was 5.0% annualized compared with 1.7% annualized for the S&P 500 Index. As you know, the investment environment in 2008, as covered elsewhere in this report, was uniquely difficult.

The top five performing issues in the Fund for 2008 were:

   VCA Antech, Inc. (Veterinery Laboratories & Hospitals)                 +13.2%
   ITT Industries (Defense Electronics & Fluid Control Products)           +0.5%
   Franklin Electric Company, Inc. (Submersible Pumps,
     Motors, Electronic Controls)                                          +0.3%
   Ross Stores, Inc. (First-Quality Apparel, Shoes, Fragrances)            -1.0%
   Alliant Techsystems, Inc. (Ammunition, Rocket Engines)                  -4.7%

The bottom five performing issues were:

   Frontier Oil Corporation (Crude Oil Refining & Marketing)              -69.1%
   Harley-Davidson, Inc. (Motorcycle Manufacturer)                        -62.0%
   Amphenol Corporation (Connectors, Cable & Interconnect Systems)        -59.6%
   Coach, Inc. (High-End Handbags, Outerwear,
     Footware, Business Cases)                                            -53.2%
   Polaris Industries, Inc. (Snowmobiles, All-Terrain
     Vehicles, Motorcycles)                                               -52.0%

The Fund is diversified among eight out of eleven S&P 500 economic sectors as follows:

   Consumer Staples                                                         7.8%
   Consumer Cyclicals                                                      12.2%
   Financials                                                               8.6%
   Transportation                                                           5.1%
   Energy                                                                  13.9%
   Capital Goods                                                           27.3%
   Technology                                                               9.9%
   Health Care                                                             15.2%

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

As of December 31, 2008, the Fund was 5-star rated by Morningstar*, placing the Fund's 3-year and 5-year investment performance within the top ten percent of Morningstar's mid-cap growth category.

Respectfully,

/s/ James L. Bashaw

James L. Bashaw, CFA
Portfolio Manager

* Morningstar rated the Fund among 821, 821 and 674 Mid-Cap Growth funds for the overall, the 3-, and 5-year periods ended 12/31/2008, respectively. Morningstar Ratings(TM) are based on risk-adjusted returns. The Overall Morningstar Rating(TM) is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

      For funds with at least a 3-year history, a Morningstar Rating(TM) is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star.

AVE MARIA GROWTH FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE AVE MARIA GROWTH FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                AVE MARIA GROWTH FUND            S&P 500 INDEX
                ---------------------        ---------------------
                DATE           VALUE         DATE           VALUE
                ----          -------        ----          -------
                5/1/2003      $10,000        5/1/2003      $10,000
                6/30/2003      10,660        6/30/2003      10,667
                9/30/2003      10,980        9/30/2003      10,952
                12/31/2003     12,340        12/31/2003     12,286
                3/31/2004      12,860        3/31/2004      12,494
                6/30/2004      13,240        6/30/2004      12,708
                9/30/2004      13,570        9/30/2004      12,470
                12/31/2004     14,990        12/31/2004     13,623
                3/31/2005      14,390        3/31/2005      13,330
                6/30/2005      14,170        6/30/2005      13,512
                9/30/2005      14,540        9/30/2005      13,999
                12/31/2005     15,040        12/31/2005     14,291
                3/31/2006      16,344        3/31/2006      14,893
                6/30/2006      16,554        6/30/2006      14,678
                9/30/2006      16,494        9/30/2006      15,510
                12/31/2006     17,410        12/31/2006     16,548
                3/31/2007      18,138        3/31/2007      16,654
                6/30/2007      18,937        6/30/2007      17,700
                9/30/2007      19,200        9/30/2007      18,059
                12/31/2007     19,433        12/31/2007     17,457
                3/31/2008      17,699        3/31/2008      15,809
                6/30/2008      17,647        6/30/2008      15,378
                9/30/2008      17,175        9/30/2008      14,090
                12/31/2008     13,194        12/31/2008     10,996

                       Past performance is not predictive of future performance.

                  ---------------------------------------------
                             Ave Maria Growth Fund
                        Average Annual Total Returns(a)
                     (for periods ended December 31, 2008)

                    1 Year    5 Years    Since Inception(b)
                    ------    -------    ------------------
                    -32.10%     1.35%          5.01%
                  ---------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2008.

AVE MARIA GROWTH FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
================================================================================
             AVE MARIA GROWTH FUND     S&P 500 INDEX
--------------------------------------------------------------------------------
2003 (a)            23.4%                  22.8%
2004                21.5%                  10.9%
2005                 0.3%                   4.9%
2006                15.8%                  15.8%
2007                11.6%                   5.5%
2008               -32.1%                 -37.0%

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2008 (UNAUDITED)
================================================================================
             AVE MARIA GROWTH FUND     S&P 500 INDEX
--------------------------------------------------------------------------------
3 Years             -4.3%                  -8.4%
5 Years              1.4%                  -2.2%
Since Inception      5.0%                   1.7%

(a) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                                        % OF NET
    SHARES   COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
    47,800   C.R. Bard, Inc. .........................     $4,027,628     4.8%
   196,200   Rollins, Inc. ...........................      3,547,296     4.2%
    76,600   Kellogg Company .........................      3,358,910     4.0%
   160,200   Brown & Brown, Inc. .....................      3,348,180     4.0%
    41,400   Exxon Mobil Corporation .................      3,304,962     3.9%
    53,800   Occidental Petroleum Corporation ........      3,227,462     3.8%
    98,300   McCormick & Company, Inc. ...............      3,131,838     3.7%
    55,000   Danaher Corporation .....................      3,113,550     3.7%
    93,600   Accenture Ltd. - Class A ................      3,069,144     3.7%
    88,900   Toro Company (The) ......................      2,933,700     3.5%

ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF NET
SECTOR                                                                   ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ..............................................    11.7%
Consumer Staples ....................................................     7.7%
Energy ..............................................................    13.0%
Financials ..........................................................     8.6%
Health Care .........................................................    18.3%
Industrials .........................................................    29.3%
Information Technology ..............................................     8.9%

Cash Equivalents, Other Assets and Liabilities ......................     2.5%
                                                                        ------
                                                                        100.0%
                                                                        ======

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 97.5%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 11.7%
   AUTO COMPONENTS -- 1.8%
      Johnson Controls, Inc. ......................       81,900   $  1,487,304
                                                                   ------------

   AUTOMOBILES -- 0.9%
      Harley-Davidson, Inc. .......................       47,300        802,681
                                                                   ------------

   LEISURE EQUIPMENT & PRODUCTS -- 2.7%
      Polaris Industries, Inc. ....................       78,500      2,249,025
                                                                   ------------

   SPECIALTY RETAIL -- 4.3%
      Bed Bath & Beyond Inc. * ....................       60,100      1,527,742
      Ross Stores, Inc. ...........................       69,300      2,060,289
                                                                   ------------
                                                                      3,588,031
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 2.0%
      Coach, Inc. * ...............................       81,000      1,682,370
                                                                   ------------

CONSUMER STAPLES -- 7.7%
   FOOD PRODUCTS -- 7.7%
      Kellogg Company .............................       76,600      3,358,910
      McCormick & Company, Inc. ...................       98,300      3,131,838
                                                                   ------------
                                                                      6,490,748
                                                                   ------------
ENERGY -- 13.0%
   OIL, GAS & CONSUMABLE FUELS -- 13.0%
      Exxon Mobil Corporation .....................       41,400      3,304,962
      Frontier Oil Corporation ....................      115,900      1,463,817
      Occidental Petroleum Corporation ............       53,800      3,227,462
      XTO Energy, Inc. ............................       83,125      2,931,819
                                                                   ------------
                                                                     10,928,060
                                                                   ------------
FINANCIALS -- 8.6%
   CAPITAL MARKETS -- 4.6%
      Eaton Vance Corporation .....................       59,000      1,239,590
      SEI Investments Company .....................      163,900      2,574,869
                                                                   ------------
                                                                      3,814,459
                                                                   ------------
   INSURANCE -- 4.0%
      Brown & Brown, Inc. .........................      160,200      3,348,180
                                                                   ------------

HEALTH CARE -- 18.3%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 11.5%
      Beckman Coulter, Inc. .......................       23,300      1,023,802
      C.R. Bard, Inc. .............................       47,800      4,027,628
      Stryker Corporation .........................       56,800      2,269,160
      Varian Medical Systems, Inc. * ..............       65,800      2,305,632
                                                                   ------------
                                                                      9,626,222
                                                                   ------------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 97.5% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 18.3% (CONTINUED)
   HEALTH CARE PROVIDERS & SERVICES -- 3.6%
      Patterson Companies, Inc. * .................       55,500   $  1,040,625
      VCA Antech, Inc. * ..........................      100,000      1,988,000
                                                                   ------------
                                                                      3,028,625
                                                                   ------------
   LIFE SCIENCES TOOLS & SERVICES -- 3.2%
      Dionex Corporation * ........................       59,900      2,686,515
                                                                   ------------

INDUSTRIALS -- 29.3%
   AEROSPACE & DEFENSE -- 2.3%
      General Dynamics Corporation ................       34,200      1,969,578
                                                                   ------------

   AIR FREIGHT & LOGISTICS -- 1.9%
      Expeditors International of Washington, Inc.        49,100      1,633,557
                                                                   ------------

   COMMERCIAL SERVICES & SUPPLIES -- 4.2%
      Rollins, Inc. ...............................      196,200      3,547,296
                                                                   ------------

   ELECTRICAL EQUIPMENT -- 3.0%
      AMETEK, Inc. ................................       82,200      2,483,262
                                                                   ------------

   MACHINERY -- 14.8%
      CLARCOR, Inc. ...............................       56,800      1,884,624
      Danaher Corporation .........................       55,000      3,113,550
      Donaldson Company, Inc. .....................       61,400      2,066,110
      Graco, Inc. .................................      100,200      2,377,746
      Toro Company (The) ..........................       88,900      2,933,700
                                                                   ------------
                                                                     12,375,730
                                                                   ------------
   ROAD & RAIL -- 3.1%
      Landstar System, Inc. .......................       67,500      2,594,025
                                                                   ------------

INFORMATION TECHNOLOGY -- 8.9%
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 5.2%
      Amphenol Corporation - Class A ..............       94,200      2,258,916
      Mettler-Toledo International Inc. * .........       31,900      2,150,060
                                                                   ------------
                                                                      4,408,976
                                                                   ------------
   IT SERVICES -- 3.7%
      Accenture Ltd. - Class A ....................       93,600      3,069,144
                                                                   ------------

TOTAL COMMON STOCKS (Cost $98,482,908) ............                $ 81,813,788
                                                                   ------------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 2.6%                                SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 1.13%  (a) (Cost $2,152,982)  2,152,982   $  2,152,982
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.1%
   (Cost $100,635,890) ............................                $ 83,966,770

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) ...                     (55,755)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 83,911,015
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

For 2008, the total return of the Ave Maria Rising Dividend Fund (the "Fund") was a negative 22.8%, better than the S&P 500, which was down 37.0%. The Fund more closely approximates the performance of the S&P Dividend Aristocrat Index, which was down 21.6%.

The strongest positive contributions to performance came from Ross Stores, Inc. (off-price retail stores), CSX Corporation (rail transport), Diebold, Inc.
(ATMs), and Family Dollar Stores, Inc. (discount retailer). Performance was hindered by the Fund's holdings in R.R. Donnelley & Sons Company (commercial printer), Harley-Davidson, Inc. (motorcycles), Halliburton Company (oil services), and Legg Mason, Inc. (asset management).

Reflecting the broad market decline, the prices of most of the stocks in the portfolio declined during the year, but the financial viability of the companies was never in question. In a year when investors wanted stability and quality, the companies in the portfolio provided that. Of the 43 companies in the portfolio at year-end, 32 raised their dividend during 2008, and only one reduced its dividend. Several of the companies have increased their dividends annually for 25 years or more. Only exceptional companies with superior business characteristics can do that.

In managing the Fund, dividends figure prominently in our selection process. But the focus doesn't fall on simple dividend yield. This isn't an income fund, nor a high-yield equity fund. The focus is on total return, with the greater portion of the total return expected from capital appreciation. Regular dividend increases are what we are looking for, because they serve as reliable indicators of the underlying business characteristics, just like high profit margins and consistently high ROI with low debt levels. The vast majority of companies don't have the business characteristics which can produce consistent dividend increases. It was these underlying features, and not the dividend yield itself, that caused our portfolio to outperform the broad market indices in 2008.

At some point, the economy will find bottom and aggregate corporate earnings will resume growing, probably sooner than most pundits are predicting. In the meantime, it is in challenging times such as these, that distinctions are most easily made between the best companies and the also rans. In a recession, the weak companies play defense, because they have to. Great companies, such as those in the portfolio, have the resources and staying power to keep their focus on offense. Over time, their stock prices will reflect those inherent strengths.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY (CONTINUED)
================================================================================

As of December 31, 2008, the Fund was 5-star rated by Morningstar*, placing the Fund's 3-year investment performance within the top ten percent of Morningstar's mid-cap value category.

Your participation in the Fund is appreciated.

With best regards,

/s/ George P. Schwartz                  /s/ Richard L. Platte, Jr.

George P. Schwartz, CFA                 Richard L. Platte, Jr., CFA
Co-Portfolio Manager                    Co-Portfolio Manager

* Morningstar rated the Fund among 338 mid-cap value funds for the overall and 3- year periods ended 12/31/2008, respectively. Morningstar Ratings(TM) are based on risk-adjusted returns. The Overall Morningstar Rating(TM) is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

      For funds with at least a 3-year history, a Morningstar Rating(TM) is based on a risk adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star.

AVE MARIA RISING DIVIDEND FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA RISING DIVIDEND FUND, THE S&P 500 INDEX,
                   AND THE S&P 500 DIVIDEND ARISTOCRAT INDEX

                              [LINE GRAPH OMITTED]

 AVE MARIA RISING                                            S&P DIVIDEND
   DIVIDEND FUND                S&P 500 INDEX              ARISTOCRAT INDEX
---------------------        ---------------------       ---------------------
DATE           VALUE         DATE           VALUE        DATE           VALUE
----          -------        ----          -------       ----          -------
5/2/2005      $10,000        5/2/2005      $10,000       5/2/2005      $10,000
6/30/2005      10,200        6/30/2005      10,286       6/30/2005      10,031
9/30/2005      10,330        9/30/2005      10,656       9/30/2005      10,136
12/31/2005     10,671        12/31/2005     10,879       12/31/2005     10,542
3/31/2006      11,386        3/31/2006      11,336       3/31/2006      11,049
6/30/2006      11,336        6/30/2006      11,173       6/30/2006      11,176
9/30/2006      11,751        9/30/2006      11,806       9/30/2006      11,754
12/31/2006     12,580        12/31/2006     12,596       12/31/2006     12,365
3/31/2007      12,990        3/31/2007      12,677       3/31/2007      12,536
6/30/2007      13,617        6/30/2007      13,473       6/30/2007      13,078
9/30/2007      13,412        9/30/2007      13,746       9/30/2007      12,830
12/31/2007     12,506        12/31/2007     13,288       12/31/2007     12,110
3/31/2008      12,058        3/31/2008      12,033       3/31/2008      11,541
6/30/2008      11,744        6/30/2008      11,705       6/30/2008      10,796
9/30/2008      11,954        9/30/2008      10,726       9/30/2008      11,322
12/31/2008      9,656        12/31/2008      8,372       12/31/2008      9,500

Past performance is not predictive of future performance.

                ------------------------------------------------
                         Ave Maria Rising Dividend Fund
                        Average Annual Total Returns(a)
                     (for periods ended December 31, 2008)

                          1 Year    Since Inception(b)
                          ------    ------------------
                          -22.79%         -0.95%
                ------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 2, 2005) through December 31, 2008.

AVE MARIA RISING DIVIDEND FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
================================================================================
                   AVE MARIA
              RISING DIVIDEND FUND     S&P 500 INDEX
--------------------------------------------------------------------------------
2005 (a)              6.7%                   8.8%
2006                 17.9%                  15.8%
2007                 -0.6%                   5.5%
2008                -22.8%                 -37.0%

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                   AVE MARIA
              RISING DIVIDEND FUND     S&P 500 INDEX
--------------------------------------------------------------------------------
3 Years              -3.3%                  -8.4%
Since Inception      -1.0%                  -4.7%

(a) Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                                        % OF NET
    SHARES   COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
    38,000   Sherwin-Williams Company (The) ..........     $2,270,500     3.4%
    35,000   Laboratory Corporation of
             America Holdings ........................      2,254,350     3.3%
    75,000   Ross Stores, Inc. .......................      2,229,750     3.3%
    85,000   Graco, Inc. .............................      2,017,050     3.0%
    45,000   Caterpillar Inc. ........................      2,010,150     3.0%
    62,500   Hormel Foods Corporation ................      1,942,500     2.9%
    50,000   Genuine Parts Company ...................      1,893,000     2.8%
    25,000   Burlington Northern Santa Fe Corporation       1,892,750     2.8%
   140,000   RPM International Inc. ..................      1,860,600     2.8%
    25,000   PartnerRe Ltd. ..........................      1,781,750     2.7%

ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF NET
SECTOR                                                                   ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ..............................................    21.8%
Consumer Staples ....................................................     8.1%
Energy ..............................................................     8.6%
Financials ..........................................................    12.0%
Health Care .........................................................     9.2%
Industrials .........................................................    25.2%
Information Technology ..............................................     2.6%
Materials ...........................................................     4.5%

Cash Equivalents, Other Assets and Liabilities ......................     8.0%
                                                                        ------
                                                                        100.0%
                                                                        ======

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 92.0%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 21.8%
   AUTOMOBILES -- 1.8%
      Harley-Davidson, Inc. .......................       70,000   $  1,187,900
                                                                   ------------

   DISTRIBUTORS -- 2.8%
      Genuine Parts Company .......................       50,000      1,893,000
                                                                   ------------

   HOUSEHOLD DURABLES -- 3.8%
      Leggett & Platt, Inc. .......................       80,000      1,215,200
      Stanley Works (The) .........................       40,000      1,364,000
                                                                   ------------
                                                                      2,579,200
                                                                   ------------
   MULTI-LINE RETAIL -- 2.5%
      Family Dollar Stores, Inc. ..................       65,000      1,694,550
                                                                   ------------

   SPECIALTY RETAIL -- 8.4%
      Cato Corporation (The) - Class A ............       75,000      1,132,500
      Ross Stores, Inc. ...........................       75,000      2,229,750
      Sherwin-Williams Company (The) ..............       38,000      2,270,500
                                                                   ------------
                                                                      5,632,750
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 2.5%
      VF Corporation ..............................       30,000      1,643,100
                                                                   ------------

CONSUMER STAPLES -- 8.1%
   FOOD & STAPLES RETAILING -- 2.6%
      Sysco Corporation ...........................       75,000      1,720,500
                                                                   ------------

   FOOD PRODUCTS -- 5.5%
      Hormel Foods Corporation ....................       62,500      1,942,500
      Kellogg Company .............................       40,000      1,754,000
                                                                   ------------
                                                                      3,696,500
                                                                   ------------
ENERGY -- 8.6%
   ENERGY EQUIPMENT & SERVICES -- 4.8%
      Halliburton Company .........................       90,000      1,636,200
      Schlumberger Limited ........................       37,500      1,587,375
                                                                   ------------
                                                                      3,223,575
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 3.8%
      Exxon Mobil Corporation .....................       18,000      1,436,940
      Peabody Energy Corporation ..................       47,500      1,080,625
                                                                   ------------
                                                                      2,517,565
                                                                   ------------
FINANCIALS -- 12.0%
   COMMERCIAL BANKS -- 5.1%
      BB&T Corporation ............................       50,000      1,373,000
      Synovus Financial Corporation ...............      125,000      1,037,500
      United Bankshares, Inc. .....................       30,000        996,600
                                                                   ------------
                                                                      3,407,100
                                                                   ------------

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 92.0% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 12.0% (CONTINUED)
   INSURANCE -- 6.9%
      HCC Insurance Holdings, Inc. ................       55,000   $  1,471,250
      Mercury General Corporation .................       30,000      1,379,700
      PartnerRe Ltd. ..............................       25,000      1,781,750
                                                                   ------------
                                                                      4,632,700
                                                                   ------------
HEALTH CARE -- 9.2%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 5.9%
      Beckman Coulter, Inc. .......................       10,000        439,400
      Becton, Dickinson & Company .................       15,000      1,025,850
      DENTSPLY International, Inc. ................       45,000      1,270,800
      Stryker Corporation .........................       30,000      1,198,500
                                                                   ------------
                                                                      3,934,550
                                                                   ------------
   HEALTH CARE PROVIDERS & SERVICES -- 3.3%
      Laboratory Corporation of America Holdings *        35,000      2,254,350
                                                                   ------------

INDUSTRIALS -- 25.2%
   AEROSPACE & DEFENSE -- 3.7%
      General Dynamics Corporation ................       15,000        863,850
      United Technologies Corporation .............       30,000      1,608,000
                                                                   ------------
                                                                      2,471,850
                                                                   ------------
   COMMERCIAL SERVICES & SUPPLIES -- 3.5%
      HNI Corporation .............................       70,000      1,108,800
      R.R. Donnelley & Sons Company ...............       90,000      1,222,200
                                                                   ------------
                                                                      2,331,000
                                                                   ------------
   INDUSTRIAL CONGLOMERATES -- 1.4%
      Raven Industries, Inc. ......................       40,000        964,000
                                                                   ------------

   MACHINERY -- 9.5%
      Caterpillar Inc. ............................       45,000      2,010,150
      Graco, Inc. .................................       85,000      2,017,050
      PACCAR, Inc. ................................       52,500      1,501,500
      Toro Company (The) ..........................       25,000        825,000
                                                                   ------------
                                                                      6,353,700
                                                                   ------------
   ROAD & RAIL -- 4.0%
      Burlington Northern Santa Fe Corporation ....       25,000      1,892,750
      Norfolk Southern Corporation ................       17,500        823,375
                                                                   ------------
                                                                      2,716,125
                                                                   ------------
   TRADING COMPANIES & DISTRIBUTORS -- 3.1%
      Fastenal Company ............................       15,000        522,750
      W.W. Grainger, Inc. .........................       20,000      1,576,800
                                                                   ------------
                                                                      2,099,550
                                                                   ------------
INFORMATION TECHNOLOGY -- 2.6%
   IT SERVICES -- 2.6%
      Paychex, Inc. ...............................       65,000      1,708,200
                                                                   ------------

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 92.0% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
MATERIALS -- 4.5%
   CHEMICALS -- 4.5%
      RPM International Inc. ......................      140,000   $  1,860,600
      Scotts Miracle-Gro Company (The) - Class A ..       40,000      1,188,800
                                                                   ------------
                                                                      3,049,400
                                                                   ------------

TOTAL COMMON STOCKS (Cost $76,251,389) ............                $ 61,711,165
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 7.7%                                SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
  Institutional Shares, 1.13% (a) .................    2,986,138   $  2,986,138
Federated U.S. Treasury Cash Reserve Fund -
  Institutional Shares, 0.38% (a) .................    2,170,306      2,170,306
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $5,156,444) ........                $  5,156,444
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 99.7%
   (Cost $81,407,833) .............................                $ 66,867,609

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3% .....                     234,434
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 67,102,043
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareowner:

For 2008 the Ave Maria Opportunity Fund (the "Fund") had a total return of -32.2% compared to -33.8% for the Russell 2000 Index and -31.1% for the S&P 600 SmallCap Index. Stocks which contributed positively to performance during the year included ADTRAN, Inc. (telecommunications equipment), ScanSource, Inc. (technology distribution), Rockwell Collins, Inc. (aerospace & defense manufacturing) , and Dollar Tree, Inc. (discount retailing). Stocks which had the biggest negative impact on performance included Kinetic Concepts, Inc. (medical technology & equipment), Holly Corporation (oil refining), Signet Jewelers Ltd. (retailing), and Rimage Corporation (digital storage and publishing systems).

There was virtually no place to hide for U.S. equity investors in 2008. Nearly every market sector and investment strategy experienced sharp declines. Consumer, energy, financial, technology, value, growth, small-cap, large-cap, you name it - it got hammered. The Fund was unable to escape the carnage. We avoided the major blowups in the financials and housing stocks by having very little exposure to these sectors. But we severely underestimated the collateral damage our holdings would endure as a result of the credit crisis. Further, our sizeable energy related holdings suffered, as the price of crude oil, and most other commodities, tumbled during the last 5 months of the year.

The current recession and bear market has afforded us the opportunity to purchase some very high quality companies at compelling prices. In December, we initiated positions in 3M Company (diversified manufacturing), Federated Investors, Inc. (investment management), and Forward Air Corporation (freight transportation). We also re-established a position in Rockwell Collins, Inc. These fine companies have fortress balance sheets, with little or no debt, which allows them flexibility and the ability to control their own destiny. During economic downturns they can take market share from weaker competitors struggling under debt burdens. The aforementioned companies possess strong brand names, have high margin businesses, generate high returns on capital, and produce excess free cash flow each year. With fear and pessimism widespread, even these truly exceptional companies can be found in the bargain bin. From currently depressed share prices, patient, long-term investors should be richly rewarded.

With best regards,

/s/ Timothy S. Schwartz

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA OPPORTUNITY FUND AND THE RUSSELL 2000 INDEX

                              [LINE GRAPH OMITTED]

                      AVE MARIA
                  OPPORTUNITY FUND            RUSSELL 2000 INDEX
                ---------------------        ---------------------
                DATE           VALUE         DATE           VALUE
                ----          -------        ----          -------
                05/01/06       10,000        05/01/06       10,000
                06/30/06        9,940        06/30/06        9,542
                09/30/06       10,030        09/30/06        9,584
                12/31/06       10,829        12/31/06       10,438
                03/31/07       11,157        03/31/07       10,641
                06/30/07       11,793        06/30/07       11,111
                09/30/07       10,829        09/30/07       10,767
                12/31/07        9,906        12/31/07       10,274
                03/31/08        9,337        03/31/08        9,257
                06/30/08        8,996        06/30/08        9,311
                09/30/08        9,130        09/30/08        9,208
                12/31/08        6,717        12/31/08        6,802

                       Past performance is not predictive of future performance.

                   -------------------------------------------
                           Ave Maria Opportunity Fund
                        Average Annual Total Returns(a)
                     (for periods ended December 31, 2008)

                            1 Year   Since Inception(b)
                            ------   ---------------
                            -32.19%      -13.85%
                   -------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 2, 2005) through December 31, 2008.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                                        % OF NET
    SHARES   COMPANY                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
    60,000   Rosetta Resources, Inc. .................     $  424,800     4.3%
    22,500   Sun Hydraulics Corporation ..............        423,900     4.3%
    20,000   Terex Corporation .......................        346,400     3.5%
    15,000   Kinetic Concepts, Inc. ..................        287,700     2.9%
     1,000   White Mountains Insurance Group Ltd. ....        267,110     2.7%
    30,000   Gentex Corporation ......................        264,900     2.7%
     3,000   SPDR Gold Trust .........................        259,650     2.6%
    15,000   Forest Oil Corporation ..................        247,350     2.5%
    10,000   Forward Air Corporation .................        242,700     2.4%
    20,000   Nabors Industries Ltd. ..................        239,400     2.4%

ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF NET
SECTOR                                                                   ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ..............................................     6.9%
Energy ..............................................................    21.5%
Financials ..........................................................     8.8%
Health Care .........................................................     4.5%
Industrials .........................................................    21.8%
Information Technology ..............................................    17.9%
Materials ...........................................................     1.7%
Exchange-Traded Funds ...............................................     2.6%

Cash Equivalents, Other Assets and Liabilities ......................    14.2%
                                                                        ------
                                                                        100.0%
                                                                        ======

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 83.1%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.9%
   AUTO COMPONENTS -- 2.7%
      Gentex Corporation ..........................       30,000   $    264,900
                                                                   ------------
   SPECIALTY RETAIL -- 3.2%
      American Eagle Outfitters, Inc. .............        4,000         37,440
      Ross Stores, Inc. ...........................        3,500        104,055
      Signet Jewelers Ltd. ........................       20,000        173,400
                                                                   ------------
                                                                        314,895
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 1.0%
      Coach, Inc. * ...............................        5,000        103,850
                                                                   ------------

ENERGY -- 21.5%
   ENERGY EQUIPMENT & SERVICES -- 10.9%
      Atwood Oceanics, Inc. * .....................       10,000        152,800
      ENSCO International, Inc. ...................        4,000        113,560
      Nabors Industries Ltd. * ....................       20,000        239,400
      National Oilwell Varco, Inc. * ..............        5,000        122,200
      Patterson-UTI Energy, Inc. ..................       20,000        230,200
      Rowan Companies, Inc. .......................        7,500        119,250
      Superior Well Services, Inc. * ..............       10,000        100,000
                                                                   ------------
                                                                      1,077,410
                                                                   ------------
   OIL, GAS & CONSUMABLE FUELS -- 10.6%
      Cimarex Energy Company ......................        4,000        107,120
      Forest Oil Corporation * ....................       15,000        247,350
      Holly Corporation ...........................        5,000         91,150
      Rosetta Resources, Inc. * ...................       60,000        424,800
      St. Mary Land & Exploration Company .........        6,000        121,860
      XTO Energy, Inc. ............................        1,500         52,905
                                                                   ------------
                                                                      1,045,185
                                                                   ------------
FINANCIALS -- 8.8%
   CAPITAL MARKETS -- 0.5%
      Federated Investors, Inc. - Class B .........        3,000         50,880
                                                                   ------------

   DIVERSIFIED FINANCIAL SERVICES -- 1.0%
      Leucadia National Corporation * .............        5,000         99,000
                                                                   ------------

   INSURANCE -- 7.3%
      Alleghany Corporation * .....................          600        169,200
      Markel Corporation * ........................          500        149,500
      Meadowbrook Insurance Group, Inc. ...........       20,000        128,800
      White Mountains Insurance Group Ltd. ........        1,000        267,110
                                                                   ------------
                                                                        714,610
                                                                   ------------
HEALTH CARE -- 4.5%
   HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
      Kinetic Concepts, Inc. * ....................       15,000        287,700
                                                                   ------------

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 83.1% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 4.5% (CONTINUED)
   PHARMACEUTICALS -- 1.6%
      Endo Pharmaceuticals Holdings, Inc. * .......        6,000   $    155,280
                                                                   ------------

INDUSTRIALS -- 21.8%
   AEROSPACE & DEFENSE -- 3.2%
      Precision Castparts Corporation .............        2,000        118,960
      Rockwell Collins, Inc. ......................        5,000        195,450
                                                                   ------------
                                                                        314,410
                                                                   ------------
   AIR FREIGHT & LOGISTICS -- 2.4%
      Forward Air Corporation .....................       10,000        242,700
                                                                   ------------

   ELECTRICAL EQUIPMENT -- 2.0%
      AZZ, Inc. * .................................        3,000         75,300
      Thomas & Betts Corporation * ................        5,000        119,550
                                                                   ------------
                                                                        194,850
                                                                   ------------
   INDUSTRIAL CONGLOMERATES -- 1.8%
      3M Company ..................................        1,000         57,540
      Raven Industries, Inc. ......................        5,000        120,500
                                                                   ------------
                                                                        178,040
                                                                   ------------
   MACHINERY -- 10.5%
      Graco, Inc. .................................        2,500         59,325
      Hurco Companies, Inc. * .....................        4,000         48,000
      Sun Hydraulics Corporation ..................       22,500        423,900
      Terex Corporation * .........................       20,000        346,400
      Trinity Industries, Inc. ....................       10,000        157,600
                                                                   ------------
                                                                      1,035,225
                                                                   ------------
   PROFESSIONAL SERVICES -- 1.9%
      Manpower, Inc. ..............................        1,000         33,990
      Sparton Corporation * .......................       90,550        150,313
                                                                   ------------
                                                                        184,303
                                                                   ------------
INFORMATION TECHNOLOGY -- 17.9%
   COMMUNICATIONS EQUIPMENT -- 3.2%
      ADTRAN, Inc. ................................       15,000        223,200
      Harris Corporation ..........................        2,500         95,125
                                                                   ------------
                                                                        318,325
                                                                   ------------
   COMPUTERS & PERIPHERALS -- 3.9%
      Logitech International S.A. * ...............        6,000         93,480
      Seagate Technology ..........................       40,000        177,200
      Teradata Corporation * ......................        7,500        111,225
                                                                   ------------
                                                                        381,905
                                                                   ------------
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 6.3%
      Arrow Electronics, Inc. * ...................        5,000         94,200
      Avnet, Inc. * ...............................        5,000         91,050
      Ingram Micro, Inc. - Class A * ..............       10,000        133,900
      MTS Systems Corporation .....................        4,000        106,560
      ScanSource, Inc. * ..........................       10,000        192,700
                                                                   ------------
                                                                        618,410
                                                                   ------------

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 83.1% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 17.9% (CONTINUED)
   OFFICE ELECTRONICS -- 2.1%
      Zebra Technologies Corporation - Class A * ..       10,000   $    202,600
                                                                   ------------

   SOFTWARE -- 2.4%
      Manhattan Associates, Inc. * ................       10,000        158,100
      SPSS, Inc. * ................................        3,000         80,880
                                                                   ------------
                                                                        238,980
                                                                   ------------
   MATERIALS -- 1.7%
      METALS & MINING -- 1.7%
         Haynes International, Inc. * .............        7,000        172,340
                                                                   ------------

TOTAL COMMON STOCKS (Cost $8,837,772) .............                $  8,195,798
                                                                   ------------

================================================================================
REPURCHASE AGREEMENTS (a) -- 0.7%                    FACE AMOUNT    MARKET VALUE
--------------------------------------------------------------------------------
U.S. Bank N.A., 0.01%, dated 12/31/08, due 01/02/09
   repurchase proceeds: $66,789 (Cost $66,789) ....   $   66,789   $     66,789
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 2.6%                             SHARES    MARKET VALUE
--------------------------------------------------------------------------------
SPDR Gold Trust * (Cost $238,248) .................        3,000   $    259,650
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 14.1%                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 1.13% (b) ................      461,570   $    461,570
Federated Treasury Obligations Fund -
   Institutional Shares, 0.17% (b) ................      461,570        461,570
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.38% (b) ................      461,570        461,570
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $1,384,710) ........                $  1,384,710
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 100.5%
   (Cost $10,527,519) .............................                $  9,906,947

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%) ...                     (47,793)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $  9,859,154
                                                                   ============

*     Non-income producing security.

(a) Repurchase agreement is fully collateralized by $66,789 FNCI Pool #555745, 4.50%, due 09/01/18. The aggregate market value of the collateral at December 31, 2008 was $68,407.

(b) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================

Dear Fellow Shareholders:

It was a tough year for investors in 2008. The Ave Maria Bond Fund (the "Fund") had a total return of +0.30% (Class R) compared to the Lehman Brothers Intermediate U.S. Government/Credit Index of 5.08%, and provided stability in a year when most asset classes saw double-digit negative returns. The Fund compared favorably with the average return on intermediate bond funds, -5.1%, as compiled by Morningstar.

2008  saw a  meltdown  in the  financial  markets.  With the  exception  of U.S.
Treasuries, there was no place to hide. What started as a flight to quality, ended as a stampede out of everything but Treasuries. The spread between the yield on Treasuries and virtually every other fixed-income asset class blew out to unprecedented levels. In that context, our investment-grade corporate bonds negatively impacted performance, as well as equity positions in RPM International, Inc. and Newell Rubbermaid Inc. The single greatest contributor to positive performance came from Diebold Incorporated common stock. Also positively contributing to performance were U.S. Treasuries and Agencies.

U.S. Treasuries were clearly the place to be in 2008, particularly in the fourth quarter. By year-end, the prices of Treasuries were bid up to a point where the yield on the ten-year was a paltry 2.3%. It appears that Treasuries have become the latest financial bubble, and the risk in Treasuries is under-recognized, while the risk in everything else is over-estimated. As we see it, stocks and high quality corporate bonds, with their prices down significantly, represent much better values than Treasuries. Therefore, the Treasury position in the portfolio has been sharply reduced, with the proceeds added to corporate bonds and carefully-selected stocks.

With the prices down dramatically, discounting investors' fears, the stage has been set for favorable long-term performance. The portfolio is configured to weather this storm and participate in the recovery to follow.

Your participation in the Fund is appreciated.

Sincerely,

/s/ Richard L. Platte, Jr.

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE AVE MARIA BOND FUND AND THE LEHMAN BROTHERS
                   INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                                                           LEHMAN BROTHERS
                                                          INTERMEDIATE U.S.
 AVE MARIA BOND FUND          AVE MARIA BOND FUND         GOVERNMENT/CREDIT
      (Class I)                     (Class R)                   INDEX
---------------------        ---------------------       ---------------------
DATE           VALUE         DATE           VALUE        DATE           VALUE
----          -------        ----          -------       ----          -------
5/1/2003      $10,000        5/1/2003      $10,000       5/1/2003      $10,000
6/30/2003      10,163        6/30/2003      10,151       6/30/2003      10,188
9/30/2003      10,174        9/30/2003      10,163       9/30/2003      10,186
12/31/2003     10,256        12/31/2003     10,236       12/31/2003     10,192
3/31/2004      10,500        3/31/2004      10,470       3/31/2004      10,445
6/30/2004      10,354        6/30/2004      10,306       6/30/2004      10,182
9/30/2004      10,679        9/30/2004      10,620       9/30/2004      10,457
12/31/2004     10,823        12/31/2004     10,753       12/31/2004     10,502
3/31/2005      10,722        3/31/2005      10,643       3/31/2005      10,410
6/30/2005      10,946        6/30/2005      10,857       6/30/2005      10,669
9/30/2005      10,950        9/30/2005      10,853       9/30/2005      10,613
12/31/2005     11,020        12/31/2005     10,903       12/31/2005     10,668
3/31/2006      11,019        3/31/2006      10,905       3/31/2006      10,626
6/30/2006      11,070        6/30/2006      10,937       6/30/2006      10,649
9/30/2006      11,452        9/30/2006      11,318       9/30/2006      10,990
12/31/2006     11,698        12/31/2006     11,552       12/31/2006     11,103
3/31/2007      11,924        3/31/2007      11,756       3/31/2007      11,279
6/30/2007      11,830        6/30/2007      11,666       6/30/2007      11,262
9/30/2007      12,208        9/30/2007      12,019       9/30/2007      11,586
12/31/2007     12,300        12/31/2007     12,102       12/31/2007     11,922
3/31/2008      12,540        3/31/2008      12,330       3/31/2008      12,280
6/30/2008      12,341        6/30/2008      12,139       6/30/2008      12,093
9/30/2008      12,534        9/30/2008      12,321       9/30/2008      11,949
12/31/2008     12,351        12/31/2008     12,138       12/31/2008     12,527

                       Past performance is not predictive of future performance.

--------------------------------------------------------
                     Ave Maria Bond Fund
                Average Annual Total Returns(a)
             (for periods ended December 31, 2008)

             1 Year    5 Years    Since Inception(b)
             ------    -------    ------------------
  Class I     0.42%     3.79%            3.80%
  Class R     0.30%     3.47%            3.48%
--------------------------------------------------------

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2008.

AVE MARIA BOND FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
================================================================================
                                                               LEHMAN BROTHERS
                                                                 INTERMEDIATE
             AVE MARIA BOND FUND      AVE MARIA BOND FUND      U.S. GOVERNMENT/
                    CLASS I                 CLASS R              CREDIT INDEX
--------------------------------------------------------------------------------
2003 (a)              2.6%                    2.4%                   1.9%
2004                  5.5%                    5.1%                   3.0%
2005                  1.8%                    1.4%                   1.6%
2006                  6.2%                    6.0%                   4.1%
2007                  5.1%                    4.8%                   7.4%
2008                  0.4%                    0.3%                   5.1%

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                               LEHMAN BROTHERS
                                                                 INTERMEDIATE
             AVE MARIA BOND FUND      AVE MARIA BOND FUND      U.S. GOVERNMENT/
                    CLASS I                 CLASS R              CREDIT INDEX
--------------------------------------------------------------------------------
3 Years               3.9%                    3.6%                   5.5%
5 Years               3.8%                    3.5%                   4.2%
Since Inception       3.8%                    3.5%                   4.1%

(a) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
DECEMBER 31, 2008 (UNAUDITED)
================================================================================
                                                                        % OF NET
 PAR VALUE   HOLDING                                     MARKET VALUE    ASSETS
--------------------------------------------------------------------------------
$2,145,500   U.S. Treasury Inflation-Protection Note,
               2.500%, due 07/15/16                        $2,128,570     4.9%
 1,500,000   Private Export Funding Corporation,
               5.685%, due 05/15/12                         1,682,507     3.9%
 1,000,000   Federal Farm Credit Bank, 4.500%,
               due 01/22/15                                 1,104,453     2.5%
 1,000,000   Federal Farm Credit Bank, 4.480%,
               due 08/24/12                                 1,082,292     2.5%
 1,000,000   Federal Farm Credit Bank, 4.600%,
               due 12/27/12                                 1,081,193     2.5%
 1,045,300   U.S. Treasury Inflation-Protection Note,
               2.625%, due 07/15/17                         1,071,188     2.5%
 1,000,000   Federal Home Loan Bank, 5.000%,
               due 09/01/10                                 1,065,419     2.5%
 1,000,000   United Technologies Corporation,
               6.350%, due 03/01/11                         1,057,348     2.4%
 1,000,000   Praxair, Inc., 6.375%, due 04/01/12            1,049,041     2.4%
 1,000,000   Kellogg Company, 6.600%, due 04/01/11          1,046,599     2.4%

*  Excludes cash equivalents.

ASSET ALLOCATION (UNAUDITED)
================================================================================
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
U.S. Treasuries .....................................................     9.7%
U.S. Government Agencies ............................................    15.0%

CORPORATE BONDS
SECTOR
------
Consumer Discretionary ..............................................     2.3%
Consumer Staples ....................................................     6.1%
Financials ..........................................................     6.4%
Health Care .........................................................     2.3%
Industrials .........................................................    22.6%
Utilities ...........................................................     6.8%

COMMON STOCKS
SECTOR
------
Consumer Discretionary ..............................................     7.1%
Consumer Staples ....................................................     1.4%
Financials ..........................................................     3.0%
Industrials .........................................................     2.9%
Information Technology ..............................................     0.9%
Materials ...........................................................     1.2%
Utilities ...........................................................     2.1%

Cash Equivalents, Other Assets and Liabilities ......................    10.2%
                                                                        ------
                                                                        100.0%
                                                                        ======

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
======================================================================================
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 24.7%                                   PAR VALUE   MARKET VALUE
--------------------------------------------------------------------------------------
U.S. TREASURIES -- 9.7%
U.S. Treasury Note, 1.750%, due 11/15/11 .................   $1,000,000   $  1,022,810
U.S. Treasury Inflation-Protection Notes,
   2.500%, due 07/15/16 ..................................    2,145,500      2,128,570
U.S. Treasury Inflation-Protection Notes,
   2.625%, due 07/15/17 ..................................    1,045,300      1,071,188
                                                                          ------------
                                                                             4,222,568
                                                                          ------------
U.S. GOVERNMENT AGENCIES -- 15.0%
Federal Farm Credit Bank, 4.480%, due 08/24/12 ...........    1,000,000      1,082,292
Federal Farm Credit Bank, 4.600%, due 12/27/12 ...........    1,000,000      1,081,193
Federal Farm Credit Bank, 4.500%, due 01/22/15 ...........    1,000,000      1,104,453
Federal Home Loan Bank, 5.000%, due 09/01/10 .............    1,000,000      1,065,419
Federal Home Loan Bank, 4.050%, due 11/26/13 .............      500,000        513,899
Private Export Funding Corporation, 5.685%, due 05/15/12..    1,500,000      1,682,507
                                                                          ------------
                                                                             6,529,763
                                                                          ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $10,418,271).....................................                $ 10,752,331
                                                                          ------------

======================================================================================
CORPORATE BONDS -- 46.5%                                      PAR VALUE   MARKET VALUE
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.3%
   Stanley Works (The), 5.000%, due 03/15/10 .............   $1,000,000   $    995,499
                                                                          ------------

CONSUMER STAPLES -- 6.1%
   Hormel Foods Corporation, 6.625%, due 06/01/11 ........      600,000        620,018
   Kellogg Company, 6.600%, due 04/01/11 .................    1,000,000      1,046,599
   Sysco Corporation, 4.200%, due 02/12/13 ...............    1,000,000        996,242
                                                                          ------------
                                                                             2,662,859
                                                                          ------------
FINANCIALS -- 6.4%
   BB&T Corporation, 4.750%, due 10/01/12 ................    1,000,000        951,879
   Caterpillar Financial Services Corporation,
     4.750%, due 02/17/15 ................................    1,000,000        921,997
   Marshall & Ilsley Bank, 5.250%, due 09/04/12 ..........    1,000,000        898,994
                                                                          ------------
                                                                             2,772,870
                                                                          ------------
HEALTH CARE -- 2.3%
   Becton, Dickinson & Company, 4.550%, due 04/15/13 .....    1,000,000        973,431
                                                                          ------------

INDUSTRIALS -- 22.6%
   Apache Corporation, 5.625%, due 01/15/17 ..............    1,000,000      1,006,716
   Burlington Northern Santa Fe Corporation,
     5.720%, due 01/15/24 ................................    1,047,081      1,020,181
   Cooper U.S., Inc., 5.450%, due 04/01/15 ...............    1,000,000      1,010,849
   Dover Corporation, 6.500%, due 02/15/11 ...............    1,000,000      1,022,220
   Halliburton Company, 5.500%, due 10/15/10 .............    1,000,000      1,021,381

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
======================================================================================
CORPORATE BONDS -- 46.5% (CONTINUED)                          PAR VALUE   MARKET VALUE
--------------------------------------------------------------------------------------
INDUSTRIALS -- 22.6% (CONTINUED)
   Johnson Controls, Inc., 5.500%, due 01/15/16 ..........   $  500,000   $    387,469
   Masco Corporation, 5.875%, due 07/15/12 ...............    1,000,000        819,994
   PPG Industries, Inc., 6.650%, due 03/15/18 ............    1,000,000        985,056
   Praxair, Inc., 6.375%, due 04/01/12 ...................    1,000,000      1,049,041
   R.R. Donnelley & Sons Company, 4.950%, due 05/15/10 ...      500,000        449,696
   United Technologies Corporation, 6.350%, due 03/01/11 .    1,000,000      1,057,348
                                                                          ------------
                                                                             9,829,951
                                                                          ------------
UTILITIES -- 6.8%
   FPL Group Capital, Inc., 5.625%, due 09/01/11 .........    1,000,000      1,014,110
   National Rural Utilities Cooperative Finance
     Corporation, 4.750%, due 03/01/14 ...................    1,000,000        928,581
   Southern Power Company, 6.250%, due 07/15/12 ..........    1,000,000      1,022,210
                                                                          ------------
                                                                             2,964,901
                                                                          ------------

TOTAL CORPORATE BONDS (Cost $21,096,279)..................                $ 20,199,511
                                                                          ------------

================================================================================
COMMON STOCKS -- 18.6%                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.1%
   AUTOMOBILES -- 0.8%
   Harley-Davidson, Inc. ..........................       20,000   $    339,400
                                                                   ------------

   DISTRIBUTORS -- 1.3%
   Genuine Parts Company ..........................       15,000        567,900
                                                                   ------------

   HOUSEHOLD DURABLES -- 1.6%
   Leggett & Platt, Inc. ..........................       20,000        303,800
   Newell Rubbermaid Inc. .........................       12,500        122,250
   Stanley Works (The) ............................        8,000        272,800
                                                                   ------------
                                                                        698,850
                                                                   ------------
   SPECIALTY RETAIL -- 2.1%
   Ross Stores, Inc. ..............................       15,000        445,950
   Sherwin-Williams Company (The) .................        8,000        478,000
                                                                   ------------
                                                                        923,950
                                                                   ------------
   TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
   VF Corporation .................................       10,000        547,700
                                                                   ------------

CONSUMER STAPLES -- 1.4%
   FOOD & STAPLES RETAILING -- 0.9%
   Sysco Corporation ..............................       17,000        389,980
                                                                   ------------

   FOOD PRODUCTS -- 0.5%
   Kellogg Company ................................        5,000        219,250
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 18.6% (CONTINUED)                        SHARES    MARKET VALUE
--------------------------------------------------------------------------------
FINANCIALS -- 3.0%
   COMMERCIAL BANKS -- 1.2%
   BB&T Corporation ...............................       12,500   $    343,250
   Synovus Financial Corporation ..................       20,000        166,000
                                                                   ------------
                                                                        509,250
                                                                   ------------
   INSURANCE -- 1.8%
   Arthur J. Gallagher & Co. ......................       12,000        310,920
   Mercury General Corporation ....................       10,000        459,900
                                                                   ------------
                                                                        770,820
                                                                   ------------
INDUSTRIALS -- 2.9%
   COMMERCIAL SERVICES & SUPPLIES -- 0.6%
   R.R. Donnelley & Sons Company ..................       20,000        271,600
                                                                   ------------

   MACHINERY -- 1.6%
   Caterpillar Inc. ...............................       15,000        670,050
                                                                   ------------

   TRADING COMPANIES & DISTRIBUTORS -- 0.7%
   W.W. Grainger, Inc. ............................        4,000        315,360
                                                                   ------------

INFORMATION TECHNOLOGY -- 0.9%
   IT SERVICES -- 0.9%
   Paychex, Inc. ..................................       15,000        394,200
                                                                   ------------

MATERIALS -- 1.2%
   CHEMICALS -- 1.2%
   RPM International, Inc. ........................       40,000        531,600
                                                                   ------------

UTILITIES -- 2.1%
   ELECTRIC UTILITIES -- 0.8%
   Southern Company (The) .........................       10,000        370,000
                                                                   ------------

   MULTI-UTILITIES -- 1.3%
   NSTAR ..........................................       15,000        547,350
                                                                   ------------

TOTAL COMMON STOCKS (Cost $9,230,344) .............                $  8,067,260
                                                                   ------------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 9.3%                                SHARES    MARKET VALUE
--------------------------------------------------------------------------------
Federated Government Obligations Tax-Managed Fund -
   Institutional Shares, 1.13% (a) ................    2,053,513   $  2,053,513
Federated U.S. Treasury Cash Reserve Fund -
   Institutional Shares, 0.38% (a) ................    2,005,427      2,005,427
                                                                   ------------
Total Money Market Funds (Cost $4,058,940) ........                $  4,058,940
                                                                   ------------

TOTAL INVESTMENTS AT MARKET VALUE -- 99.1%
   (Cost $44,803,834) .............................                $ 43,078,042

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9% .....                     378,275
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 43,456,317
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008
=============================================================================================================================
                                                  AVE MARIA       AVE MARIA       AVE MARIA       AVE MARIA
                                                   CATHOLIC         GROWTH          RISING       OPPORTUNITY      AVE MARIA
                                                 VALUES FUND         FUND       DIVIDEND FUND        FUND         BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost ..........................   $181,573,029    $100,635,890    $ 81,407,833    $ 10,527,519    $ 44,803,834
                                                 ============    ============    ============    ============    ============
  At market value (Note 1) ...................   $133,265,770    $ 83,966,770    $ 66,867,609    $  9,906,947    $ 43,078,042
Receivable for capital shares sold ...........         89,772         163,282         233,212           8,980          25,018
Receivable for investment securities sold ....        568,075              --              --         306,369              --
Receivable from Adviser (Note 2) .............             --              --              --           3,780             469
Dividends and interest receivable ............        228,505         116,248         161,000           5,438         505,986
Other assets .................................         24,077          20,209          15,490           8,854          11,986
                                                 ------------    ------------    ------------    ------------    ------------
  TOTAL ASSETS ...............................    134,176,199      84,266,509      67,277,311      10,240,368      43,621,501
                                                 ------------    ------------    ------------    ------------    ------------

LIABILITIES
Payable for investment securities purchased ..        903,058              --              --         357,843              --
Payable for capital shares redeemed ..........         85,984         140,595          22,804           7,457          93,340
Payable to Adviser (Note 2) ..................        303,405         167,872         121,738              --              --
Payable to administrator (Note 2) ............         15,900           9,900           7,900           4,000           4,000
Accrued distribution fees (Note 2) ...........         15,576          10,100              --              --          44,678
Other accrued expenses and liabilities .......         38,578          27,027          22,826          11,914          23,166
                                                 ------------    ------------    ------------    ------------    ------------
  TOTAL LIABILITIES ..........................      1,362,501         355,494         175,268         381,214         165,184
                                                 ------------    ------------    ------------    ------------    ------------
NET ASSETS ...................................   $132,813,698    $ 83,911,015    $ 67,102,043    $  9,859,154    $ 43,456,317
                                                 ============    ============    ============    ============    ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................   $186,189,966    $100,773,995    $ 85,983,875    $ 15,661,386    $ 45,251,599
Undistributed net investment income ..........             --              --          21,707              94           3,365
Accumulated net realized losses from
  security transactions ......................     (5,069,009)       (193,860)     (4,363,315)     (5,181,754)        (72,855)
Net unrealized depreciation on investments ...    (48,307,259)    (16,669,120)    (14,540,224)       (620,572)     (1,725,792)
                                                 ------------    ------------    ------------    ------------    ------------

NET ASSETS ...................................   $132,813,698    $ 83,911,015    $ 67,102,043    $  9,859,154    $ 43,456,317
                                                 ============    ============    ============    ============    ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ..............................     13,407,584       6,525,329       7,693,770       1,524,931
                                                 ============    ============    ============    ============

Net asset value, offering price and redemption
  price per share (Note 1) ...................   $       9.91    $      12.86    $       8.72    $       6.47
                                                 ============    ============    ============    ============

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ......                                                                   $  5,320,791
                                                                                                                 ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ..............................                                                                        542,755
                                                                                                                 ============
Net asset value, offering price and redemption
  price per share (Note 1) ...................                                                                   $       9.80
                                                                                                                 ============

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares ......                                                                   $ 38,135,526
                                                                                                                 ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ..............................                                                                      3,895,599
                                                                                                                 ============
Net asset value, offering price and redemption
  price per share (Note 1) ...................                                                                   $       9.79
                                                                                                                 ============

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
===============================================================================================================================
                                                    AVE MARIA      AVE MARIA       AVE MARIA       AVE MARIA
                                                     CATHOLIC        GROWTH          RISING       OPPORTUNITY       AVE MARIA
                                                   VALUES FUND        FUND       DIVIDEND FUND        FUND          BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend ....................................   $  2,898,154    $  1,213,847    $  1,907,999    $    193,232*    $    418,341
  Interest ....................................             --              --             360          12,997        1,604,918
                                                  ------------    ------------    ------------    ------------     ------------
    TOTAL INCOME ..............................      2,898,154       1,213,847       1,908,359         206,229        2,023,259
                                                  ------------    ------------    ------------    ------------     ------------
EXPENSES
  Investment advisory fees (Note 2) ...........      1,970,722       1,052,179         557,988         133,776          142,678
  Shareholder servicing fees (Note 2) .........        492,681         263,045              --              --               --
  Shareholder servicing fees - Class R (Note 2)             --              --              --              --           78,995
  Administration, accounting and
    transfer agent fees (Note 2) ..............        296,172         158,157         111,772          48,000           49,369
  Postage and supplies ........................         92,138          55,536          36,424          14,508           20,679
  Legal and audit fees ........................         52,836          37,533          36,843          23,202           30,237
  Trustees' fees and expenses .................         28,506          28,506          28,506          28,506           28,506
  Registration fees - Common ..................          8,893          28,568          24,348          22,270           17,727
  Registration fees - Class I .................             --              --              --              --              865
  Registration fees - Class R .................             --              --              --              --            5,697
  Custodian and bank service fees .............         21,881          15,199           8,878          11,561            7,272
  Advisory board fees and expenses ............          8,723           8,723           8,723           8,723            8,723
  Insurance expense ...........................         17,666           8,733           6,956           1,893            4,196
  Compliance service fees
    and expenses (Note 2) .....................         10,266           5,794           4,244             900            2,748
  Other expenses ..............................         37,124          20,322          32,068          12,258           18,566
                                                  ------------    ------------    ------------    ------------     ------------
    TOTAL EXPENSES ............................      3,037,608       1,682,295         856,750         305,597          416,258
  Less fees waived and/or expenses
    reimbursed by the Adviser (Note 2):
    Common ....................................        (81,529)       (104,027)             --        (138,377)        (138,241)
    Class I ...................................             --              --              --              --             (865)
                                                  ------------    ------------    ------------    ------------     ------------
    NET EXPENSES ..............................      2,956,079       1,578,268         856,750         167,220          277,152
                                                  ------------    ------------    ------------    ------------     ------------

NET INVESTMENT INCOME/(LOSS) ..................        (57,925)       (364,421)      1,051,609          39,009        1,746,107
                                                  ------------    ------------    ------------    ------------     ------------
REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS
Net realized losses from security transactions      (4,633,168)       (193,860)     (4,231,278)     (4,387,342)         (72,855)
Net increase from payment by Adviser due to
  the disposal of investments in violation of
  investment restrictions (Note 2) ............         71,643              --              --              --               --
Net change in unrealized appreciation/
  (depreciation) on investments ...............    (79,456,983)    (38,479,379)    (15,273,537)       (458,586)      (1,831,706)
                                                  ------------    ------------    ------------    ------------     ------------
NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS .......................    (84,018,508)    (38,673,239)    (19,504,815)     (4,845,928)      (1,904,561)
                                                  ------------    ------------    ------------    ------------     ------------
NET DECREASE IN NET
  ASSETS FROM OPERATIONS ......................   $(84,076,433)   $(39,037,660)   $(18,453,206)   $ (4,806,919)    $   (158,454)
                                                  ============    ============    ============    ============     ============

*     Net of foreign tax of $4,140.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                                                             YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
                                                                             2008            2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income/(loss) ......................................   $    (57,925)   $     45,199
   Net realized gains/(losses) from security transactions ............     (4,633,168)      2,169,395
   Net increase from payment by Adviser due to the disposal
      of investments in violation of investment restrictions (Note 2)          71,643         176,249
   Net change in unrealized appreciation/(depreciation) on investments    (79,456,983)    (13,218,975)
                                                                         ------------    ------------
Net decrease in net assets from operations ...........................    (84,076,433)    (10,828,132)
                                                                         ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................             --         (53,179)
   From net realized gains on investments ............................       (153,313)     (2,073,963)
                                                                         ------------    ------------
Decrease in net assets from distributions to shareholders ............       (153,313)     (2,127,142)
                                                                         ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................     18,369,650      51,156,753
   Reinvestment of distributions to shareholders .....................        142,924       1,945,841
   Payments for shares redeemed ......................................    (48,664,576)    (50,963,533)
                                                                         ------------    ------------
Net increase/(decrease) in net assets from capital share transactions     (30,152,002)      2,139,061
                                                                         ------------    ------------

TOTAL DECREASE IN NET ASSETS .........................................   (114,381,748)    (10,816,213)

NET ASSETS
   Beginning of year .................................................    247,195,446     258,011,659
                                                                         ------------    ------------
   End of year .......................................................   $132,813,698    $247,195,446
                                                                         ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ..................................   $         --    $         --
                                                                         ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................      1,362,273       2,963,771
   Shares issued in reinvestment of distributions to shareholders ....         10,115         123,155
   Shares redeemed ...................................................     (3,706,955)     (2,985,874)
                                                                         ------------    ------------
   Net increase/(decrease) in shares outstanding .....................     (2,334,567)        101,052
   Shares outstanding, beginning of year .............................     15,742,151      15,641,099
                                                                         ------------    ------------
   Shares outstanding, end of year ...................................     13,407,584      15,742,151
                                                                         ============    ============

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                                                             YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
                                                                             2008            2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ...............................................   $   (364,421)   $   (579,287)
   Net realized gains/(losses) from security transactions ............       (193,860)      1,884,422
   Net change in unrealized appreciation/(depreciation) on investments    (38,479,379)      9,682,834
                                                                         ------------    ------------
Net increase/(decrease) in net assets from operations ................    (39,037,660)     10,987,969
                                                                         ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains on investments ............................             --      (1,717,378)
                                                                         ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................     33,334,414      37,125,655
   Reinvestment of distributions to shareholders .....................             --       1,588,147
   Payments for shares redeemed ......................................    (27,123,013)    (16,457,823)
                                                                         ------------    ------------
Net increase in net assets from capital share transactions ...........      6,211,401      22,255,979
                                                                         ------------    ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................    (32,826,259)     31,526,570

NET ASSETS
   Beginning of year .................................................    116,737,274      85,210,704
                                                                         ------------    ------------
   End of year .......................................................   $ 83,911,015    $116,737,274
                                                                         ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ..................................   $         --    $         --
                                                                         ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................      2,116,103       2,016,293
   Shares issued in reinvestment of distributions to shareholders ....             --          83,105
   Shares redeemed ...................................................     (1,753,216)       (886,636)
                                                                         ------------    ------------
   Net increase in shares outstanding ................................        362,887       1,212,762
   Shares outstanding, beginning of year .............................      6,162,442       4,949,680
                                                                         ------------    ------------
   Shares outstanding, end of year ...................................      6,525,329       6,162,442
                                                                         ============    ============

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                                                             YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
                                                                             2008            2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $  1,051,609    $  1,003,761
   Net realized gains/(losses) from security transactions ............     (4,231,278)      2,240,936
   Net change in unrealized appreciation/(depreciation) on investments    (15,273,537)     (2,669,327)
                                                                         ------------    ------------
Net increase/(decrease) in net assets from operations ................    (18,453,206)        575,370
                                                                         ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................     (1,048,615)     (1,003,175)
   From net realized gains on investments ............................       (528,113)     (2,241,008)
                                                                         ------------    ------------
Decrease in net assets from distributions to shareholders ............     (1,576,728)     (3,244,183)
                                                                         ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Net assets received in conjunction with fund merger (Note 1) ......             --      46,890,726
   Proceeds from shares sold .........................................     22,389,244      19,866,356
   Reinvestment of distributions to shareholders .....................      1,171,143       2,409,951
   Payments for shares redeemed ......................................    (19,170,935)    (18,806,800)
                                                                         ------------    ------------
Net increase in net assets from capital share transactions ...........      4,389,452      50,360,233
                                                                         ------------    ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................    (15,640,482)     47,691,420

NET ASSETS
   Beginning of year .................................................     82,742,525      35,051,105
                                                                         ------------    ------------
   End of year .......................................................   $ 67,102,043    $ 82,742,525
                                                                         ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ..................................   $     21,707    $        586
                                                                         ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares issued in conjunction with fund merger (Note 1) ............             --       3,770,256
   Shares sold .......................................................      2,208,872       1,809,315
   Shares issued in reinvestment of distributions to shareholders ....        114,033         204,522
   Shares redeemed ...................................................     (1,796,967)     (1,518,764)
                                                                         ------------    ------------
   Net increase in shares outstanding ................................        525,938       4,265,329
   Shares outstanding, beginning of year .............................      7,167,832       2,902,503
                                                                         ------------    ------------
   Shares outstanding, end of year ...................................      7,693,770       7,167,832
                                                                         ============    ============

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
=====================================================================================================
                                                                             YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
                                                                             2008            2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $     39,009    $    134,119
   Net realized losses from security transactions ....................     (4,387,342)       (763,976)
   Net change in unrealized appreciation/(depreciation) on investments       (458,586)     (1,185,767)
                                                                         ------------    ------------
Net decrease in net assets from operations ...........................     (4,806,919)     (1,815,624)
                                                                         ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ........................................        (38,915)       (134,519)
                                                                         ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .........................................      4,469,008       8,423,798
   Reinvestment of distributions to shareholders .....................         28,483          60,986
   Payments for shares redeemed ......................................     (7,955,976)     (6,085,594)
                                                                         ------------    ------------
Net increase/(decrease) in net assets from capital share transactions      (3,458,485)      2,399,190
                                                                         ------------    ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................     (8,304,319)        449,047

NET ASSETS
   Beginning of year .................................................     18,163,473      17,714,426
                                                                         ------------    ------------
   End of year .......................................................   $  9,859,154    $ 18,163,473
                                                                         ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ..................................   $         94    $         --
                                                                         ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .......................................................        533,134         778,095
   Shares issued in reinvestment of distributions to shareholders ....          4,501           6,346
   Shares redeemed ...................................................       (909,010)       (567,589)
                                                                         ------------    ------------
   Net increase/(decrease) in shares outstanding .....................       (371,375)        216,852
   Shares outstanding, beginning of year .............................      1,896,306       1,679,454
                                                                         ------------    ------------
   Shares outstanding, end of year ...................................      1,524,931       1,896,306
                                                                         ============    ============

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================
                                                                             YEAR            YEAR
                                                                            ENDED           ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
                                                                             2008            2007
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .............................................   $  1,746,107    $  1,623,495
   Net realized gains/(losses) from security transactions ............        (72,855)        967,612
   Net change in unrealized appreciation/(depreciation) on investments     (1,831,706)       (568,779)
                                                                         ------------    ------------
Net increase/(decrease) in net assets from operations ................       (158,454)      2,022,328
                                                                         ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Class I ...............................       (299,506)       (571,441)
   From net investment income, Class R ...............................     (1,442,217)     (1,061,024)
   From net realized gains on investments, Class I ...................             (8)       (221,533)
   From net realized gains on investments, Class R ...................            (56)       (746,173)
                                                                         ------------    ------------
Decrease in net assets from distributions to shareholders ............     (1,741,787)     (2,600,171)
                                                                         ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS I
   Proceeds from shares sold .........................................        285,969         164,508
   Payments for shares redeemed ......................................     (4,674,138)     (8,035,904)
                                                                         ------------    ------------
Net decrease in net assets from Class I capital share transactions ...     (4,388,169)     (7,871,396)
                                                                         ------------    ------------
CLASS R
   Proceeds from shares sold .........................................     17,577,292      15,304,038
   Reinvestment of distributions to shareholders .....................      1,180,871       1,548,186
   Payments for shares redeemed ......................................    (13,110,054)     (5,568,193)
                                                                         ------------    ------------
Net increase in net assets from Class R capital share transactions ...      5,648,109      11,284,031
                                                                         ------------    ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS ..............................       (640,301)      2,834,792

NET ASSETS
   Beginning of year .................................................     44,096,618      41,261,826
                                                                         ------------    ------------
   End of year .......................................................   $ 43,456,317    $ 44,096,618
                                                                         ============    ============
UNDISTRIBUTED/(DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME .............................................   $      3,365    $     (1,019)
                                                                         ============    ============
SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
   Shares sold .......................................................         29,479          16,013
   Shares redeemed ...................................................       (465,227)       (779,366)
                                                                         ------------    ------------
   Net decrease in shares outstanding ................................       (435,748)       (763,353)
   Shares outstanding, beginning of year .............................        978,503       1,741,856
                                                                         ------------    ------------
   Shares outstanding, end of year ...................................        542,755         978,503
                                                                         ============    ============
CLASS R
   Shares sold .......................................................      1,741,662       1,483,843
   Shares issued in reinvestment of distributions to shareholders ....        118,040         151,631
   Shares redeemed ...................................................     (1,340,176)       (540,087)
                                                                         ------------    ------------
   Net increase in shares outstanding ................................        519,526       1,095,387
   Shares outstanding, beginning of year .............................      3,376,073       2,280,686
                                                                         ------------    ------------
   Shares outstanding, end of year ...................................      3,895,599       3,376,073
                                                                         ============    ============

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2008           2007           2006           2005           2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    15.70     $    16.50     $    15.06     $    14.62     $    12.75
                                             ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income/(loss) ..........         (0.00)(a)       0.00(a)       (0.04)         (0.04)         (0.05)
  Net realized and unrealized gains/(losses)
     on investments .....................         (5.78)         (0.67)          2.18           0.89           2.61
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         (5.78)         (0.67)          2.14           0.85           2.56
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ............            --          (0.00)(a)         --             --             --
  From net realized gains on investments          (0.01)         (0.13)         (0.70)         (0.41)         (0.69)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions .....................         (0.01)         (0.13)         (0.70)         (0.41)         (0.69)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........    $     9.91     $    15.70     $    16.50     $    15.06     $    14.62
                                             ==========     ==========     ==========     ==========     ==========

Total return (b) ........................        (36.8%)(c)      (4.0%)(c)      14.2%           5.8%          20.1%
                                             ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of year (000's) .......    $  132,814     $  247,195     $  258,012     $  246,375     $  248,070
                                             ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
  average net assets (d) ................         1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of net investment income/(loss)
  to average net assets .................        (0.03%)         0.03%         (0.23%)        (0.28%)        (0.44%)

Portfolio turnover rate .................           53%            52%            59%            61%            34%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively (Note 2).

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.54%, 1.52%, 1.51% and 1.52% for the years ended December 31, 2008, 2006, 2005 and 2004, respectively.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2008           2007           2006           2005           2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    18.94     $    17.22     $    15.00     $    14.99     $    12.34
                                             ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment loss ...................         (0.06)         (0.09)         (0.04)         (0.05)         (0.03)
  Net realized and unrealized
    gains/(losses) on investments .......         (6.02)          2.09           2.40           0.10           2.68
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         (6.08)          2.00           2.36           0.05           2.65
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net realized gains on investments             --          (0.28)         (0.14)         (0.04)            --
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........    $    12.86     $    18.94     $    17.22     $    15.00     $    14.99
                                             ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        (32.1%)         11.6%          15.8%           0.3%          21.5%
                                             ==========     ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of year (000's) .......    $   83,911     $  116,737     $   85,211     $   63,561     $   51,574
                                             ==========     ==========     ==========     ==========     ==========
Ratio of net expenses to
   average net assets (b) ...............         1.50%          1.50%          1.50%          1.50%          1.50%

Ratio of net investment loss
  to average net assets .................        (0.35%)        (0.55%)        (0.30%)        (0.34%)        (0.29%)

Portfolio turnover rate .................           22%             9%            13%            29%             3%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.60%, 1.56%, 1.62%, 1.64% and 1.79% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=====================================================================================================
                                                YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2008           2007           2006          2005(a)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $    11.54     $    12.08     $    10.59     $    10.00
                                             ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income .................          0.15           0.16           0.14           0.08
  Net realized and unrealized gains/
    (losses) on investments .............         (2.74)         (0.22)          1.75           0.59
                                             ----------     ----------     ----------     ----------
Total from investment operations ........         (2.59)         (0.06)          1.89           0.67
                                             ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ............         (0.15)         (0.16)         (0.14)         (0.08)
  From net realized gains on investments          (0.08)         (0.32)         (0.26)         (0.00)(b)
                                             ----------     ----------     ----------     ----------
Total distributions .....................         (0.23)         (0.48)         (0.40)         (0.08)
                                             ----------     ----------     ----------     ----------

Net asset value at end of period ........    $     8.72     $    11.54     $    12.08     $    10.59
                                             ==========     ==========     ==========     ==========

Total return (c) ........................        (22.8%)         (0.6%)         17.9%           6.7%(d)
                                             ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) .....    $   67,102     $   82,743     $   35,051     $   25,243
                                             ==========     ==========     ==========     ==========
Ratio of net expenses to
   average net assets (e) ...............         1.15%          1.14%          1.25%          1.24%(f)

Ratio of net investment income
  to average net assets .................         1.41%          1.26%          1.23%          1.19%(f)

Portfolio turnover rate .................           39%            41%            65%            21%(f)

(a) Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)   Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=====================================================================================
                                                YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2008           2007         2006 (a)
--------------------------------------------------------------------------------------
Net asset value at beginning of period ..    $     9.58     $    10.55     $    10.00
                                             ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income .................          0.03           0.07           0.06
  Net realized and unrealized gains/
     (losses) on investments ............         (3.11)         (0.97)          0.77
                                             ----------     ----------     ----------
Total from investment operations ........         (3.08)         (0.90)          0.83
                                             ----------     ----------     ----------
Less distributions:
  From net investment income ............         (0.03)         (0.07)         (0.06)
  From net realized gains on investments             --             --          (0.22)
                                             ----------     ----------     ----------
Total distributions .....................         (0.03)         (0.07)         (0.28)
                                             ----------     ----------     ----------

Net asset value at end of period ........    $     6.47     $     9.58     $    10.55
                                             ==========     ==========     ==========

Total return (b) ........................        (32.2%)         (8.5%)          8.3%(c)
                                             ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of period (000's) .....    $    9,859     $   18,163     $   17,714
                                             ==========     ==========     ==========
Ratio of net expenses to
   average net assets (d) ...............         1.25%          1.25%          1.24%(e)

Ratio of net investment income
   to average net assets ................         0.29%          0.66%          0.84%(e)

Portfolio turnover rate .................          276%           126%           102%(e)

(a) Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.29%, 1.80% and 1.90%(e) for the periods ended December 31, 2008, 2007 and 2006, respectively.

(e)   Annualized.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2008           2007           2006           2005           2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.14     $    10.26     $    10.10     $    10.29     $    10.09
                                             ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income .................          0.38           0.41           0.38           0.33           0.28
  Net realized and unrealized gains/
    (losses) on investments .............         (0.34)          0.11           0.23          (0.15)          0.27
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          0.04           0.52           0.61           0.18           0.55
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ............         (0.38)         (0.41)         (0.38)         (0.33)         (0.28)
  From net realized gains on investments          (0.00)(a)      (0.23)         (0.07)         (0.04)         (0.07)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions .....................         (0.38)         (0.64)         (0.45)         (0.37)         (0.35)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........    $     9.80     $    10.14     $    10.26     $    10.10     $    10.29
                                             ==========     ==========     ==========     ==========     ==========

Total return (b) ........................          0.4%           5.1%           6.2%           1.8%           5.5%
                                             ==========     ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Net assets at end of year (000's) .......    $    5,321     $    9,919     $   17,880     $   48,115     $   32,458
                                             ==========     ==========     ==========     ==========     ==========
Ratio of net expenses to
  average net assets (c) ................         0.40%          0.37%          0.30%          0.30%          0.30%

Ratio of net investment income
  to average net assets .................         3.85%          3.96%          3.67%          3.32%          2.77%

Portfolio turnover rate .................           63%            45%            21%            22%            47%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.70%, 0.68%, 0.65%, 0.61% and 0.72% for the years ended December 31,
      2008, 2007, 2006, 2005 and 2004, respectively.

See notes to financial statements.

AVE MARIA BOND FUND - CLASS R
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2008           2007           2006           2005           2004
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.12     $    10.25     $    10.08     $    10.28     $    10.09
                                             ----------     ----------     ----------     ----------     ----------
Income/(loss) from investment operations:
  Net investment income .................          0.36           0.38           0.35           0.30           0.24
  Net realized and unrealized gains/
    (losses) on investments .............         (0.33)          0.10           0.24          (0.16)          0.26
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          0.03           0.48           0.59           0.14           0.50
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
  From net investment income ............         (0.36)         (0.38)         (0.35)         (0.30)         (0.24)
  From net realized gains on investments          (0.00)(a)      (0.23)         (0.07)         (0.04)         (0.07)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions .....................         (0.36)         (0.61)         (0.42)         (0.34)         (0.31)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........    $     9.79     $    10.12     $    10.25     $    10.08     $    10.28
                                             ==========     ==========     ==========     ==========     ==========

Total return (b) ........................          0.3%           4.8%           6.0%           1.4%           5.1%
                                             ==========     ==========     ==========     ==========     ==========

Ratios/Supplementary Data:
Net assets at end of year (000's) .......    $   38,136     $   34,178     $   23,382     $   16,839     $    6,491
                                             ==========     ==========     ==========     ==========     ==========
Ratio of net expenses to
   average net assets (c) ...............         0.62%          0.65%          0.60%          0.61%          0.70%

Ratio of net investment income
  to average net assets .................         3.63%          3.69%          3.37%          3.01%          2.37%

Portfolio turnover rate .................           63%            45%            21%            22%            47%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.91%, 0.96%, 0.94%, 0.92% and 1.31% for the years ended December 31,
      2008, 2007, 2006, 2005 and 2004, respectively.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
================================================================================

1.    SIGNIFICANT ACCOUNTING POLICIES

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund (collectively, the "Funds") are each a diversified series of the Schwartz Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Funds' Prospectus for information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (1) Class R bears the expenses of higher distribution fees; (2) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require an initial investment of $10 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

On March 30, 2007, the Ave Maria Rising Dividend Fund consummated a tax-free merger with the Catholic Equity Fund. Pursuant to the terms of the agreement governing the merger, each share of Class A, Class D and Class I shares of the Catholic Equity Fund was converted into an equivalent dollar amount of shares of the Ave Maria Rising Dividend Fund, based on the net asset value of the Ave Maria Rising Dividend Fund ($12.44) and the net asset values of Class A, Class D and Class I shares of the Catholic Equity Fund ($10.07, $9.44 and $10.07, respectively) as of March 30, 2007, resulting in conversion ratios of 0.809762,
0.758704 and 0.810035 shares of the Ave Maria Rising Dividend Fund for each share of Class A, Class D and Class I shares of the Catholic Equity Fund, respectively. The Ave Maria Rising Dividend Fund thus issued 3,770,256 shares to shareholders of the Catholic Equity Fund. Net assets of the Ave Maria Rising Dividend Fund and the Catholic Equity Fund as of the merger date were $41,688,158 and $46,890,726, including unrealized appreciation of $4,422,856 and $3,015,886, respectively. In addition, the Catholic Equity Fund's net assets included accumulated realized losses of $784,039. Total net assets immediately after the merger were $88,578,884.

The following is a summary of significant  accounting  policies  followed by the
Funds:

      (a) VALUATION OF INVESTMENTS - Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      Various  inputs  are  used  in  determining   the  value  of  each  Fund's
      investments. These inputs are summarized in the three broad levels listed below:

            o Level 1 - quoted prices in active markets for identical securities

            o     Level 2 - other significant observable inputs

            o     Level 3 - significant unobservable inputs

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      As of December 31, 2008, all of the inputs used to value the investments of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund were Level 1.

      The following is a summary of the inputs used to value the Ave Maria Bond Fund's investments as of December 31, 2008:
      --------------------------------------------------------------------------
                                                                  AVE MARIA
      VALUATION INPUTS                                            BOND FUND
      --------------------------------------------------------------------------
      Level 1 - Quoted Prices...............................     $12,126,200
      Level 2 - Other Significant Observable Inputs               30,951,842
                                                                 -----------
      Total.................................................     $43,078,042
                                                                 ===========
      --------------------------------------------------------------------------

      (b) INCOME TAXES - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

      The following information is computed on a tax basis for each item as of December 31, 2008:

      -----------------------------------------------------------------------------------------------------------------
                                        AVE MARIA        AVE MARIA         AVE MARIA        AVE MARIA
                                         CATHOLIC         GROWTH             RISING        OPPORTUNITY       AVE MARIA
                                       VALUES FUND         FUND          DIVIDEND FUND         FUND          BOND FUND
      -----------------------------------------------------------------------------------------------------------------
      Undistributed ordinary income    $         --     $         --     $     21,707     $         94     $      3,365
      Capital loss carryforward. ..      (1,636,432)         (16,221)      (4,336,109)      (5,147,914)         (45,002)
      Net unrealized depreciation .     (51,739,836)     (16,846,759)     (14,567,430)        (654,412)      (1,753,645)
                                       ------------     ------------     ------------     ------------     ------------
      Accumulated deficit .........    $(53,376,268)    $(16,862,980)    $(18,881,832)    $ (5,802,232)    $ (1,795,282)
                                       ============     ============     ============     ============     ============
      -----------------------------------------------------------------------------------------------------------------

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      As of December 31, 2008, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in the merger with the Catholic Equity Fund of $114,291, of which $108,803 expires September 30, 2009 and $5,488 expires September 30, 2010. As of December 31, 2008, the Funds had the following additional capital loss carryforwards for federal income tax purposes:

      ------------------------------------------------------------------------------------------
                              AVE MARIA      AVE MARIA    AVE MARIA     AVE MARIA
                              CATHOLIC        GROWTH       RISING      OPPORTUNITY     AVE MARIA
      EXPIRES DECEMBER 31,   VALUES FUND       FUND     DIVIDEND FUND      FUND        BOND FUND
      ------------------------------------------------------------------------------------------
      2015 ...............    $       --    $       --    $       --    $  777,264    $       --
      2016 ...............     1,636,432        16,221     4,221,818     4,370,650        45,002
                              ----------    ----------    ----------    ----------    ----------
                              $1,636,432    $   16,221    $4,221,818    $5,147,914    $   45,002
                              ==========    ==========    ==========    ==========    ==========
      ------------------------------------------------------------------------------------------

      These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      The following information is based upon the federal income tax cost of the investment securities as of December 31, 2008:

      ----------------------------------------------------------------------------------------------------------------------
                                          AVE MARIA         AVE MARIA        AVE MARIA         AVE MARIA
                                          CATHOLIC           GROWTH           RISING          OPPORTUNITY        AVE MARIA
                                         VALUES FUND          FUND         DIVIDEND FUND          FUND           BOND FUND
      ----------------------------------------------------------------------------------------------------------------------
      Gross unrealized appreciation    $   7,670,458     $   5,235,496     $   2,172,510     $     460,059     $     845,244
      Gross unrealized depreciation      (59,410,294)      (22,082,255)      (16,739,940)       (1,114,471)       (2,598,889)
                                       -------------     -------------     -------------     -------------     -------------
      Net unrealized depreciation .    $ (51,739,836)    $ (16,846,759)    $ (14,567,430)    $    (654,412)    $  (1,753,645)
                                       =============     =============     =============     =============     =============
      Federal income tax cost .....    $ 185,005,606     $ 100,813,529     $  81,435,039     $  10,561,359     $  44,831,687
                                       =============     =============     =============     =============     =============
      ----------------------------------------------------------------------------------------------------------------------

      The   difference   between  the  federal  income  tax  cost  of  portfolio
      investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

      For the year ended December 31, 2008, the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund reclassified $57,925 and 364,421, respectively, of net investment loss against paid-in capital. In addition, the Ave Maria Catholic Values Fund reclassified $451 of distributions in excess of net realized gains to paid-in capital. The Ave Maria Rising Dividend Fund reclassified $215,994 of accumulated net realized losses and $18,127 of net investment income against paid-in capital due to expenses that were non-deductible for tax purposes and the expiration of capital loss carryforwards, respectively. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and the income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

      FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on each Fund's tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

      (d) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

      --------------------------------------------------------------------------
                                         ORDINARY     LONG-TERM        TOTAL
      YEAR ENDED                          INCOME    CAPITAL GAINS  DISTRIBUTIONS
      --------------------------------------------------------------------------
      AVE MARIA CATHOLIC VALUES FUND:
        December 31, 2008 ...........   $       --    $  153,313    $  153,313
        December 31, 2007 ...........   $   53,179    $2,073,963    $2,127,142

      AVE MARIA GROWTH FUND:
        December 31, 2008 ...........   $       --    $       --    $       --
        December 31, 2007 ...........   $       --    $1,717,378    $1,717,378

      AVE MARIA RISING DIVIDEND FUND:
        December 31, 2008 ...........   $1,559,096    $   17,632    $1,576,728
        December 31, 2007 ...........   $1,707,552    $1,536,631    $3,244,183

      AVE MARIA OPPORTUNITY FUND:
        December 31, 2008 ...........   $   38,915    $       --    $   38,915
        December 31, 2007 ...........   $  134,519    $       --    $  134,519

      AVE MARIA BOND FUND - CLASS I:
        December 31, 2008 ...........   $  299,506    $        8    $  299,514
        December 31, 2007 ...........   $  604,319    $  188,655    $  792,974

      AVE MARIA BOND FUND - CLASS R:
        December 31, 2008 ...........   $1,442,217    $       56    $1,442,273
        December 31, 2007 ...........   $1,171,763    $  635,434    $1,807,197
      --------------------------------------------------------------------------

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      (e) REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund's policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

      (f) ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (g) COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.    INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the "Adviser"). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC ("Ultimus"), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the "Distributor"), the Funds' principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce advisory fees or reimburse a portion of operating expenses until at least May 1, 2010 so that: the net expenses of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.40%, respectively, of average daily net assets. For the year ended December 31, 2008, the Adviser waived investment advisory fees of $81,529 with

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

respect to the Ave Maria Catholic Values Fund; waived investment advisory fees of $104,027 with respect to the Ave Maria Growth Fund; waived investment advisory fees of $133,776 and reimbursed $4,601 of other operating expenses with respect to the Ave Maria Opportunity Fund; and waived investment advisory fees of $138,241 and reimbursed $865 of Class I expenses with respect to the Ave Maria Bond Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2008, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund ......................................   $122,222
Ave Maria Growth Fund ...............................................   $259,990
Ave Maria Opportunity Fund ..........................................   $322,456
Ave Maria Bond Fund .................................................   $450,855
--------------------------------------------------------------------------------
The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

--------------------------------------------------------------------------------
                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                           2009          2010           2011
--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund .......   $ 40,693      $     --       $ 81,529
Ave Maria Growth Fund ................   $ 90,617      $ 65,346       $104,027
Ave Maria Opportunity Fund ...........   $ 73,278      $110,801       $138,377
Ave Maria Bond Fund ..................   $177,978      $133,771       $139,106
--------------------------------------------------------------------------------

Additionally, during the years ended December 31, 2008 and 2007, the Adviser reimbursed $71,643 and $176,249, respectively, to the Ave Maria Catholic Values Fund for losses realized on the disposal of investments purchased in violation of investment restrictions.

The Chief Compliance Officer of the Trust (the "CCO") is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for any out-of-pocket expenses incurred for providing these services.

JLB & Associates, Inc. ("JLB") has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund's daily net assets. JLB agreed to reduce its sub-advisory fee, by means of a voluntary waiver, during the period from September 1, 2007 through April 30, 2008, to the annual rate of 0.25% of average daily net assets. JLB cannot recover from the Fund any such fee reductions.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder's account, and processes purchases and redemptions of each Fund's shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable by each Fund is subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund's exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows the Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). During the year ended December 31, 2008, the total expenses incurred pursuant to the Plan were $492,681, $263,045, and $78,995 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.

3.    INVESTMENT TRANSACTIONS

During the year ended December 31, 2008, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                AVE MARIA       AVE MARIA     AVE MARIA      AVE MARIA
                                                 CATHOLIC        GROWTH         RISING      OPPORTUNITY      AVE MARIA
                                               VALUES FUND        FUND      DIVIDEND FUND       FUND         BOND FUND
-----------------------------------------------------------------------------------------------------------------------
Purchases of investment securities .........   $100,305,889   $ 27,134,356   $ 28,556,106   $ 30,711,382   $ 19,762,767
                                               ============   ============   ============   ============   ============
Proceeds from sales of investment securities   $127,136,002   $ 22,987,532   $ 27,170,366   $ 33,773,803   $  7,079,424
                                               ============   ============   ============   ============   ============
-----------------------------------------------------------------------------------------------------------------------

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of Ave Maria Catholic Values Fund, Ave Maria Growth Fund,
Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund:

We have audited the accompanying statements of assets and liabilities of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund (the "Funds"), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund, and Ave Maria Bond Fund as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2009

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                    Position Held       Length of
Trustee/Officer                  Address                     Age    with the Trust      Time Served
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*  Gregory J. Schwartz           3707 W. Maple Road,         67     Chairman of the     Since 1992
                                 Bloomfield Hills, MI               Board/Trustee

*  George P. Schwartz, CFA       3707 W. Maple Road,         64     President/Trustee   Since 1992
                                 Bloomfield Hills, MI

INDEPENDENT TRUSTEES:

   John E. Barnds                3707 W. Maple Road,         76     Trustee             Since 2005
                                 Bloomfield Hills, MI

   Peter F. Barry                3707 W. Maple Road,         81     Trustee             Since 2004
                                 Bloomfield Hills, MI

   Louis C. Bosco, Jr.           3707 W. Maple Road,         72     Trustee             Since 2008
                                 Bloomfield Hills, MI

   Donald J. Dawson, Jr.         3707 W. Maple Road,         61     Trustee             Since 1993
                                 Bloomfield Hills, MI

   Joseph M. Grace               3707 W. Maple Road,         72     Trustee             Since 2007
                                 Bloomfield Hills, MI

EXECUTIVE OFFICERS:

*  Richard L. Platte, Jr., CFA   3707 W. Maple Road,         57     Vice President      Since 1993
                                 Bloomfield Hills, MI               and Secretary

*  Timothy S. Schwartz, CFA      3707 W. Maple Road,         37     Treasurer           Since 2000
                                 Bloomfield Hills, MI

*  Becky S. Renaud               3707 W. Maple Road,         36     Chief Compliance    Since 2006
                                 Bloomfield Hills, MI               Officer

*     Gregory J. Schwartz,  George P. Schwartz,  Richard L. Platte, Jr., Timothy
      S. Schwartz and Becky S. Renaud, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

Each Trustee oversees six portfolios of the Trust: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., Inc., a registered broker-dealer.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund.

John E. Barnds is retired First Vice President of National Bank of Detroit (JPMorgan Chase).

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Louis C. Bosco, Jr. is a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (JPMorgan Chase).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Timothy S. Schwartz, CFA is Vice President and Treasurer of Schwartz Investment Counsel, Inc. and the portfolio manager of the Ave Maria Opportunity Fund.

Becky S. Renaud is Chief Financial Officer and Chief Compliance Officer of Schwartz Investment Counsel, Inc.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD (UNAUDITED)
================================================================================

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

                                                                                        Length of
Member                 Address                                                 Age      Time Served
---------------------------------------------------------------------------------------------------
Lou Holtz              5818 El Camino Real, Carlsbad, CA                       72       Since 2007
Lawrence Kudlow        1375 Kings Hwy. East, Suite 260, Fairfield, CT          61       Since 2005
Thomas S. Monaghan     One Ave Maria Drive, Ann Arbor, MI                      72       Since 2001
Michael Novak          1150 17th Street, NW, Suite 1100, Washington, DC        75       Since 2001
Paul R. Roney          One Ave Maria Drive, Ann Arbor, MI                      51       Since 2001
Phyllis Schlafly       7800 Bonhomme, St. Louis, MO                            84       Since 2001

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the host of CNBC's "Kudlow & Company" and a nationally syndicated columnist.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino's Pizza, Inc.

Michael Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino's Farms Corporation. Prior to December 1998, he was Treasurer of Domino's Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).


Additional information regarding the Funds' Trustees, executive officers and Catholic Advisory Board members may be found in the Funds' Statement of Additional Information and is available without charge upon request by calling
(888) 726-9331.

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund and certain ordinary income dividends paid by the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund during the fiscal year end December 31, 2008. On June 30, 2008, the Ave Maria Catholic Values Fund declared and paid a long-term capital gain distribution of $0.0105 per share; the Ave Maria Rising Dividend Fund declared and paid a short term capital gain distribution of $0.0737 per share and declared and paid a long-term capital gain distribution of $0.0026 per share. On December 30, 2008, the Ave Maria Opportunity Fund declared and paid an ordinary income dividend of $0.0256 per share. Periodically throughout the year, the Ave Maria Rising Dividend Fund paid ordinary income dividends totaling $0.1462 per share. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.3847 per share for Class I shares and $0.3630 per share for Class R shares. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distribution of $0.0105 and $0.0026 per share for the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, respectively, 100% of the short-term capital gain distribution of $0.0737 per share for the Ave Maria Rising Dividend Fund and a percentage (100%, 100%, and 19.21%) of the ordinary income dividends paid for the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, respectively, may be subject to a maximum tax rate of 15%. Early in 2009, as required by federal regulations, shareholders received notification of their portion of the Funds' taxable distribution, if any, paid during the 2008 calendar year.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2008) and held until the end of the period (December 31, 2008).

The tables that follow illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA CATHOLIC VALUES FUND

-----------------------------------------------------------------------------------------
                                     Beginning             Ending
                                   Account Value        Account Value       Expenses Paid
                                   July 1, 2008      December 31, 2008     During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00             $  701.30            $6.43
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00             $1,017.64            $7.63
-----------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Catholic Values Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA GROWTH FUND

-----------------------------------------------------------------------------------------
                                     Beginning             Ending
                                   Account Value        Account Value       Expenses Paid
                                   July 1, 2008      December 31, 2008     During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00             $  747.70            $6.61
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00             $1,017.64            $7.63
-----------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Growth Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA RISING DIVIDEND FUND

-----------------------------------------------------------------------------------------
                                     Beginning             Ending
                                   Account Value        Account Value       Expenses Paid
                                   July 1, 2008      December 31, 2008     During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00             $  822.20            $5.56
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00             $1,019.11            $6.16
-----------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Rising Dividend Fund's annualized expense ratio of 1.21% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

AVE MARIA OPPORTUNITY FUND

-----------------------------------------------------------------------------------------
                                     Beginning             Ending
                                   Account Value        Account Value       Expenses Paid
                                   July 1, 2008      December 31, 2008     During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00             $  746.70            $5.50
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00             $1,018.90            $6.36
-----------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Opportunity Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS I

-----------------------------------------------------------------------------------------
                                     Beginning             Ending
                                   Account Value        Account Value       Expenses Paid
                                   July 1, 2008      December 31, 2008     During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00             $1,000.80            $2.02
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00             $1,023.19            $2.04
-----------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond Fund - Class I's annualized expense ratio of 0.40% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS R

-----------------------------------------------------------------------------------------
                                     Beginning             Ending
                                   Account Value        Account Value       Expenses Paid
                                   July 1, 2008      December 31, 2008     During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return          $1,000.00             $1,000.00            $2.87
Based on Hypothetical 5% Return
   (before expenses)                 $1,000.00             $1,022.33            $2.91
-----------------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond Fund - Class R's annualized expense ratio of 0.57% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation  of the  Public  Reference  Room  may be  obtained  by  calling  (800)
SEC-0330.


AVE MARIA MUTUAL FUNDS
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 22, 2008 (UNAUDITED)
================================================================================

On December 22, 2008, a Special Meeting of Shareholders of the Trust was held to consider the election of seven Trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting, either in person or by proxy, represented 55.74% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

                                                       Number of Shares
                                              ---------------------------------
Nominee/Trustee                                Affirmative            Withhold
---------------------                         -------------          ----------
John E. Barnds                                19,557,013.21          234,902.36
Peter F. Barry                                19,554,786.33          237,129.24
Louis C. Bosco, Jr.                           19,435,048.92          356,866.65
Donald J. Dawson, Jr.                         19,650,885.59          141,029.98
Joseph M. Grace                               19,632,841.42          159,074.15
George P. Schwartz                            19,661,886.42          130,029.15
Gregory J. Schwartz                           19,663,861.22          128,054.35

     [GRAPHIC OMITTED]
         AVE MARIA
          MUTUAL
          FUNDS

Ave Maria Catholic Values Fund                 INVESTMENT ADVISER
                                               SCHWARTZ INVESTMENT COUNSEL, INC.
    Ave Maria Growth Fund                      3707 W. Maple Road
                                               Suite 100
Ave Maria Rising Dividend Fund                 Bloomfield Hills, Michigan 48301

  Ave Maria Opportunity Fund                   DISTRIBUTOR
                                               ULTIMUS FUND DISTRIBUTORS, LLC
     Ave Maria Bond Fund                       225 Pictoria Drive, Suite 450
                                               Cincinnati, Ohio 45246

AVE MARIA MUTUAL FUNDS                         CUSTODIAN
series of Schwartz Investment Trust            US BANK, N.A.
3707 W. Maple Road                             425 Walnut Street
Suite 100                                      Cincinnati, Ohio 45202
Bloomfield Hills, Michigan 48301
                                               ADMINISTRATOR
BOARD OF TRUSTEES                              ULTIMUS FUND SOLUTIONS, LLC
Gregory J. Schwartz, Chairman                  P.O. Box 46707
George P. Schwartz, CFA                        Cincinnati, Ohio 45246
John E. Barnds
Peter F. Barry                                 INDEPENDENT REGISTERED
Donald J. Dawson, Jr.,                         PUBLIC ACCOUNTING FIRM
Joseph M. Grace                                DELOITTE & TOUCHE LLP
                                               111 S. Wacker Drive
OFFICERS                                       Chicago, Illinois 60606
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary    LEGAL COUNSEL
Timothy S. Schwartz, CFA, Treasurer            SULLIVAN & WORCESTER LLP
Robert G. Dorsey, Assistant Secretary          1666 K Street, NW, Suite 700
John F. Splain, Assistant Secretary            Washington, DC 20006
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President
Becky S. Renaud, Chief Compliance Officer

CATHOLIC ADVISORY BOARD
Paul R. Roney, Chairman
Lou Holtz
Lawrence Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly


                                [GRAPHIC OMITTED]

                        SCHWARTZ INVESTMENT COUNSEL, INC.

                                ESTABLISHED 1980

  3707 WEST MAPLE ROAD   o   SUITE 100   o   BLOOMFIELD HILLS, MICHIGAN 48301

                             www.schwartzinvest.com

                            SCHWARTZ INVESTMENT TRUST

PART C.     OTHER INFORMATION
            -----------------

Item 23.    Exhibits
            ----------

            (a) Agreement and Declaration of Trust - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

            (b) Bylaws - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005

            (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

            (d)   (i)   Advisory  Agreement  (with respect to the Schwartz Value
                        Fund)  with   Schwartz   Investment   Counsel,   Inc.  -
                        Incorporated   herein  by  reference   to   Registrant's
                        Post-Effective  Amendment  No. 19 filed on February  15,
                        2006

                  (ii) Advisory Agreement (with respect to the Ave Maria Catholic Values Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on May 1, 2001

                  (iii) Investment Management Agreement (with respect to the Ave
                        Maria Bond Fund) with Schwartz Investment Counsel,  Inc.
                        - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

                  (iv) Investment Management Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

                  (v) Sub-Advisory Agreement (with respect to the Ave Maria Growth Fund) with JLB & Associates, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 22 filed on April 29, 2008

                  (vi) Advisory Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

                  (vii) Advisory  Agreement  (with  respect  to  the  Ave  Maria
                        Opportunity Fund) - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 20 filed on April 28, 2006

            (e)   (i)   Distribution  Agreement with Ultimus Fund  Distributors,
                        LLC - Incorporated  herein by reference to  Registrant's
                        Post-Effective Amendment No. 21 filed on April 30, 2007

                  (ii) Form of Dealer's Agreement - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 19 filed on February 15, 2006

            (f)   Inapplicable

            (g) Custody Agreement with US Bank, N.A. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on February 15, 2005

            (h)   (i)   Mutual  Fund  Services   Agreement   with  Ultimus  Fund
                        Solutions, LLC - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on
                        April 30, 2007

                  (ii) Expense Limitation Agreement (with respect to the Ave Maria Catholic Values Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

                  (iii) Expense  Limitation  Agreement  (with respect to the Ave
                        Maria Bond Fund) with Schwartz Investment Counsel,  Inc.
                        - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

                  (iv) Expense Limitation Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

                  (v) Expense Limitation Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

                  (vi) Expense Limitation Agreement (with respect to the Ave Maria Opportunity Fund) with Schwartz Investment Counsel, Inc. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 21 filed on April 30, 2007

            (i)   Opinion  and  Consent  of  Counsel  relating  to  Issuance  of
                  Shares--Incorporated   herein  by  reference  to  Registrant's
                  Post-Effective Amendment No. 20 filed on April 28, 2006

            (j) Consent of Independent Registered Public Accounting Firm - Filed herewith

            (k)   Not applicable

            (l) Agreement Relating to Initial Capital - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

            (m) Shareholder Servicing Plan - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

            (n)   Rule 18f-3 Multi-Class Plan - Filed herewith

            (o)   Reserved

            (p)   (i)   Code of Ethics of  Registrant -  Incorporated  herein by
                        reference to Registrant's  Post-Effective  Amendment No.
                        19 filed on February 15, 2006

                  (ii) Code of Ethics of Schwartz Investment Counsel, Inc. - Filed herewith

                  (iii) Code of  Ethics  of  Ultimus  Fund  Distributors,  LLC -
                        Incorporated   herein  by  reference   to   Registrant's
                        Post-Effective Amendment No. 22 filed on April 29, 2008

                  (iv)  Code of Ethics of JLB & Associates,  Inc. - Incorporated
                        herein  by  reference  to  Registrant's   Post-Effective
                        Amendment No. 21 filed on April 30, 2007

           (Other)(i)   Power  of  Attorney   for  Donald  J.   Dawson,   Jr.  -
                        Incorporated   herein  by  reference   to   Registrant's
                        Post-Effective Amendment No. 11 filed on April 19, 2001

                  (ii)  Power of  Attorney  for  Peter F.  Barry -  Incorporated
                        herein  by  reference  to  Registrant's   Post-Effective
                        Amendment No. 17 filed on March 31, 2004

                  (iii) Power  of  Attorney  for John E.  Barnds -  Incorporated
                        herein  by  reference  to  Registrant's   Post-Effective
                        Amendment No. 18 filed on February 15, 2005

                  (iv)  Power of  Attorney  for Joseph M.  Grace -  Incorporated
                        herein  by  reference  to  Registrant's   Post-Effective
                        Amendment No. 22 filed on April 29, 2008

                  (v) Power of Attorney for Louis C. Bosco, Jr. - Filed herewith

Item 24.    Persons Controlled by or Under Common Control with Registrant.
            --------------------------------------------------------------
            No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    Indemnification
            ---------------
            Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                  Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

            The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

            The Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

            The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

            Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements, the Sub-Advisory Agreement and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or

            (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or
            (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.    Business and Other Connections of the Investment Adviser
            --------------------------------------------------------

            The Adviser has been registered as an investment adviser since 1988 and had assets under management of over $464 million as of December 31, 2008. The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  (i)   George P. Schwartz--None
                  (ii)  Richard L. Platte, Jr.--None
                  (iii) Gregory R. Heilman--None
                  (iv)  Timothy S. Schwartz--None
                  (v)   Robert M. Dailey--None
                  (vi)  Becky S. Renaud--None

            The business address of the Adviser and of each director and officer of the Adviser is 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301.

            The Sub-Adviser has been registered as an investment adviser since 1983. The directors and executive officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

                  (i)   James L. Bashaw--None
                  (ii)  James E. Bashaw--None

            The business address of the Sub-Adviser and of each director and executive officer of the Sub-Adviser is 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170.

Item 27.    Principal Underwriters
            ----------------------

            (a) The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

                  Williamsburg Investment Trust    The GKM Funds
                  Hussman Investment Trust         Profit Funds Investment Trust
                  Veracity Funds                   Oak Value Trust
                  The Cutler Trust                 TFS Capital Investment Trust
                  The Berwyn Funds                 The Destination Funds
                  CM Advisers Family of Funds      The Piedmont Investment Trust
                  PMFM Investment Trust            AlphaMark Investment Trust
                  Gardner Lewis Investment Trust   The RAM Funds

                                        Position with                  Position with
            (b)   Name                  Distributor                    Registrant
                  ----                  -----------                    ----------
                  Robert G. Dorsey      President/Managing Director    Assistant Secretary
                  Mark J. Seger         Treasurer/Managing Director    Assistant Treasurer
                  John F. Splain        Secretary/Managing Director    Assistant Secretary
                  Theresa M. Bridge     Vice President                 Assistant Treasurer
                  Shanda S. Gentry      Chief Compliance Officer       Asst. Vice President
                  Wade R. Bridge        Vice President                 None
                  Steven F. Nienhaus    Vice President                 None
                  Tina H. Bloom         Vice President                 None
                  Craig J. Hunt         Vice President                 None
                  Jeffrey Moeller       Vice President                 None

                  The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

            (c)   Inapplicable

Item 28.    Location of Accounts and Records
            --------------------------------
            Accounts,  books and other  documents  required to be  maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, or at the offices of the Sub-Adviser located at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.    Management Services Not Discussed in Parts A or B
            -------------------------------------------------
            Inapplicable

Item 30.    Undertakings
            ------------
            Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 30th day of April, 2009.

                                            SCHWARTZ INVESTMENT TRUST

                                            By: /s/ George P. Schwartz
                                                -----------------------------
                                                George P. Schwartz, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                        Title                      Date
           ---------                        -----                      ----

/s/ George P. Schwartz             President and Trustee          April 30, 2009
--------------------------------   (Chief Executive Officer)
George P. Schwartz


/s/ Timothy S. Schwartz            Treasurer                      April 30, 2009
--------------------------------   (Chief Financial Officer
Timothy S. Schwartz                and Principal Accounting
                                   Officer)

--------------------------------   Trustee                /s/ George P. Schwartz
Peter F. Barry*                                           ----------------------
                                                          George P. Schwartz
                                                          Attorney-in-fact*
--------------------------------   Trustee                April 30, 2009
Donald J. Dawson, Jr.*


--------------------------------   Trustee
John E. Barnds*


--------------------------------   Trustee
Joseph M. Grace*


--------------------------------   Trustee
Louis C. Bosco, Jr.*

                                INDEX TO EXHIBITS
                                -----------------

Item 23(j)        Consent of Independent Registered Public Accounting Firm

Item 23(n)        Rule 18f-3 Multi-Class Plan

Item 23(p)(ii)    Code of Ethics of Schwartz Investment Counsel, Inc.

(Other)(v)        Power of Attorney for Louis C. Bosco, Jr.